UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22310

ETF Managers Trust
(Exact name of registrant as specified in charter)

350 Springfield Ave., Suite 200
Summit, NJ 07901
 (Address of principal executive offices)

U.S. Bank Global Fund Services
811 E Wisconsin Ave
Milwaukee, WI 53202
(Name and address of agent for service)

(908)-897-0518
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2023

Date of reporting period: September 30, 2023

Item 1. Reports to Stockholders.

(a)

Annual Report

September 30, 2023

AI Powered Equity ETF
Ticker: AIEQ

The fund is a series of ETF Managers Trust.

AI Powered Equity ETF

September 30, 2023

AI Powered Equity ETF

Dear Shareholder,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in the AI Powered Equity ETF (the “Fund”). The following information pertains to the fiscal period from October 1, 2022 to September 30, 2023 (the “Annual Period”).

Market Overview

The U.S. economy performed better than expected despite persistent inflationary pressure, rising interest rates and geo-political conflict during the Annual Period.

Early in the Annual Period, inflation had risen sharply because of supply chain disruptions, high food and energy prices and the Russia-Ukraine war, reaching its peak level, just prior to the Annual Period, in September 2022. In the first quarter of 2023, U.S. equities managed to deliver gains, despite the significant volatility. The January rally, however, gave way to a February sell off as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the U.S. Federal Reserve’s (Fed) monetary policy would remain tight for the foreseeable future. One of the most significant impacts occurred in the banking sector in March 2023, when Silicon Valley Bank, Signature Bank, and First Republic Bank, among others, failed. In the same month, Swiss bank UBS agreed to buy Credit Suisse, considered vulnerable in the then current environment.

In the second quarter of 2023, the economy grew at an annualized rate of 2.1%, according to the third estimate from the U.S. Bureau of Economic Analysis, compared to 2.2% in the first quarter and in line with 2.1% in 2022 overall. Since then, price pressures have eased given normalization in supply chains, falling energy prices and aggressive measures by the Fed and other global central banks to tighten financial conditions and slow demand in their economies. Nevertheless, during the Annual Period inflation levels remained much higher than central banks’ target levels, with the Fed raising its target fed funds rate six times during the Annual Period, bringing it to a range of 5.25% to 5.50% as of July 2023. As of August 2023, the unemployment rate was 3.8%, near its pre-pandemic low, although monthly job growth continued to be moderate. In September 2023, the Fed’s policy committee voted to hold the rate steady.

As the U.S. Congress neared its September 30, 2023, deadline to approve federal funding, investor concerns about a potential government shutdown and the impact this could have on the U.S. economy increased. The shutdown, however, was averted because of a Continuing Resolution which temporarily kept the government open for forty-five more days. Despite higher rates and increased market volatility, U.S. stocks for the Annual Period had strong returns of 21.62%, as measured by the S&P 500 Index.

These conditions have impacted the performance of the Fund during the Annual Period, among other factors, and the value of an investment in the Fund. We encourage you to talk with your financial advisor and visit etfmg.com for further insight into investing in today’s markets.

Performance Overview

The AI Powered Equity ETF (AIEQ) is actively managed and seeks capital appreciation. Over the Annual Period, the total return for the Fund was 4.2%, while the total return for its broad market benchmark, the S&P 500 Index, was 21.62%. The best performers in the Fund, on the basis of contribution to return were Applovin Corp., Maxar Technologies Inc., Gamestop Corp., Onto Innovation Inc. and Microstrategy Inc, while the worst performers were Pacwest Bancorp., Cassava Sciences Inc., Novavax Inc., Clearfield Inc., and Fubotv Inc.

2

At the end of the Annual Period, the Fund saw an approximate allocation of 16.05% to Financials, 15.82% to Consumer Discretionary, and 14.96% to the Information Technology sector. The portfolio holdings of the Fund are solely exposed to the United States. During periods of market volatility, such as during the reporting period, the Fund will buy and sell securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

The Fund invests primarily in equity securities listed on a U.S. exchange based on the results of a proprietary, quantitative model developed by EquBot LLC that runs on the Watson™ platform. Each day, the EquBot Model ranks each company based on the probability of the company benefiting from current economic conditions, trends, and world events and identifies approximately 30 to 200 companies with the greatest potential over the next twelve months for appreciation and weights those companies to seek a level of volatility comparable to that of the broader U.S. equity market. EquBot, the Fund’s sub-adviser, is a technology-based company focused on applying artificial intelligence (AI) based solutions to investment analyses.

You can find further details about the Fund by visiting www.etfmg.com, or by calling 1-844-ETF-MGRS (1-844-383-6477).

Sincerely

John A. Flanagan
Principal Financial Officer

3

AI Powered Equity ETF
Growth of $10,000 (Unaudited)

Average Annual Returns Year Ended September 30, 2023	1 Year Return	5 Year Return	Since Inception (10/17/17)	Value of $10,000 (9/30/2023)
AI Powered Equity ETF (NAV)	4.20%	2.85%	5.35%	$13,641
AI Powered Equity ETF (Market)	4.10%	2.72%	5.26%	$13,572
S&P 500 Index	21.62%	9.92%	10.99%	$18,607

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on October 17, 2017, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends. The chart assumes reinvestment of capital gains and dividends, if any. The index returns do not reflect fees or expenses and are not available for direct investment.

4

AI Powered Equity ETF

Top Ten Holdings as of September 30, 2023 (Unaudited)*

		% of Total
	Security	Investments
1	AT&T, Inc.	6.86%
2	The Cigna Group	5.10%
3	Wells Fargo & Co.	4.50%
4	Parker-Hannifin Corp.	4.23%
5	United Rentals, Inc.	3.50%
6	KeyCorp	3.13%
7	Exelixis, Inc.	2.96%
8	NVIDIA Corp.	2.49%
9	AbbVie, Inc.	2.21%
10	Invitation Homes, Inc.	1.69%

Top Ten Holdings = 36.67% of Total Investments

*       Current Fund holdings may not be indicative of future Fund holdings.

5

AI Powered Equity ETF

Important Disclosures and Key Risks Factors

Past performance is not indicative of future return. A fund’s performance for very short time periods may not be indicative of future performance.

AIEQ

The AI Powered Equity ETF (the “Fund”) seeks long-term capital appreciation within risk constraints commensurate with broad market U.S. equity indices.

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests such as political, market and economic developments, as well as events that impact specific issuers.

The Fund is actively-managed and may not meet its investment objective based on the success or failure of the EquBot Model to identify investment opportunities. Fund holdings are subject to change. For full holdings information, please visit www.etfmg.com.

The portfolio managers may actively and frequently trade securities or other instruments in the Fund’s portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses.

Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on Models and Data, the Adviser may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

ETF Managers Group LLC is the investment adviser to the fund. EquBot LLC serves as the sub-advisor to the Fund.

Effective, August 14, 2023, the Fund is distributed by Foreside Fund Services LLC. ETF Managers Group LLC is a wholly owned subsidiary of Exchange Traded Managers Group LLC (collectively, “ETFMG”).

6

AI Powered Equity ETF

PORTFOLIO ALLOCATIONS

As of September 30, 2023 (Unaudited)

AI Powered
Equity ETF
As a percent of Net Assets:
Bermuda	0.2%
Guernsey	0.2
United States	99.4
Short-Term and other Net Assets (Liabilities)	0.2
100.0%
7

AI Powered Equity ETF

Schedule of Investments

September 30, 2023

	Shares	Value

COMMON STOCKS - 99.8%
Bermuda - 0.2%
Chemicals - 0.2%
Axalta Coating Systems, Ltd. (a)	6,601	$177,567

Guernsey - 0.2%
IT Services - 0.2%
Amdocs, Ltd.	2,199	185,794

United States - 99.4%
Aerospace & Defense - 0.5%
TransDigm Group, Inc. (a)(b)	592	499,133
Air Freight & Logistics - 1.4%
FedEx Corp.	5,225	1,384,207
Auto Components - 1.8%
BorgWarner, Inc.	42,309	1,708,014
Gentex Corp.	3,588	116,754
Total Auto Components		1,824,768
Automobiles - 2.5%
Ford Motor Co.	102,978	1,278,986
General Motors Co.	38,273	1,261,861
Total Automobiles		2,540,847
Banks - 11.5%
Bank of America Corp.	44,814	1,227,007
Fifth Third Bancorp	27,615	699,488
First Citizens BancShares, Inc. - Class A	129	178,033
KeyCorp	305,902	3,291,506
Prosperity Bancshares, Inc.	2,252	122,914
Truist Financial Corp.	44,170	1,263,704
Wells Fargo & Co.	115,751	4,729,586
Zions Bancorp NA	7,537	262,966
Total Banks		11,775,204
Biotechnology - 6.8%
AbbVie, Inc.	15,565	2,320,119
Exelixis, Inc. (a)	142,010	3,102,918
Natera, Inc. (a)(b)	5,351	236,782
Vertex Pharmaceuticals, Inc. (a)	3,574	1,242,823
Total Biotechnology		6,902,642
Capital Markets - 1.6%
Franklin Resources, Inc.	12,517	307,668
SEI Investments Co.	9,496	571,944
The Bank of New York Mellon Corp.	17,962	766,079
Total Capital Markets		1,645,691
Chemicals - 1.0%
Corteva, Inc.	11,927	610,185
International Flavors & Fragrances, Inc.	6,091	415,223
Total Chemicals		1,025,408
Commercial Services & Supplies - 0.1%
Tetra Tech, Inc.	866	131,658
Communications Equipment - 0.8%
Juniper Networks, Inc.	11,076	307,802
Motorola Solutions, Inc.	1,759	478,870
Total Communications Equipment		786,672

The accompanying notes are an integral part of these financial statements.

8

AI Powered Equity ETF

Schedule of Investments

September 30, 2023 (Continued)

	Shares	Value

Construction & Engineering - 0.4%
AECOM	4,978	$413,373
Consumer Finance - 2.5%
Ally Financial, Inc.	17,963	479,253
American Express Co.	8,126	1,212,318
Synchrony Financial	28,737	878,490
Total Consumer Finance		2,570,061
Diversified Telecommunication Services - 8.2%
AT&T, Inc.	479,288	7,198,906
Verizon Communications, Inc.	37,563	1,217,417
Total Diversified Telecommunication Services		8,416,323
Electric Utilities - 6.7%
Alliant Energy Corp.	4,277	207,221
American Electric Power Co., Inc.	11,045	830,805
Duke Energy Corp. (b)	11,834	1,044,469
Entergy Corp.	16,918	1,564,916
Exelon Corp.	22,109	835,499
FirstEnergy Corp. (b)	8,705	297,537
IDACORP, Inc. (b)	4,093	383,309
NRG Energy, Inc.	12,114	466,631
The Southern Co.	17,950	1,161,724
Total Electric Utilities		6,792,111
Electrical Equipment - 0.2%
Acuity Brands, Inc.	967	164,690
Energy Equipment & Services - 0.3%
NOV, Inc.	15,092	315,423
Entertainment - 2.0%
ROBLOX Corp. - Class A (a)	49,780	1,441,628
Take-Two Interactive Software, Inc. (a)	4,553	639,196
Total Entertainment		2,080,824
Financial Services - 2.3%
Equitable Holdings, Inc.	36,983	1,049,947
PayPal Holdings, Inc. (a)(b)	21,417	1,252,037
Total Financial Services		2,301,984
Food Products - 0.4%
Lamb Weston Holdings, Inc.	3,511	324,627
Post Holdings, Inc. (a)	1,250	107,175
Total Food Products		431,802
Health Care Equipment & Supplies - 0.7%
Align Technology, Inc. (a)	1,779	543,164
Penumbra, Inc. (a)	743	179,739
Total Health Care Equipment & Supplies		722,903
Health Care Providers & Services - 6.3%
DaVita, Inc. (a)	11,364	1,074,239
The Cigna Group	18,713	5,353,228
Total Health Care Providers & Services		6,427,467
Health Care REITs - 0.7%
Welltower, Inc.	8,422	689,930
Hotels, Restaurants & Leisure - 2.0%
Booking Holdings, Inc. (a)	415	1,279,839
Domino’s Pizza, Inc.	1,710	647,731
Wyndham Hotels & Resorts, Inc.	1,907	132,613
Total Hotels, Restaurants & Leisure		2,060,183
Household Durables - 0.4%

The accompanying notes are an integral part of these financial statements.

9

AI Powered Equity ETF

Schedule of Investments

September 30, 2023 (Continued)

	Shares	Value

Skyline Champion Corp. (a)	5,741	$365,817
Independent Power and Renewable Electricity Producers - 0.4%
Vistra Corp.	12,108	401,743
Industrial (REITs) - 1.1%
Americold Realty Trust, Inc. (b)	26,083	793,184
EastGroup Properties, Inc.	741	123,399
STAG Industrial, Inc.	4,780	164,958
Total Industrial REITs		1,081,541
Insurance - 3.5%
Allstate Corp. (b)	10,302	1,147,746
Loews Corp.	3,199	202,529
Selective Insurance Group, Inc.	9,634	993,940
The Progressive Corp.	8,721	1,214,835
Total Insurance		3,559,050
Interactive Media & Services - 1.2%
Meta Platforms, Inc. - Class A (a)	4,236	1,271,690
Life Sciences Tools & Services - 2.1%
10X Genomics, Inc. - Class A (a)	7,111	293,329
Bruker Corp.	3,119	194,314
Charles River Laboratories International, Inc. (a)(b)	1,868	366,091
Medpace Holdings, Inc. (a)	3,565	863,193
West Pharmaceutical Services, Inc.	1,119	419,860
Total Life Sciences Tools & Services		2,136,787
Machinery - 4.6%
Oshkosh Corp.	1,771	169,006
Parker-Hannifin Corp.	11,407	4,443,254
Watts Water Technologies, Inc. - Class A	629	108,704
Total Machinery		4,720,964
Media - 0.2%
Nexstar Media Group, Inc.	1,358	194,696
Metals & Mining - 0.2%
Royal Gold, Inc.	1,823	193,840
Mortgage Real Estate Investment Trusts (REITs) - 1.6%
AGNC Investment Corp. (b)	171,240	1,616,506
Multi-Utilities - 2.9%
Ameren Corp. (b)	4,344	325,062
CenterPoint Energy, Inc.	14,207	381,458
CMS Energy Corp.	6,546	347,658
Dominion Energy, Inc.	17,984	803,344
NiSource, Inc.	14,664	361,908
Public Service Enterprise Group, Inc.	13,070	743,814
Total Multi-Utilities		2,963,244
Oil, Gas & Consumable Fuels - 1.3%
Cheniere Energy, Inc.	7,887	1,308,926
Professional Services - 1.2%
ASGN, Inc. (a)	5,627	459,614
Ceridian HCM Holding, Inc. (a)(b)	2,546	172,746
Robert Half International, Inc. (b)	3,636	266,446
SS&C Technologies Holdings, Inc.	5,763	302,788
Total Professional Services		1,201,594
Residential REITs - 2.0%
Equity Residential	5,476	321,496
Invitation Homes, Inc. (b)	55,837	1,769,474
Total Residential REITs		2,090,970

The accompanying notes are an integral part of these financial statements.

10

AI Powered Equity ETF

Schedule of Investments

September 30, 2023 (Continued)

	Shares	Value

Retail REITs - 0.9%
NNN REIT, Inc.	26,454	$934,884
Semiconductors & Semiconductor Equipment - 3.7%
Lattice Semiconductor Corp. (a)(b)	3,490	299,896
NVIDIA Corp.	6,013	2,615,595
Power Integrations, Inc. (b)	1,547	118,052
Universal Display Corp.	4,974	780,868
Total Semiconductors & Semiconductor Equipment		3,814,411
Software - 1.6%
Dynatrace, Inc. (a)	5,425	253,510
Salesforce, Inc. (a)	6,032	1,223,169
Smartsheet, Inc. - Class A (a)	3,535	143,026
Total Software		1,619,705
Specialized REITs - 1.4%
Equinix, Inc.	1,430	1,038,552
Gaming and Leisure Properties, Inc.	7,398	336,979
Total Specialized REITs		1,375,531
Specialty Retail - 3.7%
Lowe’s Cos., Inc.	5,967	1,240,181
The Home Depot, Inc.	4,100	1,238,856
TJX Cos., Inc.	14,081	1,251,519
Total Specialty Retail		3,730,556
Tobacco - 1.2%
Altria Group, Inc.	29,278	1,231,140
Trading Companies & Distributors - 3.6%
United Rentals, Inc.	8,256	3,670,370
Total United States		101,387,269
TOTAL COMMON STOCKS (Cost $102,620,156)		101,750,630

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 3.0%
Mount Vernon Liquid Assets Portfolio, LLC, 5.50% (c)	3,098,889	3,098,889
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $3,098,889)		3,098,889

SHORT-TERM INVESTMENTS - 0.1%
Money Market Funds - 0.2%
First American Government Obligations Fund - Class X, 5.26% (c)	144,331	144,331
TOTAL SHORT-TERM INVESTMENTS (Cost $144,331)		144,331

Total Investments (Cost $105,863,376) - 103.0%		104,993,850
Liabilities in Excess of Other Assets - (3.0)%		(3,044,033)
TOTAL NET ASSETS - 100.0%		$101,949,817

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or portion of this security was out on loan at September 30, 2023.
(c)	The rate shown is the annualized seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

11

 AI Powered Equity ETF

STATEMENT OF ASSETS AND LIABILITIES

As of September 30, 2023

AI Powered
Equity ETF
ASSETS
Investments in securities, at value*	$104,993,850
Receivables:
Dividends and interest receivable	119,861
Securities lending income receivable	585
Total Assets	105,114,296

LIABILITIES
Collateral received for securities loaned (Note 7)	3,098,889
Payables:
Unitary fees payable	65,590
Total Liabilities	3,164,479
Net Assets	$101,949,817

NET ASSETS CONSIST OF:
Paid-in Capital	$159,009,673
Total distributable earnings (accumulated losses)	(57,059,856)
Net Assets	$101,949,817

*Identified Cost:
Investments in securities	$105,863,376

Shares Outstanding^	3,425,000
Net Asset Value, Offering and Redemption Price per Share	$29.77

^	No par value, unlimited number of shares authorized

The accompanying notes are an integral part of these financial statements.

12

AI Powered Equity ETF

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2023

AI Powered
Equity ETF
INVESTMENT INCOME
Income:
Dividends from investments (net of foreign withholdings tax of $4,785)	$1,371,348
Interest	19,218
Securities lending income	673,119
Total Investment Income	2,063,685

Expenses:
Unitary fees	807,307
Total Expenses	807,307
Net Investment Income	1,256,378

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	(10,681,833)
In-Kind Redemptions	343,113
Net Realized Loss on Investments and In-Kind Redemptions	(10,338,720)
Net Change in Unrealized Appreciation/Depreciation of:
Investments	11,416,406
Net Change in Unrealized Appreciation/Depreciation of Investments	11,416,406
Net Realized and Unrealized Gain on Investments	1,077,686
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,334,064

The accompanying notes are an integral part of these financial statements.

13

AI Powered Equity ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2023	Year Ended September 30, 2022
OPERATIONS
Net investment income	$1,256,378	$337,785
Net realized loss on investments and in-kind redemptions	(10,338,720)	(27,977,960)
Net change in unrealized appreciation/depreciation of investments	11,416,406	(14,563,258)
Net increase (decrease) in net assets resulting from operations	2,334,064	(42,203,433)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	(1,342,664)	(2,903,688)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares	1,898,127	(23,394,942)
Net increase (decrease) in net assets	2,889,527	(68,502,063)

NET ASSETS
Beginning of Year	99,060,290	167,562,353
End of Year	$101,949,817	99,060,290

Summary of share transactions is as follows:

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Shares Sold	775,000	$25,157,710	4,550,000	$187,547,448
Shares Redeemed	(775,000)	(23,259,583)	(5,200,000)	(210,942,390)
Net Transactions in Fund Shares	—	$1,898,127	(650,000)	$(23,394,942)

Beginning Shares	3,425,000		4,075,000
Ending Shares	3,425,000		3,425,000

The accompanying notes are an integral part of these financial statements.

14

AI Powered Equity ETF

FINANCIAL HIGHLIGHTS

For capital share outstanding throughout each year

	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net Asset Value, Beginning of Year	$28.92	$41.12	$30.72	$26.19	$29.50
Income (Loss) from Investment Operations:
Net investment income (loss) [1]	0.35	0.09	(0.03)	0.14	0.16
Net realized and unrealized gain (loss) on Investments	0.87	(11.57)	10.47	4.52	(1.41)
Total from investment operations	1.22	(11.48)	10.44	4.66	(1.25)
Less Distributions:
Distributions from net investment income	(0.37)	—	(0.04)	(0.13)	(0.17)
Net realized gains	—	(0.72)	—	—	(1.89)
Total distributions	(0.37)	(0.72)	(0.04)	(0.13)	(2.06)
Net asset value, end of year	$29.77	$28.92	$41.12	$30.72	$26.19
Total Return	4.20%	(28.45)%	34.00%	17.94%	(2.32)%

Ratios/Supplemental Data:
Net Assets at end of year (000’s)	$101,950	$99,060	$167,562	$92,933	$114,573

Expenses to Average Net Assets	0.75%	0.75%	0.75%	0.75%	0.75%
Net Investment Income (Loss) to Average Net Assets	1.17%	0.24%	(0.09)%	0.49%	0.64%
Portfolio Turnover Rate	2719%	1708%	540%	239%	129%

[1]	Calculated based on average shares outstanding during the year.

The accompanying notes are an integral part of these financial statements.

15

AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

NOTE 1 – ORGANIZATION

The AI Powered Equity ETF (the “Fund”) is a series of ETF Managers Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is capital appreciation. The Fund commenced operations on October 17, 2017.

The Fund currently offers one class of shares, which has no front end sales load, no deferred sales charges, and no redemption fees. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. Market prices for the Shares may be different from their net asset value (“NAV”). The Fund issues and redeems Shares on a continuous basis at NAV only in blocks of 25,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified Index. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participant”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Authorized Participants transacting in Creation Units for cash may pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Transaction Fees” in the Statements of Changes in Net Assets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The Fund may invest in certain other investment companies (underlying funds). For more information about the underlying Fund’s operations and policies, please refer to those fund’s semiannual and annual reports, which are filed with the SEC.

A.	Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.
16

AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2023 (Continued)

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by ETF Managers Group, LLC (the “Adviser”), using procedures adopted by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2023, the Fund did not hold any securities fair valued by the Adviser.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level	1 Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level	2 Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level	3 Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table presents a summary of the Fund’s investments in securities, at fair value, as of September 30, 2023:

AI Powered Equity ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$101,750,630	$—	$—	$101,750,630
Short-Term Investments	144,331	—	—	144,331
Investments Purchased with Securities Lending Collateral*	—	—	—	3,098,889
Total Investments in Securities	$101,894,961	$—	$—	$104,993,850

^	For further information regarding security characteristics, see the Schedule of Investments.

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.
17

AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2023 (Continued)

B.	Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.

To avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has analyzed its tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2023 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, the State of New Jersey, and the State of Delaware; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of September 30, 2023, management has reviewed the tax positions for open periods (for Federal purposes, three years from the date of filing and for state purposes, generally a range of three to four years from the date of filing), as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

C.	Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains, from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries.

D.	Foreign Currency Translations and Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

E.	Distributions to Shareholders. Distributions to shareholders from net investment income are declared and paid for the Fund on a quarterly basis. Net realized gains on securities for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.
18

AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2023 (Continued)

F.	Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.	Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

H.	Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 3 – RISK FACTORS

Investing in the AI Powered Equity ETF may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests such as political, market and economic developments, as well as events that impact specific issuers.

Management Risk. The Fund is subject to management risk as an actively-managed investment portfolio. The Adviser’s investment approach may fail to produce the intended results. If the Adviser’s implementation of the EquBot Model is inaccurate or incomplete, the Fund may not perform as expected and your investment could lose value over short or long-term periods. Additionally, the Adviser has not previously managed a Fund whose strategy relies on the use of AI, which may create additional risks for the Fund.

Market Trading Risk. An investment in the Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.

Models and Data Risk. The Fund relies heavily on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks.

Portfolio Turnover Risk. The portfolio managers may actively and frequently trade securities or other instruments in the Fund’s portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses.

Real Estate Investment Trust (“REIT”) Investment Risk. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. REITs may be affected by changes in the value of their underlying properties or mortgages or by defaults by their borrowers or tenants. Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. In addition, the performance of a REIT may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.

19

AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2023 (Continued)

Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

Smaller Companies Risk. Smaller companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. The securities of smaller companies also tend to be bought and sold less frequently and at significantly lower trading volumes than the securities of larger companies. As a result, it may be more difficult for the Fund to buy or sell a significant amount of the securities of a smaller company without an adverse impact on the price of the company’s securities, or the Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase the Fund’s tracking error.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID -19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objective which may adversely impact performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have significant impact on the Fund’s performance, resulting in losses to the Fund.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets.

On October 7, 2023, Hamas launched a significant attack on Israel from the Gaza Strip. The extent and duration of the Israel-Hamas war and any related economic and market impacts are impossible to predict but may be significant and may negatively impact Israel’s economy. The price and liquidity of investments may fluctuate widely as a result of these conflicts and related events. How long such conflicts and related events will last, and whether either may escalate further, cannot be predicted, however such conflicts may negatively impact issuers of securities in which the Fund(s) invests.

A complete description of the principal risks is included in the Fund’s prospectus under the heading “Principal Investment Risks.”

20

AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2023 (Continued)

NOTE 4 – MANAGEMENT AND OTHER CONTRACTS

The Adviser serves as the investment Adviser to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is also responsible for arranging transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate.

Under the Investment Advisory Agreement with the Fund, the Adviser has overall responsibility for the general management and administration of the Fund and arranges for sub-Advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Fund to operate. The Adviser bears the costs of all Advisory and non-Advisory services required to operate the Fund, in exchange for a single unitary fee. For services provided the Fund pays the Adviser at an annual rate of 0.75% of the Fund’s average daily net assets. The Adviser has an agreement with, and is dependent on, a third party to pay the Fund’s expenses in excess of 0.75% of the Fund’s average daily net assets. Additionally, under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”). The Adviser has entered into an Agreement with Foreside Fund Services LLC to serve as distributor the Fund (the “Distributor”). The Distributor provides marketing support for the Fund, including distributing marketing materials related to the Fund.

EquBot, LLC serves as the sub-adviser to the Fund (the “Sub-Adviser”) and provides investment advice using the EquBot Model to the Adviser and the Fund. The Adviser is responsible for paying the entire amount of the Sub-Adviser’s fee for the Fund. The Sub-Adviser also provides marketing support for the Fund.

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (the “Administrator”) provides fund accounting, fund administration, and transfer agency services to the Fund. The Adviser compensates the Administrator for these services under an administration agreement between the two entities.

The Adviser pays each independent Trustee a quarterly fee for service to the Fund. Each Trustee is also reimbursed by the Adviser for all reasonable out-of-pocket expenses incurred in connection with their duties as Trustee, including travel and related expenses incurred in attending Board meetings.

NOTE 5 – DISTRIBUTION PLAN

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to the Fund, with the amount of such compensation not to exceed an annual rate of 0.25% of the Fund’s daily average net assets. For the year ended September 30, 2023, the Fund did not incur any 12b-1 expenses.

21

AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2023 (Continued)

NOTE 6 - PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, for the year ended September 30, 2023:

	Purchases	Sales
AI Powered Equity ETF	$2,903,490,860	$2,901,542,861

The costs of purchases and sales of in-kind transactions associated with creations and redemptions for the year ended September 30, 2023:

	Purchases In- Kind	Sales In- Kind
AI Powered Equity ETF	$24,912,529	$22,858,931

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all in-kind sales. Net capital gains or losses resulting from in-kind redemptions are excluded from the Fund’s taxable gains and are not distributed to shareholders.

There were no purchases or sales of U.S. Government obligations for the year ended September 30, 2023.

NOTE 7 — SECURITIES LENDING

The Fund may lend up to 33 1∕3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (“the Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Fund receives compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations either directly on behalf of the Fund or through one or more joint accounts, money market funds, or short-term bond funds, including those advised by or affiliated with the Adviser; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. Other investment companies, in which the Fund may invest cash collateral, can be expected to incur fees and expenses for operations, such as investment Advisory and administration fees, which would be in addition to those incurred by the Fund, and which may be received in full or in part by the Adviser. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a fund’s pro rata share of the fees and expenses incurred by other investment companies in which the Fund invests (as disclosed in the Prospectus, as applicable). The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

22

AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2023 (Continued)

As of September 30, 2023, the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan Collateral Received

Fund	Values of Securities on Loan	Fund Collateral Received*
AI Powered Equity ETF	$3,018,753	$3,098,889

*	The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, LLC, an investment with an overnight and continuous maturity, as shown on the Schedule of Investments.

NOTE 8 – FEDERAL INCOME TAXES

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2023, were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
AI Powered Equity ETF	$107,084,233	$1,046,655	$(3,137,038)	$(2,090,393)

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings	Other Accumulated (Loss)	Total Accumulated Gain
AI Powered Equity ETF	$19,629	$—	$19,629	$(54,989,103)	$(57,056,164)

As of September 30, 2023, the Fund had accumulated capital loss carryovers of:

	Capital Loss Carryover ST	Capital Loss Carryover LT	Expires
AI Powered Equity ETF	$(54,989,103)	None	Indefinite

Under current tax law, capital and currency losses realized after October 31 of a fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had deferred post -October capital and currency losses, which will be treated as arising on the first business day of the year ended September 30, 2023.

	Later Year Ordinary Loss	Post-October Loss
AI Powered Equity ETF	None	None

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2023, the following table shows the reclassifications made:

	Total Distributable Earnings/(Loss)	Paid-In Capital
AI Powered Equity ETF	$303,014	$(303,014)

The tax character of distributions paid by the Fund during the fiscal year ended September 30, 2023 and fiscal year ended September 30, 2022 are as follows:

	Year Ended September 30, 2023		Year Ended September 30, 2022
	From Ordinary Income	From Capital Gains	From Ordinary Income	From Capital Gains
AI Powered Equity ETF	$1,342,664	$—	$—	$2,903,688
23

AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2023 (Continued)

NOTE 9 – LEGAL MATTERS

The Trust, the Adviser, and certain officers and affiliated persons of the Adviser (together with the Adviser, the “Adviser Defendants”) were named as defendants in an action filed December 21, 2021, in the Superior Court of New Jersey, Union County, captioned PureShares, LLC, d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. UNN-C-152-21 (the “NJ Action”). The NJ Action asserted breach of contract and other tort claims and sought damages in unspecified amounts and injunctive relief. On May 25, 2022, the court in the NJ Action dismissed with prejudice all claims asserted against the Trust, as well as all contract claims and all except one tort claim asserted against the Adviser Defendants. With respect to the tort claim asserted against the Adviser Defendants, the parties stipulated and agreed to dismiss that claim without prejudice in May, 2023.

The Adviser and certain of its affiliates have entered into a settlement agreement with the Securities and Exchange Commission (“SEC”) regarding certain alleged conflicts of interest arising in connection with ETFMG Alternative Harvest ETF’s (MJ) participation in the securities lending program administered by its prior custodian. Without admitting or denying the SEC’s findings, the Adviser and its parent company agreed to censures, to a cease-and-desist order, and to pay, jointly and severally, a civil penalty of $4 million. The settlement resolves the SEC’s investigation of the Adviser and its affiliates.

As of September 30, 2023, there were no adjustments made to the accompanying financial statements based on the above legal matters.

NOTE 10 – SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The Board of the Trust has approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of the Target Fund into corresponding new fund (the “Acquiring Fund”), which is a newly created series of Amplify ETF Trust with similar investment objectives and the same fees and expenses as the corresponding Target Fund. The Reorganization is subject to certain conditions including approval by shareholders of the Target Fund. The following table shows shares of the Acquiring Fund that will be issued to shareholders of the corresponding Target Fund.

Target Fund	Acquiring Fund
ETFMG AI Powered Equity ETF	Amplify AI Powered Equity ETF

The proxy solicitation materials were filed with the SEC on October 13, 2023. The Joint Special Meeting of Shareholders is to be held on December 28, 2023.

Other than as disclosed, there were no other subsequent events requiring recognition or disclosure through the date the financial statements were issued.

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ETF Managers Trust

and the Shareholders of AI Powered Equity ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AI Powered Equity ETF (the “Fund”) (a series of ETF Managers Trust) as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods indicated therein, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/WithumSmith+Brown, PC

We have served as the auditor of one or more series of the Trust since 2013.

New York, New York

November 29, 2023

25

AI Powered Equity ETF

Expense Example

Six Months Ended September 30, 2023 (Unaudited)

As a shareholder of AI Powered Equity ETF (the “Fund”) you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2023 to September 30, 2023).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Fund Name	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Expenses Paid During the Period^	Annualized Expense Ratio During the Period April 1, 2023 to September 30, 2023
AI Powered Equity ETF
Actual	$1,000.00	$1,028.80	$3.81	0.75%
Hypothetical (5% annual)	1,000.00	1,021.31	3.80	0.75%

^	The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365 (to reflect the one-half year period).
26

AI Powered Equity ETF

SUPPLEMENTARY INFORMATION

September 30, 2023 (Unaudited)

NOTE 1 – FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available on the Fund’s website at www.etfmgfunds.com.

NOTE 2 – FEDERAL TAX INFORMATION

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended September 30, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	Qualified Dividend Income
AI Powered Equity ETF	26.30%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2023 was as follows:

Fund Name	Dividends Received Deduction
AI Powered Equity ETF	25.85%

Short Term Capital Gain

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the Fund were as follows:

Fund Name	Short-Term Capital Gain
AI Powered Equity ETF	0.00%

NOTE 3 – INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. Once filed, the Fund’s Part F of Form N-PORT is available, without charge, upon request on the SEC’s website (www.sec.gov), the Fund’s website (www.etfmgfunds.com) and is available by calling (877) 756-7873. The Fund’s portfolio holdings are posted on its website at www.etfmgfunds.com daily.

NOTE 4 – INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at 1 -844-ETF-MGRS (1-844-383-6477), by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.etfmgfunds.com.

Information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll -free at 1-844-ETF-MGRS (1-844-383-6477) or by accessing the SEC’s website at www.sec.gov.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and additional information can be found in the Fund’s prospectus, which may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477) or by visiting www.etfmgfunds.com. This report must be preceded or accompanied by a prospectus.

27

AI Powered Equity ETF

Board of Trustees

Set forth below are the names, birth years, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. The SAI includes additional information about Fund directors and is available, without charge, upon request by calling 1-844-ETF-MGRS (1-844-383-6477).

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee and Officers
Michael Minella (1971)	President (since 2023)	Senior Principal Consultant, ACA Group (since 2022); Vice President and Director, Fidelity Investments (2009-2022).	n/a	n/a
John A. Flanagan (1946)	Treasurer (since 2015)

President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Treasurer, ETF Managers Trust (since 2015); Chief Financial Officer, ETF Managers Capital, LLC (commodity pool operator) (since 2015).

			n/a	Independent Trustee - Absolute Shares Trust (since 2014) (6 portfolios)
Kevin Hourihan (1978)	Chief Compliance Officer (since 2022)

Senior Principal Consultant, Fund Chief Compliance Officer, ACA Global, LLC (since 2022); Chief Compliance Officer, Ashmore Funds (2017-2022); Chief Compliance Officer, Ashmore Investment Management (US) Corp (2014-2022); Chief Compliance Officer, Ashmore Equities Investment Management (2015-2019).

			n/a	n/a
Matthew J. Bromberg (1973)	Secretary (since 2023)

Chief Compliance Officer and Chief Compliance Officer of ETF Managers Group, LLC (since 2022); General Counsel and Secretary of Exchange Traded Managers Group LLC (since 2020);

ETF Managers Group LLC (since 2020); ETFMG Financial LLC (since 2020); ETF Managers Capital LLC (since 2020); Partner of Dorsey & Whitney LLP (law firm) (2019-2020); General Counsel of WBI Investments, Inc. (2016-2019); Millington Securities, Inc. (2016-2019).

			n/a	n/a
28

AI Powered Equity ETF

Board of Trustees (Continued)

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Terry Loebs (1963)	Chairman of the Board (since 2023); Trustee (since 2014); Lead Independent Trustee (since 2020)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange-traded products firm) (2006-2011).	12	None
Eric Wiegel (1960)	Trustee (since 2020)	Managing Partner, Global Focus Capital LLC (since 2013); Senior Portfolio Manager, Little House Capital (2019-2021); Chief Investment Officer, Insight Financial Strategist LLC (2017-2018).	12	None
29

AI Powered Equity ETF

ETF MANAGERS TRUST

Privacy Policy and Procedures

ETF Managers Trust, (the “Trust”) has adopted the following privacy policies in order to safeguard the personal information of the Trust’s customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Trust officers are responsible for ensuring that the following policies and procedures are implemented:

1)  The Trust is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations1. The Trust will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2)  The Trust conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Trust. The Trust has no employees. It is anticipated that the trustees and officers of the Trust who are not employees of service providers of the Trust will not have access to customer records and information in the performance of their normal responsibilities for the Trust.

3)  The Trust may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

4)  The Trust may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Trust will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Consistent with these policies, the Trust has adopted the following procedures:

1)  The Trust will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2)  The Trust will direct each of its Service Providers to adhere to the privacy policy of the Trust and to its privacy policies with respect to all customer information of the Trust and to take all actions reasonably necessary so that the Trust is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3)  The Trust requires its Service Providers to provide periodic reports to the Trust’s Board of Trustees outlining their privacy policies and the implementation of such policies. Each Service Provider is required to promptly report to the Trust’s Board any material changes to its privacy policy before, or promptly after, the adoption of such changes.

(1)	Generally, the Funds have institutional clients which are not considered “customers” for purposes of regulation S-P.
30

Advisor

ETF Managers Group, LLC

350 Springfield Ave., Suite 200, Summit, NJ 07901

Distributor

Foreside Fund Services LLC

Three Canal Plaza, Suite 100, Portland, Maine 04101

Custodian

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services
615 East Michigan Street, Milwaukee, Wisconsin 53202

Securities Lending Agent

U.S. Bank, National Association
Securities Lending

800 Nicolet Mall

Minneapolis, MN 55402-7020

Independent Registered Public Accounting Firm

WithumSmith + Brown, PC

1411 Broadway, 9th Floor, New York, NY 10018

Legal Counsel

Sullivan & Worcester LLP

1666 K Street NW, Washington, DC 20006

31

ETFMG Travel Tech ETF

AWAY

Annual Report

September 30, 2023

The fund is a series of ETF Managers Trust.

ETFMG TM ETFs

September 30, 2023

ETFMG TM ETFs

Dear Shareholder,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in the ETFMG Travel Tech ETF (the “Fund”). The following information pertains to the fiscal period from October 1, 2022 to September 30, 2023 (the “Annual Period”).

Market Overview

The U.S. economy performed better than expected despite persistent inflationary pressure, rising interest rates and geo-political conflict during the Annual Period.

Early in the Annual Period, inflation had risen sharply because of supply chain disruptions, high food and energy prices and the Russia-Ukraine war, reaching its peak level, just prior to the Annual Period, in September 2022. In the first quarter of 2023, U.S. equities managed to deliver gains, despite the significant volatility. The January rally, however, gave way to a February sell off as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the U.S. Federal Reserve’s (Fed) monetary policy would remain tight for the foreseeable future. One of the most significant impacts occurred in the banking sector in March 2023, when Silicon Valley Bank, Signature Bank, and First Republic Bank, among others, failed. In the same month, Swiss bank UBS agreed to buy Credit Suisse, considered vulnerable in the then current environment.

In the second quarter of 2023, the economy grew at an annualized rate of 2.1%, according to the third estimate from the U.S. Bureau of Economic Analysis, compared to 2.2% in the first quarter and in line with 2.1% in 2022 overall. Since then, price pressures have eased given normalization in supply chains, falling energy prices and aggressive measures by the Fed and other global central banks to tighten financial conditions and slow demand in their economies. Nevertheless, during the Annual Period inflation levels remained much higher than central banks’ target levels, with the Fed raising its target fed funds rate six times during the Annual Period, bringing it to a range of 5.25% to 5.50% as of July 2023. As of August 2023, the unemployment rate was 3.8%, near its pre-pandemic low, although monthly job growth continued to be moderate. In September 2023, the Fed’s policy committee voted to hold the rate steady.

As the U.S. Congress neared its September 30, 2023, deadline to approve federal funding, investor concerns about a potential government shutdown and the impact this could have on the U.S. economy increased. The shutdown, however, was averted because of a Continuing Resolution which temporarily kept the government open for forty-five more days. Despite higher rates and increased market volatility, U.S. stocks for the Annual Period had strong returns of 21.62%, as measured by the S&P 500 Index.

These conditions have impacted the performance of the Fund during the Annual Period, among other factors, and the value of an investment in the Fund. We encourage you to talk with your financial advisor and visit etfmg.com for further insight into investing in today’s markets.

Performance Overview

During the Annual Period, the S&P 500 Information Technology Sector Index, a broad measure of US listed technology companies, returned 41.24%. During the same period, the S&P Global 1200 Information Technology Sector Index, a broad measure of global technology companies, returned 39.60%.

The ETFMG Travel Tech ETF (AWAY) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Prime Travel Technology Index NTR (the “Index”).

2

Over the Annual Period, the total return for the Fund was 6.54%, while the total return for the Index was 5.65%. The best performers in the Fund. on the basis of contribution to return, were Temairazu Inc., Cvc Brasil Operadora E Agenc., Expedia Group Inc., Sabre Corp., and Lyft Inc., while the worst performers were Tuniu Corp., Trivago Nv., Mondee Holdings Inc., Trip.com Group Ltd., and Serko Ltd.

At the end of the Annual Period, the Fund saw an approximate allocation of 76.13% to Consumer Discretionary, 9.92% to Industrials and 8.66% to Information Technology. The Fund was exposed predominately to the United States at 35.83%, 12.82% to China and 11.87% to Australia.

You can find further details about the Fund by visiting www.etfmg.com, or by calling 1-844-ETF-MGRS (1-844-383-6477).

Sincerely

John A. Flanagan

Principal Financial Officer

3

ETFMG TM ETFs

Average Annual Returns Year Ended September 30, 2023	1 Year Return	Since Inception (2/12/2020)	Value of $10,000 (9/30/2023)
ETFMG Travel Tech ETF (NAV)	6.54%	-10.21%	$6,762
ETFMG Travel Tech ETF (Market)	6.72%	-10.30%	$6,739
S&P 500 Index	21.62%	8.53%	$13,464
Prime Travel Technology Index GTR	5.67%	-10.43%	$6,702
Prime Travel Technology Index NTR	5.65%	-10.45%	$6,698

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on February 12, 2020, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

5

ETFMG TM ETFs

ETFMG Travel Tech ETF

Top Ten Holdings as of September 30, 2023 (Unaudited)*

	Security	% of Total Investments
1	Airbnb, Inc. - Class A	4.60%
2	Trainline PLC	4.53%
3	Booking Holdings, Inc.	4.38%
4	TripAdvisor, Inc.	4.30%
5	Uber Technologies, Inc.	4.29%
6	Expedia Group, Inc.	4.19%
7	MakeMyTrip, Ltd.	4.01%
8	Tongcheng Travel Holdings, Ltd.	3.84%
9	TravelSky Technology, Ltd. - Class H	3.79%
10	Webjet, Ltd.	3.75%

	Top Ten Holdings = 41.68% of Total Investments
*	Current Fund holdings may not be indicative of future Fund holdings.
6

ETFMG TM ETFs

Important Disclosures and Key Risk Factors

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility.

Past performance is not indicative of future return. A fund’s performance for very short time periods may not be indicative of future performance.

AWAY

The ETFMG Travel Tech ETF (the “Fund” or the “Travel Tech ETF”) seeks investment results that correspond generally to the price and yield, before fund fees and expenses, of the Prime Travel Technology Index (the “Index”).

Companies in the technology field, including companies in the computers, telecommunications and electronics industries, face intense competition, which may have an adverse effect on profit margins.Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, and such companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

Effective, August 14, 2023, the Fund is distributed by Foreside Fund Services LLC. ETF Managers Group LLC is a wholly owned subsidiary of Exchange Traded Managers Group LLC (collectively, “ETFMG”).

The Fund is intended to be made available only to U.S. residents. Under no circumstances is any information provided on this website intended for distribution to or use by, or to be an offer to sell to or solicitation of an offer to buy the Fund or any investment product or service of, any person or entity in any jurisdiction or country, other than the United States, where such distribution, use, offer or solicitation would subject the Fund or its affiliates to any registration requirement or be unlawful under the securities laws of that jurisdiction or country.

7

ETFMG TM ETFs

PORTFOLIO ALLOCATIONS

As of September 30, 2023 (Unaudited)

ETFMG Travel Tech ETF
As a percent of Net Assets:
Australia	11.8%
Brazil	2.0
Cayman Islands	9.2
China	4.1
Japan	2.3
Mauritius	4.3
Netherlands	2.0
New Zealand	2.2
Republic of Korea	3.4
Spain	7.7
United Kingdom	10.6
United States	36.6
Virgin Islands (UK)	3.7
Short-Term and other Net Assets (Liabilities)	0.1
100.0%
8

ETFMG TM ETFs

ETFMG Travel Tech ETF

Schedule of Investments

September 30, 2023

	Shares	Value
COMMON STOCKS - 99.9%
Australia - 11.8%
Hotels, Restaurants & Leisure - 7.8% (d)
Corporate Travel Management, Ltd.	362,807	$3,930,547
Webjet, Ltd. (a)	966,653	4,195,192
Total Hotels, Restaurants & Leisure		8,125,739
Software - 4.0%
SiteMinder, Ltd. (a)	1,403,646	4,178,457
Total Australia		12,304,196

Brazil - 2.0%
Hotels, Restaurants & Leisure - 2.0% (d)
CVC Brasil Operadora e Agencia de Viagens SA (a)	4,112,231	2,102,522

Cayman Islands - 9.2%
Hotels, Restaurants & Leisure - 9.2% (d)
Tongcheng Travel Holdings, Ltd. (a)	1,953,825	4,291,407
Trip.com Group, Ltd. - ADR (a)	111,426	3,896,567
Tuniu Corp. - ADR (a)(f)	1,130,273	1,356,328
Total Hotels, Restaurants & Leisure		9,544,302

China - 4.1%
Hotels, Restaurants & Leisure - 4.1% (d)
TravelSky Technology, Ltd. - Class H	2,442,977	4,236,475

Japan - 2.3%
Hotels, Restaurants & Leisure - 2.3% (d)
Adventure, Inc. (b)	14,238	493,528
Airtrip Corp.	95,234	1,354,204
Open Door, Inc. (a)(b)	88,731	512,412
Temairazu, Inc.	100	1,687
Veltra Corp. (a)	100	307
Total Hotels, Restaurants & Leisure		2,362,138

Mauritius - 4.3%
Hotels, Restaurants & Leisure - 4.3% (d)
MakeMyTrip, Ltd. (a)	110,444	4,475,191
Netherlands - 2.0%
Hotels, Restaurants & Leisure - 1.3% (d)
Lastminute.com NV (a)	52,133	1,335,575
Interactive Media & Services - 0.7%
Trivago NV - ADR (a)	688,890	723,335
Total Netherlands		2,058,910

New Zealand - 2.2%
Software - 2.2%
Serko, Ltd. (a)(f)	868,113	2,237,311

The accompanying notes are an integral part of these financial statements.

9

ETFMG TM ETFs

ETFMG Travel Tech ETF

Schedule of Investments

September 30, 2023 (Continued)

	Shares	Value
Republic of Korea - 3.4%
Hotels, Restaurants & Leisure - 3.4% (d)
Hana Tour Service, Inc. (a)	103,898	$3,584,150

Spain - 7.7%
Hotels, Restaurants & Leisure - 7.7% (d)
Amadeus IT Group SA	63,756	3,861,018
eDreams ODIGEO SA (a)	611,473	4,169,795
		8,030,813
United Kingdom - 10.6%
Hotels, Restaurants & Leisure - 8.1% (d)
Hostelworld Group PLC (a)(e)(f)	925,851	1,434,640
On the Beach Group PLC (a)(e)	1,457,979	1,882,067
Trainline PLC (a)(e)	1,486,120	5,062,527
Total Hotels, Restaurants & Leisure		8,379,234
Software - 2.5%
accesso Technology Group PLC (a)	350,297	2,654,154
Total United Kingdom		11,033,388

United States - 36.6%
Ground Transportation - 8.4%
Lyft, Inc. - Class A (a)	371,832	3,919,109
Uber Technologies, Inc. (a)	104,334	4,798,321
Total Ground Transportation		8,717,430
Hotels, Restaurants & Leisure - 22.1% (d)
Airbnb, Inc. - Class A (a)(b)	37,459	5,139,749
Booking Holdings, Inc. (a)	1,587	4,894,229
Expedia Group, Inc. (a)(b)	45,463	4,685,871
Global Business Travel Group I (a)(b)	581,573	3,198,652
Mondee Holdings, Inc. (a)(b)	311,226	1,111,077
Sabre Corp. (a)	876,036	3,933,402
Total Hotels, Restaurants & Leisure		22,962,980
Interactive Media & Services - 4.6%
TripAdvisor, Inc. (a)	289,886	4,806,309
Passenger Airlines - 1.5%
Blade Air Mobility, Inc. (a)(b)	603,953	1,564,238
Total United States		38,050,957

Virgin Islands (UK) - 3.7%
Hotels, Restaurants & Leisure - 3.7% (d)
Despegar.com Corp. (a)(b)	524,870	3,805,308
TOTAL COMMON STOCKS (Cost $144,416,591)		103,825,661

The accompanying notes are an integral part of these financial statements.

10

ETFMG TM ETFs

ETFMG Travel Tech ETF

Schedule of Investments

September 30, 2023 (Continued)

	Shares	Value

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 7.5%
Mount Vernon Liquid Assets Portfolio, LLC, 5.50% (c)	7,828,377	$7,828,377
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $7,828,377)		7,828,377

SHORT-TERM INVESTMENTS - 0.1%
Money Market Funds - 0.1%
First American Government Obligations Fund - Class X, 5.26% (c)	83,577	83,577
TOTAL SHORT-TERM INVESTMENTS (Cost $83,577)		83,577

Total Investments (Cost $152,328,545) - 107.5%		111,737,615
Liabilities in Excess of Other Assets - (7.5)%		(7,808,859)
TOTAL NET ASSETS - 100.0%		$103,928,756

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	This security or a portion of this security was out on loan at September 30, 2023.
(c)	The rate shown is the annualized seven-day yield at period end.
(d)	As of September 30, 2023, the Fund had a significant portion of its assets in the Hotels, Restaurants & Leisure Industry.
(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. This security may be resold in transitions exempt from registration to qualified institutional investors. At September 30, 2023, the market value of these securities total $8,379,234, which represents 8.06% of total net assets.
(f)	This security has been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities total $5,028,279, which represents 4.84% of total net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

11

ETFMG TM ETFs

STATEMENTS OF ASSETS AND LIABILITIES

As of September 30, 2023

ETFMG Travel Tech ETF
ASSETS
Investments in securities, at value*	$111,737,615
Foreign currency, at value*	275
Receivables:
Dividends and interest receivable	73,852
Securities lending income receivable	11,351
Total assets	111,823,093

LIABILITIES
Collateral received for securities loaned (Note 7)	7,828,377
Payables:
Management fees payable	65,960
Total liabilities	7,894,337
Net Assets	$103,928,756

NET ASSETS CONSIST OF:
Paid-in Capital	$266,299,121
Total Distributable Earnings (Accumulated Losses)	(162,370,365)
Net Assets	$103,928,756
* Identified Cost:
Investments in securities	$152,328,545
Foreign currency	279

Shares Outstanding^	6,150,000

Net Asset Value, Offering and Redemption Price per Share	$16.90

^	No par value, unlimited number of shares authorized

The accompanying notes are an integral part of these financial statements.

12

ETFMG TM ETFs

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2023

ETFMG Travel Tech ETF
INVESTMENT INCOME
Income:
Dividends from unaffiliated securities (net of foreign withholdings tax & issuance fees of $98,463)	$3,418
Dividends from affiliated securities	46,136
Interest	74,735
Securities lending income	224,503
Total Investment Income	348,792

Expenses:
Management fees	1,004,223
Total Expenses	1,004,223
Net Investment Loss	(655,431)

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Unaffiliated Investments	(54,081,286)
Affiliated Investments	(30,773)
In-Kind redemptions	(2,241,788)
Foreign currency and foreign currency translation	(62,916)
Net Realized Loss on Investments and In-Kind redemptions	(56,416,763)
Net Change in Unrealized Appreciation (Depreciation) of:
Unaffiliated Investments	67,349,675
Affiliated Investments	41,588
Foreign currency and foreign currency translation	708
Net Change in Unrealized Appreciation (Depreciation) of Investments	67,391,971
Net Realized and Unrealized Gain on Investments	10,975,208
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,319,777

The accompanying notes are an integral part of these financial statements.

13

ETFMG TM ETFs

ETFMG Travel Tech ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2023	Year Ended September 30, 2022
OPERATIONS
Net investment loss	$(655,431)	$(1,193,922)
Net realized loss on investments and in-kind redemptions	(56,416,763)	(66,361,866)
Net change in unrealized appreciation (depreciation) of investments and foreign currency and foreign currency translation	67,391,971	(84,948,016)
Net increase (decrease) in net assets resulting from operations	10,319,777	(152,503,804)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares	(53,125,815)	(22,901,445)
Transaction Fees (See Note 1)	16,484	166,376
Net decrease in net assets from capital share transactions	(53,109,331)	(22,735,069)
Total decrease in net assets	(42,789,554)	(175,238,873)

NET ASSETS
Beginning of Year	146,718,310	321,957,183
End of Year	$103,928,756	$146,718,310

Summary of share transactions is as follows:

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Shares Sold	—	$—	4,800,000	$123,600,780
Transaction Fees (See Note 1)	—	16,484	—	166,376
Shares Redeemed	(3,100,000)	(53,125,815)	(6,900,000)	(146,502,225)
Net Transactions in Fund Shares	(3,100,000)	$(53,109,331)	(2,100,000)	$(22,735,069)
Beginning Shares	9,250,000		11,350,000
Ending Shares	6,150,000		9,250,000

The accompanying notes are an integral part of these financial statements.

14

ETFMG TM ETFs

ETFMG Travel Tech ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year/period

	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Period Ended September 30, 2020[1]

Net Asset Value, Beginning Year/Period	$15.86	$28.37	$18.88	$25.00
Income (Loss) from Investment
Operations:
Net investment loss[2]	(0.08)	(0.10)	(0.13)	(0.02)
Net realized and unrealized gain (loss) on investments	1.12	(12.42)	9.60	(6.12)
Total from investment operations	1.04	(12.52)	9.47	(6.14)
Less Distributions:
Distributions from net investment income	—	—	(0.01)	—
Total distributions	—	—	(0.01)	—
Capital Shares Transactions:
Transaction fees added to paid-in capital	0.00 [6]	0.01	0.03	0.02
Net asset value, end year/period	$16.90	$15.86	$28.37	$18.88
Total Return	6.54%	(44.08)%	50.35%	(24.50)%[3]

Ratios/Supplemental Data:
Net assets at end year/period (000’s)	$103,929	$146,718	$321,957	$15,100

Expenses to Average Net Assets	0.75%	0.76%[5]	0.75%	0.75%[4]
Net Investment Income (Loss) to Average
Net Assets	(0.49)%	(0.47)%	(0.43)%	0.30%[4]
Portfolio Turnover Rate	48%	40%	57%	49%[3]

[1]	Commencement of operations on February 12, 2020.
[2]	Calculated based on average shares outstanding during the year/period.
[3]	Not annualized.
[4]	Annualized.
[5]	Includes 0.01% of dividend and interest expense.
[6]	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

15

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

NOTE 1 – ORGANIZATION

ETFMG Travel Tech ETF (“AWAY”) (the “Fund”) is a series of ETF Managers Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”).

The following table is a summary of the Strategy Commencement Date and Strategy of the Fund:

Fund Ticker	Strategy Commencement Date	Strategy
ETFMG Travel Tech ETF	2/12/2020	Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Prime Travel Technology Index NTR (the “Index”).

The Fund currently offers one class of shares, which have no front end sales load, no deferred sales charges, and no redemption fees. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. Market prices for the shares may be different from their net asset value (“NAV”). The Fund issues and redeems shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified Index. Once created, shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and may be subject to customary brokerage commissions or fees.

Authorized Participants transacting in Creation Units for cash may pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in Transaction Fees” in the Statements of Changes in Net Assets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

16

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2023 (Continued)

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The Fund may invest in certain other investment companies (underlying funds). For more information about the underlying Fund’s operations and policies, please refer to those Fund’s semiannual and annual reports, which are filed with the SEC.

A.	Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by ETF Managers Group, LLC (the “Adviser”), using procedures adopted by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2023, the Fund did not hold any securities that were fair valued.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

17

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2023 (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2023:

ETFMG Travel Tech ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$103,825,661	$—	$—	$103,825,661
Short-Term Investments	83,577	—	—	83,577
Investments Purchased with Securities Lending Collateral*	—	—	—	7,828,377
Total Investments in Securities	$103,909,238	$—	$—	$111,737,615

^	See Schedule of Investments for classifications by country and industry.
*	Certain investments that are measured at fair value used the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedules of Investments.

B.	Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.

To avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has analyzed its tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2023 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, the State of New Jersey, and the State of Delaware; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of September 30, 2023, management has reviewed the tax positions for open periods (for Federal purposes, three years from the date of filing and for state purposes, generally a range of three to four years from the date of filing), as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

C.	Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains, from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries.
18

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2023 (Continued)

D.	Foreign Currency Translations and Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

E.	Distributions to Shareholders. Distributions to shareholders from net investment income are generally declared and paid by the Fund on a quarterly basis. Distributions to shareholders from realized gains on securities for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.	Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

G.	Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. For Authorized Participants, the offering and redemption price per share for the Fund are equal to the Fund’s respective net asset value per share.

H.	Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 3 – RISK FACTORS

Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in the Fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk. The Fund is not actively managed (“Index Fund”). Therefore, the Fund follows the securities included in its index during upturns as well as downturns. Because of the indexing strategies, the Index Fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the Index Fund’s expenses, the Index Fund’s performance may be below that of its respective index.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

19

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2023 (Continued)

Concentration Risk. To the extent that the Fund’s or an index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect lobal, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under the circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s Sponsor and third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility. exchange trading suspensions and closures and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have significant impact on the Fund’s performance, resulting in losses to the Fund.

Daily Index Correlation/Tracking Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under -exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets.

On October 7, 2023, Hamas launched a significant attack on Israel from the Gaza Strip. The extent and duration of the Israel-Hamas war and any related economic and market impacts are impossible to predict but may be significant and may negatively impact Israel’s economy. The price and liquidity of investments may fluctuate widely as a result of these conflicts and related events. How long such conflicts and related events will last, and whether either may escalate further, cannot be predicted, however such conflicts may negatively impact issuers of securities in which the Fund invests.

20

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2023 (Continued)

A complete description of the principal risks is included in the Fund’s prospectus under the heading “Principal Investment Risks.”

NOTE 4 – MANAGEMENT AND OTHER CONTRACTS

The Adviser serves as the investment advisor to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is also responsible for arranging transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate.

Under the Investment Advisory Agreement, the Adviser has overall responsibility for the general management and administration of the Fund and arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Fund to operate. The Fund’s unitary fees are accrued daily and paid monthly. The Adviser bears the costs of all advisory and non-advisory services required to operate the Fund, in exchange for a single unitary fee at the following annual rate:

ETFMG Travel Tech ETF	0.75%

Under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”). The Adviser has entered into an agreement with Foreside Fund Services LLC to serve as distributor to the Fund (the “Distributor”). The Distributor provides marketing support for the Fund, including distributing marketing materials related to the Fund. Level ETF Ventures, LLC (“Level”) serves as the index provider for the Fund. Level is not affiliated with the Trust or the Adviser.

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (the “Administrator”) provides fund accounting, fund administration, and transfer agency services to the Fund. The Adviser compensates the Administrator for these services under an administration agreement between the two parties.

The Adviser pays each independent Trustee a quarterly fee for service to the Fund. Each Trustee is also reimbursed by the Adviser for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

NOTE 5 – DISTRIBUTION PLAN

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to the Fund, with the amount of such compensation not to exceed an annual rate of 0.25% of the Fund’s average daily net assets. During the year ended September 30, 2023, the Fund did not incur any 12b-1 expenses.

21

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2023 (Continued)

NOTE 6 - PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, during the year ended September 30, 2023:

	Purchases	Sales
ETFMG Travel Tech ETF	$63,360,183	$68,766,321

The costs of purchases and sales of in-kind transactions associated with creations and redemptions during the year ended September 30, 2023:

	Purchases In-Kind	Sales In-Kind
ETFMG Travel Tech ETF	$—	$48,384,168

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all in-kind sales. Net capital gains or losses resulting from in-kind redemptions are excluded from the Fund’s determination of taxable gains and are not distributed to shareholders.

There were no purchases or sales of U.S. Government obligations during the year ended September 30, 2023.

NOTE 7 — SECURITIES LENDING

The Fund may lend up to 33 1⁄3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (the “Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Fund receives compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss on the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations, either directly on behalf of the Fund or through one or more joint accounts, money market funds, or short-term bond funds, including those advised by or affiliated with the Adviser; however, all such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. Other investment companies in which the Fund may invest cash collateral can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund, and which may be received in full or in part by the Adviser. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect the Fund’s pro rata share of the fees and expenses incurred by other investment companies in which the Fund invests (as disclosed in the Prospectus, as applicable). The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

22

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2023 (Continued)

As of September 30, 2023 the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan Collateral Received

Fund	Values of Securities on Loan	Fund Collateral Received*
ETFMG Travel Tech ETF	$7,662,544	$7,828,377

*	The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, a money market fund with an overnight and continuous maturity, as shown on the Schedule of Investments.

NOTE 8 – FEDERAL INCOME TAXES

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2023 were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
ETFMG Travel Tech ETF	$155,549,981	$4,109,815	$(47,922,181)	$(43,812,366)

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2023 were as follows:

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses.

As of September 30, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings	Other Accumulated Loss	Total Accumulated Gain (Loss)
ETFMG Travel Tech ETF	$—	$—	$—	$(118,557,999)	$(162,370,365)

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses.

As of September 30, 2023, the Funds had accumulated capital loss carryovers of:

	Capital Loss Carryforward ST	Capital Loss Carryforward LT	Expires
ETFMG Travel Tech ETF	$(55,624,141)	$(62,932,988)	Indefinite

Under current tax law, capital and currency losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post-October capital and currency losses, which will be treated as arising on the first business day of the year ending September 30, 2023.

	Late Year Ordinary Loss	Post-October Capital Loss
ETFMG Travel Tech ETF	$—	$—
23

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2023 (Continued)

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2023, the following table shows the reclassifications made:

	Total Distributable Earnings/(Loss)	Paid-In Capital
ETFMG Travel Tech ETF	$8,681,836	$(8,681,836)

The tax charter of distributions paid during the year ended September 30, 2023, and the year ended September 30, 2022 were as follows:

	Year Ended September 30, 2023		Year Ended September 30, 2022
	From Ordinary Income	From Capital Gains	From Ordinary Income	From Capital Gains
ETFMG Travel Tech ETF	$—	—	$—	—

NOTE 9 – INVESTMENTS IN AFFILIATES

ETFMG Travel Tech ETF

ETFMG Travel Tech ETF owned the following company during the year ended September 30, 2023. ETFMG Sit Ultra Short ETF was deemed to be an affiliate of the Fund as defined by the 1940 Act during the year ended September 30, 2023. Transactions during the year in this security was as follows:

Security Name	Value at September 30, 2022	Purchases	Sales	Realized Gain (Loss)(1)	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value at September 30, 2023	Ending Shares
ETFMG Sit Ultra Short ETF *	$1,201,875	$14,159	$1,226,849	$(30,773)	$41,588	$—	$—	—

*	No longer an affiliate as of September 30, 2023.
[1]	Realized Losses include transactions in affiliated investments and affiliated in-kind redemptions.

NOTE 10 – LEGAL MATTERS

The Trust, the Adviser, and certain officers and affiliated persons of the Adviser (together with the Adviser, the “Adviser Defendants”) were named as defendants in an action filed December 21, 2021, in the Superior Court of New Jersey, Union County, captioned PureShares, LLC, d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. UNN-C-152-21 (the “NJ Action”). The NJ Action asserted breach of contract and other tort claims and sought damages in unspecified amounts and injunctive relief. On May 25, 2022, the court in the NJ Action dismissed with prejudice all claims asserted against the Trust, as well as all contract claims and all except one tort claim asserted against the Adviser Defendants. With respect to the tort claim asserted against the Adviser Defendants, the parties stipulated and agreed to dismiss that claim without prejudice in May 2023.

The Adviser and certain of its affiliates have entered into a settlement agreement with the Securities and Exchange Commission (“SEC”) regarding certain alleged conflicts of interest arising in connection with ETFMG Alternative Harvest ETF’s (MJ) participation in the securities lending program administered by its prior custodian. Without admitting or denying the SEC’s findings, the Adviser and its parent company agreed to censures, to a cease-and-desist order, and to pay, jointly and severally, a civil penalty of $4 million. The settlement resolves the SEC’s investigation of the Adviser and its affiliates.

24

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2023 (Continued)

NOTE 11 – SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The Board of the Trust has approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of the Target Fund into corresponding new fund (the “Acquiring Fund”), which is a newly created series of Amplify ETF Trust with similar investment objectives and the same fees and expenses as the corresponding Target Fund. The Reorganization is subject to certain conditions including approval by shareholders of the Target Fund. The following table shows shares of the Acquiring Fund that will be issued to shareholders of the corresponding Target Fund.

Target Fund	Acquiring Fund
ETFMG Travel Tech ETF	Amplify Travel Tech ETF

The proxy solicitation materials were filed with the SEC on October 13, 2023. The Joint Special Meeting of Shareholders is to be held on December 28, 2023.

Other than as disclosed, there were no other subsequent events requiring recognition or disclosure through the date the financial statements were issued.

25

ETFMG TM ETFs

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ETF Managers Trust

and the Shareholders of ETFMG Travel Tech ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of ETFMG Travel Tech ETF (the “Fund”) as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods indicated therein and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/WithumSmith+Brown, PC

We have served as the auditor of one or more series of the Trust since 2013.

New York, New York

November 29, 2023

26

ETFMG TM ETFs

Expense Example

Period Ended September 30, 2023 (Unaudited)

As a shareholder of the Funds you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Fund Name	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Expenses Paid During the Period^	Annualized Expense Ratio During the Period April 1, 2023 to September 30, 2023
ETFMG Travel Tech ETF
Actual	$1,000.00	$974.30	$3.71	0.75%
Hypothetical (5% annual)	1,000.00	1,021.31	3.80	0.75%

^	The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365 (to reflect the one-half year period).
27

ETFMG TM ETFs

SUPPLEMENTARY INFORMATION

September 30, 2023 (Unaudited)

NOTE 1 – FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available on the Fund’s website at www.etfmgfunds.com.

NOTE 2 – FEDERAL TAX INFORMATION

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended September 30, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	Qualified Dividend Income
ETFMG Travel Tech ETF	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2023, was as follows:

Fund Name	Dividends Received Deduction
ETFMG Travel Tech ETF	0.00%

Short Term Capital Gain

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the Fund was as follows:

Fund Name	Short-Term Capital Gain
ETFMG Travel Tech ETF	0.00%

During the year ended September 30, 2023, the Fund did not declare any long-term realized gains distributions.

NOTE 3 – INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available on the website of the SEC at www.sec.gov and the Fund’s website at www.etfmgfunds.com. The Fund’s portfolio holdings are posted on its website at www.etfmgfunds.com daily.

NOTE 4 – INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll -free at (877) 756-7873, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.etfmgfunds.com.

Information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at (877) 756-7873 or by accessing the SEC’s website at www.sec.gov.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and additional information can be found in the Fund’s prospectus, which may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477) or by visiting www.etfmgfunds.com. This report must be preceded or accompanied by a prospectus.

28

ETFMG TM ETFs

Board of Trustees

Set forth below are the names, birth years, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. The SAI includes additional information about Fund directors and is available, without charge, upon request by calling 1-844-ETF-MGRS (1-844-383-6477).

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee and Officers
Michael Minella (1971)	President (since 2023)	Senior Principal Consultant, ACA Group (since 2022); Vice President and Director, Fidelity Investments (2009-2022).	n/a	n/a
John A. Flanagan (1946)	Treasurer (since 2015)

President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Treasurer, ETF Managers Trust (since 2015); Chief Financial Officer, ETF Managers Capital, LLC (commodity pool operator) (since 2015).

			n/a	Independent Trustee - Absolute Shares Trust (since 2014) (6 portfolios)
Kevin Hourihan (1978)	Chief Compliance Officer (since 2022)

Senior Principal Consultant, Fund Chief Compliance Officer, ACA Global, LLC (since 2022); Chief Compliance Officer, Ashmore Funds (2017-2022); Chief Compliance Officer, Ashmore Investment Management (US) Corp (2014-2022); Chief Compliance Officer, Ashmore Equities Investment Management (2015-2019).

			n/a	n/a
Matthew J. Bromberg (1973)	Secretary (since 2023)

Chief Compliance Officer and Chief Compliance Officer of ETF Managers Group, LLC (since 2022); General Counsel and Secretary of Exchange Traded Managers Group LLC (since 2020);

ETF Managers Group LLC (since 2020); ETFMG Financial LLC (since 2020); ETF Managers Capital LLC (since 2020); Partner of Dorsey & Whitney LLP (law firm) (2019-2020); General Counsel of WBI Investments, Inc. (2016-2019); Millington Securities, Inc. (2016-2019).

			n/a	n/a
29

ETFMG TM ETFs

Board of Trustees (Continued)

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Terry Loebs (1963)	Chairman of the Board (since 2023); Trustee (since 2014); Lead Independent Trustee (since 2020)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange-traded products firm) (2006-2011).	12	None
Eric Wiegel (1960)	Trustee (since 2020)	Managing Partner, Global Focus Capital LLC (since 2013); Senior Portfolio Manager, Little House Capital (2019-2021); Chief Investment Officer, Insight Financial Strategist LLC (2017-2018).	12	None
30

ETFMG TM ETFs

ETF MANAGERS TRUST

Privacy Policy and Procedures

ETF Managers Trust, (the “Trust”) has adopted the following privacy policies in order to safeguard the personal information of the Trust’s customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Trust officers are responsible for ensuring that the following policies and procedures are implemented:

1) The Trust is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations1. The Trust will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2)  The Trust conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Trust. The Trust has no employees. It is anticipated that the trustees and officers of the Trust who are not employees of service providers of the Trust will not have access to customer records and information in the performance of their normal responsibilities for the Trust.

3)  The Trust may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

4)  The Trust may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Trust will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Consistent with these policies, the Trust has adopted the following procedures:

1) The Trust will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2)  The Trust will direct each of its Service Providers to adhere to the privacy policy of the Trust and to its privacy policies with respect to all customer information of the Trust and to take all actions reasonably necessary so that the Trust is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3)  The Trust requires its Service Providers to provide periodic reports to the Trust’s Board of Trustees outlining their privacy policies and the implementation of such policies. Each Service Provider is required to promptly report to the Trust’s Board any material changes to its privacy policy before, or promptly after, the adoption of such changes.

(1)	Generally, the Funds have institutional clients which are not considered “customers” for purposes of regulation S-P.
31

Advisor

ETF Managers Group, LLC

350 Springfield Ave., Suite 200, Summit, NJ 07901

Distributor

Foreside Fund Services LLC

Three Canal Plaza, Suite 100, Portland, Maine 04101

Custodian

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services
615 East Michigan Street, Milwaukee, Wisconsin 53202

Securities Lending Agent

U.S. Bank, National Association

Securities Lending

800 Nicolet Mall

Minneapolis, MN 55402-7020

Independent Registered Public Accounting Firm

WithumSmith + Brown, PC

1411 Broadway, 9th Floor, New York, NY 10018

Legal Counsel

Sullivan & Worcester LLP

1666 K Street NW, Washington, DC 20006

32

Annual Report

September 30, 2023

Etho Climate Leadership U.S. ETF

Ticker: ETHO

The fund is a series of ETF Managers Trust.

Etho Climate Leadership U.S. ETF

September 30, 2023

Etho Climate Leadership U.S. ETF

Dear Shareholder,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in the Etho Climate Leadership US ETF (the “Fund”). The following information pertains to the fiscal period from October 1, 2022 to September 30, 2023 (the “Annual Period”).

Market Overview

The U.S. economy performed better than expected despite persistent inflationary pressure, rising interest rates and geo-political conflict during the Annual Period.

Early in the Annual Period, inflation had risen sharply because of supply chain disruptions, high food and energy prices and the Russia-Ukraine war, reaching its peak level, just prior to the Annual Period, in September 2022. In the first quarter of 2023, U.S. equities managed to deliver gains, despite the significant volatility. The January rally, however, gave way to a February sell off as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the U.S. Federal Reserve’s (Fed) monetary policy would remain tight for the foreseeable future. One of the most significant impacts occurred in the banking sector in March 2023, when Silicon Valley Bank, Signature Bank, and First Republic Bank, among others, failed. In the same month, Swiss bank UBS agreed to buy Credit Suisse, considered vulnerable in the then current environment.

In the second quarter of 2023, the economy grew at an annualized rate of 2.1%, according to the third estimate from the U.S. Bureau of Economic Analysis, compared to 2.2% in the first quarter and in line with 2.1% in 2022 overall. Since then, price pressures have eased given normalization in supply chains, falling energy prices and aggressive measures by the Fed and other global central banks to tighten financial conditions and slow demand in their economies. Nevertheless, during the Annual Period inflation levels remained much higher than central banks’ target levels, with the Fed raising its target fed funds rate six times during the Annual Period, bringing it to a range of 5.25% to 5.50% as of July 2023. As of August 2023, the unemployment rate was 3.8%, near its pre-pandemic low, although monthly job growth continued to be moderate. In September 2023, the Fed’s policy committee voted to hold the rate steady.

As the U.S. Congress neared its September 30, 2023, deadline to approve federal funding, investor concerns about a potential government shutdown and the impact this could have on the U.S. economy increased. The shutdown, however, was averted because of a Continuing Resolution which temporarily kept the government open for forty-five more days. Despite higher rates and increased market volatility, U.S. stocks for the Annual Period had strong returns of 21.62%, as measured by the S&P 500 Index.

These conditions have impacted the performance of the Fund during the period, among other factors, and the value of an investment in the Fund. We encourage you to talk with your financial advisor and visit etfmg.com for further insight into investing in today’s markets.

Performance Overview

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Etho Climate Leadership Index – U.S. (the “Index”).

For the Annual Period, the total return for the Fund was 9.74% while the total return for the Index was 9.19%. The best performers in the Fund, on the basis of contribution to its return, were Nvidia Corp., Rambus Inc., Booking Holdings Inc., Eos Energy Enterprises Inc., and Adobe Inc., while the worst performers were SVB Financial Group., Arcimoto Inc., Blink Charging Co., Lightning Emotors Inc., and TPI Companies Inc.

2

At the end of the Annual Period, the Fund saw an approximate allocation of 21.11% to the Information Technology sector, 17.52% to Industrials and 16.61% to Financials. The Fund invests in the United States.

As you may know, the Fund offers broad diversification across companies that have demonstrated efficiency and leadership with their use of resources and their supply chains when compared to industry peers. The Fund holds roughly 259 equities equally weighted (at the time of rebalance) and results in a carbon emissions profile that is, on average, 60-80% lower per dollar invested than conventional U.S. benchmark indices. The Fund avoids investment in any direct fossil fuel companies, as well as enablers of that industry, along with a series of other unsustainable industries such as, Tobacco, Weapons, and Gambling. Equal weighting of the Fund allows for the elimination of equities that do not meet the standards of the Fund, without there being a significant impact on the diversification or performance of the Fund. It also creates broad exposure to both the sectors and factors that potentially make for greater stability and higher performance.

There is much ahead for environmentally sustainable and socially responsible investing. We are thankful you have joined us by investing in the Etho Climate Leadership US ETF. You can find further details about the Fund by visiting www.etfmg.com, or by calling 1-844-ETF-MGRS (1-844-383-6477).

Sincerely,

John A. Flanagan

Principal Financial Officer

3

Etho Climate Leadership U.S. ETF

Growth of $10,000 (Unaudited)

Average Annual Returns Year Ended September 30, 2023	1 Year Return	5 Year Return	Since Inception (11/18/2015)	Value of $10,000 (9/30/2023)
Etho Climate Leadership U.S. ETF (NAV)	9.74%	6.94%	10.23%	$21,524
Etho Climate Leadership U.S. ETF (Market)	9.79%	6.92%	10.24%	$21,535
S&P 500 Index	21.62%	9.92%	11.65%	$23,793
Etho Climate Leadership Index - U.S.	9.19%	6.48%	9.69%	$20,703

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more of less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on November 18, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

4

  Etho Climate Leadership U.S. ETF

  Top Ten Holdings as of September 30, 2023 (Unaudited)*

		% of Total
	Security	Investments
1	Telephone and Data Systems, Inc.	0.61%
2	NVIDIA Corp.	0.54%
3	Splunk, Inc.	0.52%
4	Lennox International, Inc.	0.51%
5	Akamai Technologies, Inc.	0.47%
6	Chico’s FAS, Inc.	0.47%
7	Advanced Drainage Systems, Inc.	0.46%
8	VMware, Inc. - Class A	0.46%
9	Veeco Instruments, Inc.	0.46%
10	Adobe Systems, Inc.	0.45%

Top Ten Holdings 4.95% of Total Investments

*	Current Fund holdings may not be indicative of future Fund holdings.
5

Etho Climate Leadership U.S. ETF

Important Disclosures and Key Risk Factors

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility.

Past performance is not indicative of future return. A fund’s performance for very short time periods may not be indicative of future performance.

ETHO

The ETHO Climate Leadership US ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Etho Climate Leadership Index (the “Index”).

The Fund’s return may not match or achieve a high degree of correlation with the return of the Etho Climate Leadership Index — US.

To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund had sought to replicate the Index.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

ETF Managers Group LLC serves as the investment adviser to the Fund.

Effective, August 14, 2023, the Fund is distributed by Foreside Fund Services LLC. ETF Managers Group LLC is a wholly owned subsidiary of Exchange Traded Managers Group LLC (collectively, “ETFMG”).

The Fund is intended to be made available only to U.S. residents. Under no circumstances is any information provided on this website intended for distribution to or use by, or to be an offer to sell to or solicitation of an offer to buy the Fund or any investment product or service of, any person or entity in any jurisdiction or country, other than the United States, where such distribution, use, offer or solicitation would subject the Fund or its affiliates to any registration requirement or be unlawful under the securities laws of that jurisdiction or country.

6

Etho Climate Leadership U.S. ETF

PORTFOLIO ALLOCATIONS

As of September 30, 2023 (Unaudited)

Etho Climate
Leadership
U.S.
ETF
As a percent of Net Assets:
Bermuda	1.2%
Canada	0.2
Guernsey	0.4
Ireland	0.5
Singapore	0.5
United States	97.1
Short-Term and other Net Assets (Liabilities)	0.1
100.0%
7

Etho Climate Leadership U.S. ETF

Schedule of Investments

September 30, 2023

	Shares	Value
COMMON STOCKS - 99.8%
Bermuda - 1.2%
Capital Markets - 0.8%
Invesco, Ltd.	43,194	$627,177
Lazard, Ltd. - Class A	21,561	668,607
Total Capital Markets		1,295,784
Insurance - 0.4%
White Mountains Insurance Group, Ltd.	501	749,341
Total Bermuda		2,045,125
Canada - 0.2%
Food Products - 0.2%
SunOpta, Inc. (a)(b)	90,239	304,105
Guernsey - 0.4%
IT Services - 0.4%
Amdocs, Ltd.	7,231	610,947
Ireland - 0.5%
Health Care Equipment & Supplies - 0.5%
STERIS PLC	3,620	794,301
Singapore - 0.5%
Electronic Equipment, Instruments & Components - 0.5%
Flex, Ltd. (a)	30,050	810,749
United States - 97.1%
Air Freight & Logistics - 0.3%
United Parcel Service, Inc. - Class B	3,610	562,691
Auto Components - 0.3%
QuantumScape Corp. (a)(b)	84,531	565,512
Automobiles - 0.5%
Tesla, Inc. (a)	3,332	833,733
Banks - 2.2%
Amalgamated Financial Corp.	39,410	678,640
Associated Banc-Corp.	38,826	664,313
Bank of Hawaii Corp. (b)	13,443	667,983
Capitol Federal Financial, Inc. (b)	104,792	499,858
Fulton Financial Corp. (b)	50,490	611,434
WaFd, Inc.	23,104	591,924
Total Banks		3,714,152
Biotechnology - 2.0%
Agios Pharmaceuticals, Inc. (a)	30,102	745,025
Alnylam Pharmaceuticals, Inc. (a)	3,452	611,349
Ionis Pharmaceuticals, Inc. (a)(b)	19,346	877,534
Myriad Genetics, Inc. (a)	29,765	477,431
Vertex Pharmaceuticals, Inc. (a)	2,193	762,594
Total Biotechnology		3,473,933
Broadline Retail - 0.4%
eBay, Inc.	15,645	689,788
Building Products - 1.9%
A.O. Smith Corp.	10,058	665,136
AAON, Inc.	10,735	610,499

The accompanying notes are an integral part of these financial statements.

8

Etho Climate Leadership U.S. ETF

Schedule of Investments

September 30, 2023 (Continued)

	Shares	Value

Advanced Drainage Systems, Inc. (b)	8,219	$935,569
Lennox International, Inc.	2,756	1,031,956
Total Building Products		3,243,160
Capital Markets - 5.2%
Affiliated Managers Group, Inc.	4,855	632,801
Ares Management Corp. - Class A	8,333	857,215
Cboe Global Markets, Inc.	5,163	806,511
Charles Schwab Corp.	13,284	729,292
CME Group, Inc.	3,625	725,798
FactSet Research Systems, Inc.	1,668	729,350
Franklin Resources, Inc. (b)	25,869	635,860
Intercontinental Exchange, Inc.	6,647	731,303
MarketAxess Holdings, Inc.	1,772	378,570
Morningstar, Inc. (b)	3,409	798,523
Nasdaq, Inc.	12,684	616,316
Northern Trust Corp. (b)	7,900	548,892
S&P Global, Inc.	2,009	734,109
Total Capital Markets		8,924,540
Chemicals - 1.1%
Cabot Corp.	9,058	627,448
Ecolab, Inc.	4,184	708,770
Livent Corp. (a)(b)	31,835	586,082
Total Chemicals		1,922,300
Commercial Services & Supplies - 1.6%
Brink’s Co.	10,397	755,238
Cintas Corp.	1,498	720,553
Copart, Inc. (a)	18,386	792,253
Pitney Bowes, Inc. (b)	179,689	542,661
Total Commercial Services & Supplies		2,810,705
Communications Equipment - 2.0%
Arista Networks, Inc. (a)	4,118	757,424
Cisco Systems, Inc.	13,296	714,793
F5 Networks, Inc. (a)	4,745	764,610
Juniper Networks, Inc.	20,189	561,052
Viavi Solutions, Inc. (a)	63,846	583,552
Total Communications Equipment		3,381,431
Construction & Engineering - 0.3%
Ameresco, Inc. - Class A (a)(b)	14,047	541,652
Consumer Finance - 1.1%
Ally Financial, Inc.	27,541	734,794
American Express Co.	4,200	626,598
Discover Financial Services	7,028	608,836
Total Consumer Finance		1,970,228
Consumer Staples Distribution & Retail - 1.2%
Grocery Outlet Holding Corp. (a)	24,467	705,873
The Kroger Co.	14,115	631,646
PriceSmart, Inc.	9,712	722,864
Total Consumer Staples Distribution & Retail		2,060,383
Containers & Packaging - 0.4%
Packaging Corp. of America	5,013	769,746
Distributors - 0.7%

The accompanying notes are an integral part of these financial statements.

9

Etho Climate Leadership U.S. ETF

Schedule of Investments

September 30, 2023 (Continued)

	Shares	Value

Genuine Parts Co.	4,151	$599,321
LKQ Corp.	12,267	607,340
Total Distributors		1,206,661
Diversified Consumer Services - 0.7%
Graham Holdings Co. - Class B	1,163	678,029
Service Corp International	10,082	576,085
Total Diversified Consumer Services		1,254,114
Diversified Telecommunication Services - 1.0%
ATN International, Inc.	16,965	535,415
EchoStar Corp. - Class A (a)(b)	37,804	633,217
Verizon Communications, Inc.	18,000	583,380
Total Diversified Telecommunication Services		1,752,012
Electrical Equipment - 3.6%
Array Technologies, Inc. (a)(b)	31,602	701,248
Babcock & Wilcox Enterprises, Inc. (a)	114,101	480,365
Beam Global (a)(b)	43,459	320,727
Blink Charging Co. (a)(b)	79,937	244,607
Bloom Energy Corp. - Class A (a)(b)	34,693	460,029
ChargePoint Holdings, Inc. (a)(b)	66,042	328,229
FuelCell Energy, Inc. (a)(b)	242,618	310,551
Hubbell, Inc.	2,849	892,906
Plug Power, Inc. (a)(b)	58,998	448,385
Shoals Technologies Group, Inc. - Class A (a)(b)	30,339	553,687
Stem, Inc. (a)(b)	121,950	517,068
SunPower Corp. (a)(b)	49,961	308,259
Sunrun, Inc. (a)(b)	34,315	430,996
TPI Composites, Inc. (a)(b)	52,984	140,408
Total Electrical Equipment		6,137,465
Electronic Equipment, Instruments & Components - 4.6%
Arrow Electronics, Inc. (a)	5,537	693,454
Avnet, Inc.	15,368	740,584
Badger Meter, Inc.	5,682	817,470
Belden, Inc.	7,971	769,600
Corning, Inc.	19,720	600,868
Itron, Inc. (a)	12,469	755,372
National Instruments Corp.	13,281	791,813
OSI Systems, Inc. (a)	6,753	797,124
Trimble, Inc. (a)	13,190	710,413
Vishay Intertechnology, Inc.	30,645	757,544
Zebra Technologies Corp. - Class A (a)	2,173	513,980
Total Electronic Equipment, Instruments & Components		7,948,222
Entertainment - 1.7%
Atlanta Braves Holdings, Inc. - Class C (a)	266	9,504
Electronic Arts, Inc.	5,746	691,818
Liberty Media Corp-Liberty Formula One - Class C (a)	9,239	575,590
Liberty Media Corp-Liberty Live - Class C (a)	394	12,647
Netflix, Inc. (a)	2,001	755,578
Take-Two Interactive Software, Inc. (a)	5,796	813,701
Total Entertainment		2,858,838
Financial Services - 1.6%
Fiserv, Inc. (a)	6,116	690,863
MasterCard, Inc. - Class A	1,903	753,417

The accompanying notes are an integral part of these financial statements.

10

Etho Climate Leadership U.S. ETF

Schedule of Investments

September 30, 2023 (Continued)

	Shares	Value

PayPal Holdings, Inc. (a)	9,103	$532,161
Visa, Inc. - Class A (b)	3,074	707,051
Total Financial Services		2,683,492
Food Products - 0.4%
Ingredion, Inc.	6,827	671,777
Road & Rail - 1.3%
JB Hunt Transport Services, Inc.	3,953	745,220
Landstar System, Inc.	3,866	684,050
Old Dominion Freight Line, Inc.	2,030	830,554
Total Road & Rail		2,259,824
Health Care Equipment & Supplies - 3.7%
Align Technology, Inc. (a)	2,067	631,097
Avanos Medical, Inc. (a)	23,248	470,075
Baxter International, Inc.	17,133	646,600
Becton Dickinson & Co.	2,799	723,626
DENTSPLY SIRONA, Inc.	17,646	602,787
DexCom, Inc. (a)	5,951	555,228
Edwards Lifesciences Corp. (a)	8,358	579,042
Hologic, Inc. (a)	8,568	594,619
IDEXX Laboratories, Inc. (a)(b)	1,383	604,744
ResMed, Inc.	3,166	468,156
Teleflex, Inc.	2,734	536,985
Total Health Care Equipment & Supplies		6,412,959
Health Care Providers & Services - 2.1%
AMN Healthcare Services, Inc. (a)(b)	8,333	709,805
Humana, Inc.	1,425	693,291
Pediatrix Medical Group, Inc. (a)	46,376	589,439
Patterson Cos, Inc.	26,154	775,205
The Cigna Group	2,714	776,393
Total Health Care Providers & Services		3,544,133
Health Care REITs - 0.9%
Ventas, Inc.	16,056	676,439
Welltower, Inc. (b)	9,746	798,392
Total Health Care REITs		1,474,831
Hotels, Restaurants & Leisure - 2.9%
Booking Holdings, Inc. (a)	259	798,743
Chipotle Mexican Grill, Inc. (a)(b)	403	738,227
Darden Restaurants, Inc. (b)	4,480	641,626
Expedia Group, Inc. (a)	7,126	734,477
Hilton Worldwide Holdings, Inc.	4,912	737,684
Hyatt Hotels Corp. - Class A	6,190	656,635
Sabre Corp. (a)	161,178	723,689
Total Hotels, Restaurants & Leisure		5,031,081
Household Durables - 1.8%
KB Home	17,293	800,320
Lennar Corporation - Class A	6,606	741,391
Tempur Sealy International, Inc.	17,574	761,657
Toll Brothers, Inc.	11,540	853,499
Total Household Durables		3,156,867
Household Products - 1.6%
Church & Dwight Co., Inc.	7,851	719,387

The accompanying notes are an integral part of these financial statements.

11

Etho Climate Leadership U.S. ETF

Schedule of Investments

September 30, 2023 (Continued)

	Shares	Value

Energizer Holdings, Inc. (b)	20,046	$642,274
Kimberly-Clark Corp.	5,183	626,366
Spectrum Brands Holdings, Inc. (b)	10,482	821,265
Total Household Products		2,809,292
Independent Power and Renewable Electricity Producers - 1.1%
Montauk Renewables, Inc. (a)	87,860	800,406
Ormat Technologies, Inc. (b)	8,173	571,456
Sunnova Energy International, Inc. (a)(b)	44,267	463,475
Total Independent Power and Renewable Electricity Producers		1,835,337
Industrial (REITs) - 0.4%
Prologis, Inc.	5,568	624,785
Insurance - 6.8%
Allstate Corp.	6,274	698,986
Arthur J Gallagher & Co.	3,620	825,107
CNA Financial Corp.	17,974	707,277
Erie Indemnity Co. - Class A (b)	2,996	880,194
Fidelity National Financial, Inc. (b)	19,976	825,009
First American Financial Corp.	12,503	706,294
Hartford Financial Services Group, Inc.	9,964	706,547
Marsh & McLennan Cos., Inc.	4,162	792,029
MBIA, Inc. (a)	74,672	538,385
Old Republic International Corp.	27,888	751,303
Principal Financial Group, Inc.	9,364	674,863
Prudential Financial, Inc.	8,446	801,441
Reinsurance Group of America, Inc.	5,250	762,248
The Hanover Insurance Group, Inc.	5,407	600,069
The Progressive Corp.	4,836	673,655
Unum Group	17,672	869,286
Total Insurance		11,812,693
Interactive Media & Services - 0.3%
TripAdvisor, Inc. (a)	34,816	577,249
IT Services - 2.1%
Akamai Technologies, Inc. (a)	8,829	940,641
DXC Technology Co. (a)	27,052	563,493
Gartner, Inc. (a)	2,121	728,797
International Business Machines Corp.	5,366	752,850
VeriSign, Inc. (a)	3,271	662,476
Total IT Services		3,648,257
Leisure Products - 1.4%
Brunswick Corp. (b)	8,462	668,498
Hasbro, Inc.	13,088	865,640
Mattel, Inc. (a)	37,558	827,403
Total Leisure Products		2,361,541
Life Sciences Tools & Services - 2.6%
Agilent Technologies, Inc.	5,004	559,547
Bio-Rad Laboratories, Inc. - Class A (a)	1,442	516,885
Bio-Techne Corp.	9,326	634,821
Illumina, Inc. (a)	2,973	408,133
IQVIA Holdings, Inc. (a)	3,476	683,902
Mettler-Toledo International, Inc. (a)	451	499,740
PerkinElmer, Inc.	5,171	572,430

The accompanying notes are an integral part of these financial statements.

12

Etho Climate Leadership U.S. ETF

Schedule of Investments

September 30, 2023 (Continued)

	Shares	Value

Waters Corp. (a)	2,232	$612,037
Total Life Sciences Tools & Services		4,487,495
Machinery - 1.0%
3D Systems Corp. (a)(b)	64,501	316,700
Deere & Co.	1,678	633,244
Westinghouse Air Brake Technologies Corp.	6,857	728,693
Total Machinery		1,678,637
Media - 2.7%
DISH Network Corporation - Class A (a)(b)	74,112	434,296
Interpublic Group of Cos, Inc.	18,671	535,111
John Wiley & Sons, Inc. - Class A	17,963	667,685
New York Times Co. - Class A	17,818	734,102
Omnicom Group, Inc.	7,366	548,620
Paramount Global - Class B (b)	31,059	400,661
Sirius XM Holdings, Inc. (b)	175,590	793,667
TEGNA, Inc.	41,056	598,186
Total Media		4,712,328
Mortgage Real Estate Investment Trusts (REITs) - 0.3%
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	24,447	518,276
Personal Care Products - 0.9%
Coty, Inc. - Class A (a)	57,333	628,943
Edgewell Personal Care Co. (b)	16,341	603,963
Estee Lauder Cos., Inc. - Class A	2,811	406,330
Total Personal Care Products		1,639,236
Pharmaceuticals - 0.7%
Merck & Co, Inc.	6,528	672,058
Pfizer, Inc.	17,208	570,789
Total Pharmaceuticals		1,242,847
Professional Services - 1.9%
Broadridge Financial Solutions, Inc.	4,732	847,265
ManpowerGroup, Inc.	8,499	623,147
Verisk Analytics, Inc.	3,607	852,118
Willdan Group, Inc. (a)	44,267	904,374
Total Professional Services		3,226,904
Real Estate Investment Trusts (REITs) - 1.6%
AvalonBay Communities, Inc.	4,140	711,004
Camden Property Trust	6,638	627,822
UDR, Inc. (b)	16,954	604,749
Veris Residential, Inc.	47,230	779,295
Total Real Estate Investment Trusts (REITs)		2,722,870
Retail (REITs) - 0.4%
Regency Centers Corp.	11,387	676,843
Semiconductors & Semiconductor Equipment - 6.5%
Advanced Micro Devices, Inc. (a)	7,055	725,395
Amtech Systems, Inc. (a)	72,480	552,298
Analog Devices, Inc.	3,516	615,616
Applied Materials, Inc.	5,638	780,581
Enphase Energy, Inc. (a)	3,287	394,933
First Solar, Inc. (a)	3,179	513,695
Intel Corp.	21,278	756,433
Micron Technology, Inc.	11,474	780,576

The accompanying notes are an integral part of these financial statements.

13

Etho Climate Leadership U.S. ETF

Schedule of Investments

September 30, 2023 (Continued)

	Shares	Value

NVIDIA Corp.	2,489	$1,082,689
ON Semiconductor Corp. (a)(b)	8,398	780,594
Qorvo, Inc. (a)	6,806	649,769
Qualcomm, Inc.	5,444	604,611
Rambus, Inc. (a)	13,488	752,496
Teradyne, Inc. (b)	6,436	646,561
Universal Display Corp.	4,463	700,646
Veeco Instruments, Inc. (a)	32,724	919,872
Total Semiconductors & Semiconductor Equipment		11,256,765
Software - 5.5%
Adobe Systems, Inc. (a)	1,794	914,761
Autodesk, Inc. (a)	3,322	687,355
Cadence Design System, Inc. (a)	3,290	770,847
Dolby Laboratories, Inc. - Class A	8,131	644,463
Gen Digital, Inc.	40,515	716,305
Intuit, Inc.	1,552	792,979
Salesforce, Inc. (a)	3,461	701,822
ServiceNow, Inc. (a)	1,487	831,174
Splunk, Inc. (a)	7,211	1,054,608
Teradata Corp. (a)	17,165	772,768
VMware, Inc. - Class A (a)	5,538	921,966
Zoom Video Communications, Inc. - Class A (a)	9,363	654,848
Total Software		9,463,896
Specialized REITs - 2.7%
American Tower Corp.	3,420	562,419
Digital Realty Trust, Inc.	7,090	858,032
Equinix, Inc.	960	697,210
Gladstone Land Corp. (b)	41,854	595,582
Iron Mountain, Inc.	13,168	782,838
Public Storage, Inc.	2,305	607,414
SBA Communications Corp.	2,655	531,451
Total Specialized REITs		4,634,946
Specialty Retail - 3.3%
Advance Auto Parts, Inc.	5,749	321,542
Chico’s FAS, Inc. (a)(b)	125,720	940,385
EVgo, Inc. (a)(b)	88,762	300,016
Foot Locker, Inc. (b)	17,736	307,720
Lowe’s Cos., Inc.	3,480	723,283
Penske Automotive Group, Inc. (b)	4,907	819,763
Ross Stores, Inc.	6,529	737,451
Tractor Supply Co. (b)	2,950	598,998
Williams-Sonoma, Inc. (b)	5,740	891,996
Total Specialty Retail		5,641,154
Technology Hardware, Storage & Peripherals - 1.2%
Apple, Inc.	4,199	718,910
HP, Inc.	23,701	609,116
Xerox Holdings Corp.	45,456	713,205
Total Technology Hardware, Storage & Peripherals		2,041,231
Textiles, Apparel & Luxury Goods - 1.3%
PVH Corp.	7,757	593,488
Ralph Lauren Corp. (b)	5,952	690,968
Tapestry, Inc.	16,116	463,335

The accompanying notes are an integral part of these financial statements.

14

Etho Climate Leadership U.S. ETF

Schedule of Investments

September 30, 2023 (Continued)

	Shares	Value

VF Corp. (b)	30,508	$539,076
Total Textiles, Apparel & Luxury Goods		2,286,867
Trading Companies & Distributors - 1.3%
Herc Holdings, Inc.	6,096	725,058
MSC Industrial Direct Co., Inc. - Class A	8,280	812,682
WESCO International, Inc.	4,480	644,314
Total Trading Companies & Distributors		2,182,054
Water Utilities - 1.0%
American States Water Co.	7,828	615,907
American Water Works Co., Inc.	4,751	588,316
California Water Service Group	11,961	565,875
Total Water Utilities		1,770,098
Wireless Telecommunication Services - 1.1%
Telephone and Data Systems, Inc.	66,934	1,225,561
T-Mobile US, Inc. (a)	4,774	668,599
Total Wireless Telecommunication Services		1,894,160
Total United States		167,601,991
TOTAL COMMON STOCKS (Cost $176,873,603)		172,167,218

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 16.8%
Mount Vernon Liquid Assets Portfolio, LLC, 5.50% (c)	29,054,398	29,054,398
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $29,054,398)		29,054,398

SHORT-TERM INVESTMENTS - 0.1%
Money Market Funds - 0.1%
First American Government Obligations Fund - Class X, 5.26% (c)	243,553	243,553
TOTAL SHORT-TERM INVESTMENTS (Cost $243,553)		243,553

Total Investments (Cost $206,171,554) - 116.8%		201,465,169
Liabilities in Excess of Other Assets - (16.8)%		(28,943,839)
TOTAL NET ASSETS - 100.0%		$172,521,330

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	This security or a portion of this security was out on loan at September 30, 2023.
(c)	The rate shown is the annualized seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

15

Etho Climate Leadership U.S. ETF

STATEMENT OF ASSETS AND LIABILITIES

As of September 30, 2023

Etho Climate
Leadership
U.S. ETF
ASSETS
Investments in securities, at value*	$201,465,169
Receivables:
Dividends and interest receivable	156,436
Securities lending income receivable	18,560
Total Assets	201,640,165

LIABILITIES
Collateral received for securities loaned (Note 7)	29,054,398
Payables:
Management fees payable	64,437
Total Liabilities	29,118,835
Net Assets	$172,521,330

NET ASSETS CONSIST OF:
Paid-in capital	$196,572,637
Total Distributable Earnings (Accumulated Losses)	(24,051,307)
Net Assets	$172,521,330

*Identified Cost:
Investments in securities	$206,171,554

Shares Outstanding^	3,450,000
Net Asset Value, Offering and Redemption Price per Share	$50.01

^	No par value, unlimited number of shares authorized

The accompanying notes are an integral part of these financial statements.

16

Etho Climate Leadership U.S. ETF

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2023

Etho Climate
Leadership
U.S. ETF
INVESTMENT INCOME
Income:
Dividends from unaffiliated securities (net of foreign withholding tax of $644)	$2,414,417
Interest	37,149
Securities lending income	404,316
Total Investment Income	2,855,882

Expenses:
Unitary fees	769,202
Total Expenses	769,202
Net Investment Income	2,086,680

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Unaffiliated investments	(9,235,205)
In-Kind redemptions	940,436
Net Realized Loss on Investments and In-Kind Redemptions	(8,294,769)
Net Change in Unrealized Appreciation/Depreciation of:
Unaffiliated investments	20,608,883
Net Change in Unrealized Appreciation/Depreciation of Investments	20,608,883
Net Realized and Unrealized Gain on Investments	12,314,114
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,400,794

The accompanying notes are an integral part of these financial statements.

17

Etho Climate Leadership U.S. ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2023	2022
OPERATIONS
Net investment income	$2,086,680	$1,623,659
Net realized (loss) gain on investments and In-Kind Redemptions	(8,294,769)	9,048,708
Net change in unrealized appreciation (depreciation) of investments	20,608,883	(52,481,644)
Net increase (decrease) in net assets resulting from operations	14,400,794	(41,809,277)

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions to Shareholders	(2,120,978)	(1,482,849)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares	12,571,350	12,892,115
Net increase (decrease) in net assets	24,851,166	(30,400,011)

NET ASSETS
Beginning of Year	147,670,164	178,070,175
End of Year	$172,521,330	$147,670,164

Summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2023		September 30, 2022
	Shares	Amount	Shares	Amount
Shares Sold	350,000	$17,582,385	1,000,000	$57,868,130
Shares Redeemed	(100,000)	(5,011,035)	(800,000)	(44,976,015)
Net Transactions in Fund Shares	250,000	$12,571,350	200,000	$12,892,115

Beginning Shares	3,200,000		3,000,000
Ending Shares	3,450,000		3,200,000

The accompanying notes are an integral part of these financial statements.

18

Etho Climate Leadership U.S. ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$46.15	$59.36	$44.18	$39.58	$37.50
Income from Investment Operations:
Net Investment Income [1]	0.63	0.52	0.47	0.41	0.33
Net realized and unrealized gain (loss) on investments	3.87	(13.26)	15.17	4.54	2.08
Total from investment operations	4.50	(12.74)	15.64	4.95	2.41
Less Distributions:
Distributions from net investment income	(0.64)	(0.47)	(0.46)	(0.35)	(0.33)
Net realized gains	—	—	—	—	—
Total distributions	(0.64)	(0.47)	(0.46)	(0.35)	(0.33)
Net assets value, end of year	$50.01	$46.15	$59.36	$44.18	$39.58
Total Return	9.74%	(21.58)%	35.48%	12.59%	6.53%

Ratios/Supplemental Data:
Net assets at end of year (000’s)	$172,521	$147,670	$178,070	$90,561	$53,431
Expenses to Average Net Assets	0.45%	0.45%	0.45%	0.45%	0.45%
Net Investment Income to Average Net Assets	1.22%	0.92%	0.83%	1.00%	0.88%
Portfolio Turnover Rate	50%	30%	45%	37%	41%

[1]	Calculated based on average shares outstanding during the year.

The accompanying notes are an integral part of these financial statements.

19

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

NOTE 1 – ORGANIZATION

Etho Climate Leadership U.S. ETF (the “Fund”) is a series of ETF Managers Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Etho Climate Leadership Index – U.S. (“the Index”). The Fund commenced operations on November 18, 2015.

The Fund currently offers one class of shares, which has no front end sales load, no deferred sales charges, and no redemption fees. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. Market prices for the Shares may be different from their net asset value (“NAV”). The Fund issues and redeems Shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in the Index. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and may be subject to customary brokerage commissions or fees.

Authorized Participants transacting in Creation Units for cash may pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Transaction Fees” in the Statements of Changes in Net Assets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The Fund may invest in certain other investment companies (underlying funds). For more information about the underlying fund’s operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the SEC.

A.	Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

20

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2023 (Continued)

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by ETF Managers Group, LLC (the “Adviser”), using procedures adopted by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2023, the Fund did not hold any securities fair valued by the Adviser.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table presents a summary of the inputs used to value the Fund’s net assets as of September 30, 2023:

Etho Climate Leadership U.S. ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$172,167,218	$—	$—	$172,167,218
Short-Term Investments	243,553	—	—	243,553
Investments Purchased with Securities Lending
Collateral*	—	—	—	29,054,398
Total Investments in Securities	$172,410,771	$—	$—	$201,465,169

^	See Schedule of Investments for classifications by sector or country.

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

B.	Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.

21

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2023 (Continued)

To avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has analyzed its tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2023 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, the State of New Jersey, and the State of Delaware; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of September 30, 2023, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, generally a range of three to four years from the date of filing) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

C.	Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains, from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries.

D.	Foreign Currency Translations and Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

E.	Distributions to Shareholders. Distributions to shareholders from net investment income, if any, are declared and paid by the Fund on a quarterly basis. Distributions to shareholders from net realized gains on securities of the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.	Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.	Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding by the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

22

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2023 (Continued)

H.	Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 3 – RISK FACTORS

Investing in the Etho Climate Leadership U.S. ETF may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk. The Fund is not actively managed. Therefore, the Fund follows the securities included in its respective index during upturns as well as downturns. Because of its indexing strategy, the Fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the Fund’s expenses, the Fund’s performance may be below that of its index.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

Concentration Risk. To the extent that the Fund’s or its underlying index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID -19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objective which may adversely impact performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have significant impact on the Fund’s performance, resulting in losses to the Fund.

23

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2023 (Continued)

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets.

On October 7, 2023, Hamas launched a significant attack on Israel from the Gaza Strip. The extent and duration of the Israel-Hamas war and any related economic and market impacts are impossible to predict but may be significant and may negatively impact Israel’s economy. The price and liquidity of investments may fluctuate widely as a result of these conflicts and related events. How long such conflicts and related events will last, and whether either may escalate further, cannot be predicted, however such conflicts may negatively impact issuers of securities in which the Fund(s) invests.

A complete description of the principal risks is included in the Fund’s prospectus under the heading “Principal Investment Risks.”

NOTE 4 – MANAGEMENT AND CONTRACTS

The Adviser serves as the investment advisor to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-today operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is also responsible for arranging transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate.

Under the Investment Advisory Agreement with the Fund, the Adviser has overall responsibility for the general management and administration of the Fund and arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Fund to operate. The Adviser bears the costs of all advisory and non-advisory services required to operate the Fund, in exchange for a single unitary fee. For services provided the Fund pays the Adviser at an annual rate of 0.45% of the Fund’s average daily net assets. Under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, ” Excluded Expenses”). The Adviser has entered into an agreement with Foreside Fund Services LLC, to serve as distributor to the Fund (the “Distributor”). The Distributor provides marketing support for the Fund, including distributing marketing materials related to the Fund.

The Adviser has entered into an Agreement with Etho Capital, LLC ( “Etho”), under which Etho agrees to sublicense the use of the Underlying Index to the Adviser. Etho also provides marketing support for the Fund. Etho does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment Adviser to the Fund.

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (the “Administrator”) provides fund accounting, fund administration, and transfer agency services to the Fund. The Adviser compensates the Administrator for these services under an administration agreement between the two parties.

The Adviser pays each independent Trustee a quarterly fee for service to the Fund. Each Trustee is also reimbursed by the Adviser for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

24

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2023 (Continued)

NOTE 5 - DISTRIBUTION PLAN

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to the Fund, with the amount of such compensation not to exceed an annual rate of 0.25% of each Fund’s average daily net assets. For the year ended September 30, 2023, the Fund did not incur any 12b-1 expenses.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, for the year ended September 30, 2023:

	Purchases	Sales
Etho Climate Leadership U.S. ETF	$86,641,210	$86,219,651

The costs of purchases and sales of in-kind transactions associated with creations and redemptions for the year ended September 30, 2023:

	Purchases In- Kind	Sales In- Kind
Etho Climate Leadership U.S. ETF	$17,345,542	$4,940,424

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. Net capital gains or losses resulting from in-kind redemptions are excluded from the determination of the Fund’s taxable gains and are not distributed to shareholders.

There were no purchases or sales of U.S. Government obligations for the year ended September 30, 2023.

NOTE 7 - SECURITIES LENDING

The Fund may lend up to 33 1∕3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (“the Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Fund receives compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations either directly on behalf of the Fund or through one or more joint accounts, money market funds, or short-term bond funds, including those advised by or affiliated with the Adviser; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. Other investment companies, in which the Fund may invest cash collateral, can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund, and which may be received in full or in part by the Adviser. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a fund’s pro rata share of the fees and expenses incurred by other investment companies in which the Fund invests (as disclosed in the Prospectus, as applicable). The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

25

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2023 (Continued)

As of September 30, 2023, the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan Collateral Received

Fund	Values of Securities on Loan	Fund Collateral Received*
Etho Climate Leadership U.S. ETF	$28,201,156	$29,054,398

*	The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio as shown on the Schedule of Investments, an investment with an overnight and continuous maturity.

NOTE 8 – FEDERAL INCOME TAXES

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2023, were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Etho Climate Leadership U.S. ETF	$208,987,279	$20,674,739	$(28,240,008)	$(7,565,269)

	Undistributed Ordinary Income	Undistributed Long- Term Gain	Total Distributable Earnings	Other Accumulated (Loss)	Total Accumulated Gain
Etho Climate Leadership U.S. ETF	$138,427	$—	$138,427	$(16,624,465)	$(24,051,307)

As of September 30, 2023, the Fund had accumulated capital loss carryovers of:

	Capital Loss	Capital Loss
	Carryover	Carryover
	ST	LT	Expires
Etho Climate Leadership U.S. ETF	$(8,557,418)	$(8,067,047)	Indefinite

Under current tax law, capital and currency losses realized after October 31 of a fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had deferred post -October capital and currency losses, which will be treated as arising on the first business day of the year ended September 30, 2023.

	Later Year	Post-
	Ordinary Loss	October Loss
Etho Climate Leadership U.S. ETF	None	None

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2023, the following table shows the reclassifications made:

	Total
	Distributable	Paid-In
	Earnings/(Loss)	Capital
Etho Climate Leadership U.S. ETF	$(916,464)	$916,464

The tax character of distributions paid by the Fund during the fiscal year ended September 30, 2023 and fiscal year ended September 30, 2022 are as follows:

	Year Ended		Year Ended
	September 30, 2023		September 30, 2022
	From	From	From	From
	Ordinary	Capital	Ordinary	Capital
	Income	Gains	Income	Gains
Etho Climate Leadership U.S. ETF	$2,120,978	$—	$1,482,849	$—

26

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2023 (Continued)

NOTE 9 – LEGAL MATTERS

The Trust, the Adviser, and certain officers and affiliated persons of the Adviser (together with the Adviser, the “Adviser Defendants”) were named as defendants in an action filed December 21, 2021, in the Superior Court of New Jersey, Union County, captioned PureShares, LLC, d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. UNN-C-152-21 (the “NJ Action”). The NJ Action asserted breach of contract and other tort claims and sought damages in unspecified amounts and injunctive relief. On May 25, 2022, the court in the NJ Action dismissed with prejudice all claims asserted against the Trust, as well as all contract claims and all except one tort claim asserted against the Adviser Defendants. With respect to the tort claim asserted against the Adviser Defendants, the parties stipulated and agreed to dismiss that claim without prejudice in May 2023.

The Adviser and certain of its affiliates have entered into a settlement agreement with the Securities and Exchange Commission (“SEC”) regarding certain alleged conflicts of interest arising in connection with ETFMG Alternative Harvest ETF’s (MJ) participation in the securities lending program administered by its prior custodian. Without admitting or denying the SEC’s findings, the Adviser and its parent company agreed to censures, to a cease-and-desist order, and to pay, jointly and severally, a civil penalty of $4 million. The settlement resolves the SEC’s investigation of the Adviser and its affiliates.

NOTE 10 – SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The Board of the Trust has approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of the Target Fund into a corresponding new fund (the “Acquiring Fund”), which is a newly created series of Amplify ETF Trust with similar investment objectives and the same fees and expenses as the corresponding Target Fund. The Reorganization is subject to certain conditions including approval by shareholders of the Target Fund. The following table shows shares of the Acquiring Fund that will be issued to shareholders of the corresponding Target Fund.

Target Fund	Acquiring Fund
Etho Climate Leadership U.S. ETF	Amplify Etho Climate Leadership U.S. ETF

The proxy solicitation materials were filed with the SEC on October 13, 2023. The Joint Special Meeting of Shareholders is to be held on December 28, 2023.

Other than as disclosed, there were no other subsequent events requiring recognition or disclosure through the date the financial statements were issued.

27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ETF Managers Trust

and the Shareholders of Etho Climate Leadership U.S. ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Etho Climate Leadership U.S. ETF (the “Fund”) (a series of ETF Managers Trust) as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/WithumSmith+Brown, PC

We have served as the auditor for one or more series of the Trust since 2013.

New York, New York

November 29, 2023

28

Expense Example

Six Months Ended September 30, 2023 (Unaudited)

As a shareholder of Etho Climate Leadership U.S. ETF (the “Fund”) you incur two types of costs:

(1)	transaction costs, including brokerage commissions on purchases and sales of Fund shares, and

(2)  ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2023 to September 30, 2023).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Fund Name	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Expenses Paid During the Period^	Annualized Expense Ratio During the Period April 1, 2023 to September 30, 2023
Etho Climate Leadership U.S. ETF
Actual	$1,000.00	$965.40	$2.22	0.45%
Hypothetical (5% annual)	1,000.00	1,022.81	2.28	0.45%

^	The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365 (to reflect the one-half year period).

29

SUPPLEMENTARY INFORMATION

September 30, 2023 (Unaudited)

NOTE 1 – FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available on the Fund’s website at www.etfmgfunds.com.

NOTE 2 – FEDERAL TAX INFORMATION

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended September 30, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	Qualified Dividend Income
Etho Climate Leadership U.S. ETF	100%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2023 was as follows:

Fund Name	Dividends Received Deduction
Etho Climate Leadership U.S. ETF	100%

Short Term Capital Gain

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the Fund were as follows:

Fund Name	Short-Term Capital Gain
Etho Climate Leadership U.S. ETF	0%

NOTE 3 – INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. Once filed, the Fund’s Part F of Form N-PORT is available without charge, upon request on the SEC’s website (www.sec.gov), the Fund’s website (www.etfmgfunds.com) and is available by calling (877) 756-7873. The Fund’s portfolio holdings are posted on the Fund’s website at www.etfmgfunds.com daily.

NOTE 4 – INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at 1 -844-ETF-MGRS (1-844-383-6477), by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.etfmgfunds.com.

Information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll -free at 1-844-ETF-MGRS (1-844-383-6477) or by accessing the SEC’s website at www.sec.gov.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and additional information can be found in the Fund’s prospectus, which may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477) or by visiting www.etfmgfunds.com. This report must be preceded or accompanied by a prospectus.

30

Board of Trustees

Set forth below are the names, birth years, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. The SAI includes additional information about Fund directors and is available, without charge, upon request by calling 1-844-ETF-MGRS (1-844-383-6477).

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee and Officers
Michael Minella (1971)	President (since 2023)	Senior Principal Consultant, ACA Group (since 2022); Vice President and Director, Fidelity Investments (2009-2022).	n/a	n/a
John A. Flanagan (1946)	Treasurer (since 2015)	President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Treasurer, ETF Managers Trust (since 2015); Chief Financial Officer, ETF Managers Capital, LLC (commodity pool operator) (since 2015).	n/a	Independent Trustee - Absolute Shares Trust (since 2014) (6 portfolios)
Kevin Hourihan (1978)	Chief Compliance Officer (since 2022)	Senior Principal Consultant, Fund Chief Compliance Officer, ACA Global, LLC (since 2022); Chief Compliance Officer, Ashmore Funds (2017 -2022); Chief Compliance Officer, Ashmore Investment Management (US) Corp (2014-2022); Chief Compliance Officer, Ashmore Equities Investment Management (2015- 2019).	n/a	n/a
Matthew J. Bromberg (1973)	Secretary (since 2023)

Chief Compliance Officer and Chief Compliance Officer of ETF Managers Group, LLC (since 2022); General Counsel and Secretary of Exchange Traded Managers Group LLC (since 2020);

ETF Managers Group LLC (since 2020); ETFMG Financial LLC (since 2020); ETF Managers Capital LLC (since 2020); Partner of Dorsey & Whitney LLP (law firm) (2019-2020); General Counsel of WBI Investments, Inc. (2016-2019); Millington Securities, Inc. (2016-2019).

			n/a	n/a

31

Board of Trustees (Continued)

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Terry Loebs (1963)	Chairman of the Board (since 2023); Trustee (since 2014); Lead Independent Trustee (since 2020)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange-traded products firm) (2006- 2011).	12	None
Eric Wiegel (1960)	Trustee (since 2020)	Managing Partner, Global Focus Capital LLC (since 2013); Senior Portfolio Manager, Little House Capital (2019-2021); Chief Investment Officer, Insight Financial Strategist LLC (2017- 2018).	12	None

32

ETF MANAGERS TRUST

Privacy Policy and Procedures

ETF Managers Trust, (the “Trust”) has adopted the following privacy policies in order to safeguard the personal information of the Trust’s customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Trust officers are responsible for ensuring that the following policies and procedures are implemented:

1) The Trust is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations1. The Trust will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2) The Trust conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Trust. The Trust has no employees. It is anticipated that the trustees and officers of the Trust who are not employees of service providers of the Trust will not have access to customer records and information in the performance of their normal responsibilities for the Trust.

3)  The Trust may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

4) The Trust may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Trust will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Consistent with these policies, the Trust has adopted the following procedures:

1)  The Trust will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2) The Trust will direct each of its Service Providers to adhere to the privacy policy of the Trust and to its privacy policies with respect to all customer information of the Trust and to take all actions reasonably necessary so that the Trust is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3)  The Trust requires its Service Providers to provide periodic reports to the Trust’s Board of Trustees outlining their privacy policies and the implementation of such policies. Each Service Provider is required to promptly report to the Trust’s Board any material changes to its privacy policy before, or promptly after, the adoption of such changes.

(1) Generally, the Funds have institutional clients which are not considered “customers” for purposes of regulation S-P.

33

Advisor

ETF Managers Group, LLC

350 Springfield Ave., Suite 200, Summit, NJ 07901

Distributor

Foreside Fund Services LLC

Three Canal Plaza, Suite 100, Portland, Maine 04101

Custodian

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services

615 East Michigan Street, Milwaukee, Wisconsin 53202

Securities Lending Agent

U.S. Bank, National Association

Securities Lending

800 Nicolet Mall

Minneapolis, MN 55402-7020

Independent Registered Public Accounting Firm

WithumSmith + Brown, PC

1411 Broadway, 9th Floor, New York, NY 10018

Legal Counsel

Sullivan & Worcester LLP

1666 K Street NW, Washington, DC 20006

34

Annual Report

September 30, 2023

Wedbush ETFMG Video Game Tech ETF

Wedbush ETFMG Global Cloud Technology ETF

The funds are series of ETF Managers Trust.

Wedbush ETFMG TM ETF

September 30, 2023

Wedbush ETFMG TM ETF

Dear Shareholder,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in these ETFs. The following information pertains to the fiscal period from October 1, 2022 to September 30, 2023 (the “Annual Period”).

Market Overview

The U.S. economy performed better than expected despite persistent inflationary pressure, rising interest rates and geo-political conflict during the Annual Period.

Early in the Annual Period, inflation had risen sharply because of supply chain disruptions, high food and energy prices and the Russia-Ukraine war, reaching its peak level, just prior to the Annual Period, in September 2022. In the first quarter of 2023, U.S. equities managed to deliver gains, despite the significant volatility. The January rally, however, gave way to a February sell off as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the U.S. Federal Reserve’s (Fed) monetary policy would remain tight for the foreseeable future. One of the most significant impacts occurred in the banking sector in March 2023, when Silicon Valley Bank, Signature Bank, and First Republic Bank, among others, failed. In the same month, Swiss bank UBS agreed to buy Credit Suisse, considered vulnerable in the then current environment.

In the second quarter of 2023, the economy grew at an annualized rate of 2.1%, according to the third estimate from the U.S. Bureau of Economic Analysis, compared to 2.2% in the first quarter and in line with 2.1% in 2022 overall. Since then, price pressures have eased given normalization in supply chains, falling energy prices and aggressive measures by the Fed and other global central banks to tighten financial conditions and slow demand in their economies. Nevertheless, during the Annual Period inflation levels remained much higher than central banks’ target levels, with the Fed raising its target fed funds rate six times during the Annual Period, bringing it to a range of 5.25% to 5.50% as of July 2023. As of August 2023, the unemployment rate was 3.8%, near its pre-pandemic low, although monthly job growth continued to be moderate. In September 2023, the Fed’s policy committee voted to hold the rate steady.

As the U.S. Congress neared its September 30, 2023, deadline to approve federal funding, investor concerns about a potential government shutdown and the impact this could have on the U.S. economy increased. The shutdown, however, was averted because of a Continuing Resolution which temporarily kept the government open for forty-five more days. Despite higher rates and increased market volatility, U.S. stocks for the Annual Period had strong returns of 21.62%, as measured by the S&P 500 Index.

These conditions have impacted the performance of the ETFs during the Annual Period, among other factors, and the value of an investment in the ETFs. We encourage you to talk with your financial advisor and visit etfmg.com for further insight into investing in today’s markets.

Performance Overview

During the Annual Period, the S&P 500 Information Technology Sector Index, a broad measure of US listed technology companies, returned 41.24%. During the same period, the S&P Global 1200 Information Technology Sector Index, a broad measure of global technology companies, returned 39.60%. Below is a performance overview for each ETF, for the Annual Period, except as noted otherwise.

Wedbush ETFMG Global Cloud Technology ETF (IVES)*

The Wedbush ETFMG Global Cloud Technology ETF (“IVES”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Dan Ives Global Cloud Technology Prime Index (the “Cloud Index”).

2

Wedbush ETFMG TM ETF

Over the Annual Period, the total return for IVES was 22.92%, while the total return for the Cloud Index was 23.08%. The best performers in IVES, on the basis of contribution to return, were Super Micro Computer Inc., Kingsoft Cloud Holdings, Fastly Inc., Samsara Inc., and Kyndryl Holdings Inc., while the worst performers were Edgio Inc., Inseego Corp., Unisys Corp., Como Inc., and Vnet Group Inc.

At the end of the Annual Period, IVES saw an allocation of 89.23% to the Information Technology sector, 2.74% to Real Estate and 0.11% in the Communication Services sector. IVES was exposed predominately to the United States, with 59.61% of its portfolio holdings exposed to the U.S., 12.18% to Japan and 8.60% to China.

Wedbush ETFMG Video Game Tech ETF (GAMR)**

The Wedbush ETFMG Video Game Tech ETF (“GAMR”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the EE Fund Video Game Tech Index (the “Index”).

Over the Annual Period, the total return for GAMR was 5.01%, while the total return for the Index was 5.92%. The best performers in GAMR on the basis of contribution to return were Nvidia Corp., Meta Platforms Inc., Applovin Corp., Sciplay Corp., and International Games System, while the worst performers were Frontier Developments Plc., Embracer Group., Flowing Cloud Technology Ltd., Digital Bros Spa., and Skillz Inc.

At the end of the Annual Period, GAMR saw an allocation of 73.01% to the Communication Services sector, 15.49% to Information Technology and 6.07% to Consumer Discretionary. GAMR was exposed predominately to the United States, with 36.61% of its portfolio holdings exposed to the U.S., 18.94% to Japan and 16.13% to South Korea.

You can find further details about IVES and GAMR by visiting www.etfmg.com, or by calling 1-844-383-6477.

Sincerely,

John A. Flanagan

Principal Financial Officer

*	As of Tuesday, April 7, 2020 the following changes went into effect for the ETFMG Drone Economy Strategy ETF (IFLY):
1.	The Fund’s name was changed to the Wedbush ETFMG Global Cloud Technology ETF;
2.	The Fund’s previous underlying index, the Reality Shares Drone Index (the “Previous Index”), was replaced with the Dan Ives Global Cloud Technology Prime Index; and
3.	The Fund’s investment objective was changed to the following: “The Wedbush ETFMG Global Cloud Technology ETF seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Dan Ives Global Cloud Technology Prime Index” (the “Index”).
4.	The Fund’s ticker was changed to “IVES”.

**	As of Friday, April 17, 2020, the name of the ETFMG Video Game Tech ETF changed to the “Wedbush ETFMG Video Game Tech ETF”.

3

Wedbush ETFMG TM ETF

			Since	Value of
Average Annual Returns	1 Year	5 Year	Inception	$10,000
Year Ended September 30, 2023	Return	Return	(3/8/2016)	(9/30/2023)
Wedbush ETFMG Global Cloud Technology ETF (NAV)	22.92%	-1.68%	5.16%	$14,635
Wedbush ETFMG Global Cloud Technology ETF (Market)	22.80%	-1.72%	5.13%	$14,598
S&P 500 Index	21.62%	9.92%	12.80%	$24,874
Dan Ives Global Cloud Technology Prime Index*	23.08%	-1.43%	5.15%	$14,624

*	On April 7, 2020, the Fund’s investment objective and principal investment strategy were substantially revised; therefore, the performance and average annual total returns shown for periods prior to April 7, 2020 is likely to have differed had the Fund’s current investment strategy been in effect during those periods. The Fund’s prior investment objective sought to provide investment results that corresponded to the performance of the Reality Shares Drone Index. The Fund began tracking the Dan Ives Global Cloud Technology Prime Index on April 7, 2020.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on March 8, 2016, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

4

Wedbush ETFMG TM ETF

Wedbush ETFMG Global Cloud Technology ETF

Top Ten Holdings as of September 30, 2023 (Unaudited)*
		% of Total
	Security	Investments
1	Elastic NV	4.91%
2	SCSK Corp.	3.75%
3	Itochu Techno-Solutions Corp.	3.62%
4	Open Text Corp.	3.25%
5	NEXTDC, Ltd.	3.18%
6	Nice, Ltd.	3.17%
7	NetApp, Inc.	2.41%
8	Super Micro Computer, Inc.	2.41%
9	Chindata Group Holdings, Ltd. - ADR	2.36%
10	Okta, Inc.	2.36%

Top Ten Holdings = 31.42% of Total Investments

*	Current Fund holdings may not be indicative of future Fund holdings.

5

Wedbush ETFMG TM ETF

Wedbush ETFMG Video Game Tech ETF

Growth of $10,000 (Unaudited)

			Since	Value of
Average Annual Returns	1 Year	5 Year	Inception	$10,000
Year Ended September 30, 2023	Return	Return	(3/8/2016)	(9/30/2023)
Wedbush ETFMG Video Game Tech ETF (NAV)	5.01%	3.58%	11.91%	$23,418
Wedbush ETFMG Video Game Tech ETF (Market)	5.42%	3.59%	11.89%	$23,388
S&P 500 Index	21.62%	9.92%	12.80%	$24,874
EEFund Video Game Tech Index	5.92%	4.18%	12.28%	$24,018

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on March 8, 2016, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

6

Wedbush ETFMG TM ETF

Wedbush ETFMG Video Game Tech ETF

Top Ten Holdings as of September 30, 2023 (Unaudited)*
		% of Total
	Security	Investments
1	International Games System Co., Ltd.	2.68%
2	Ubisoft Entertainment SA	2.57%
3	ROBLOX Corp. - Class A	2.45%
4	Activision Blizzard, Inc.	2.43%
5	Electronic Arts, Inc.	2.40%
6	Sciplay Corp. - Class A	2.40%
7	Take-Two Interactive Software, Inc.	2.36%
8	Playtika Holding Corp.	2.36%
9	Keywords Studios PLC	2.34%
10	Nintendo Co., Ltd.	2.32%

Top Ten Holdings = 24.31% of Total Investments

*       Current Fund holdings may not be indicative of future Fund holdings.

7

Wedbush ETFMG TM ETF

Important Disclosures and Key Risk Factors

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility.

Past performance is not indicative of future return. A fund’s performance for very short time periods may not be indicative of future performance.

IVES

The Wedbush ETFMG Global Cloud Technology ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Dan Ives Global Cloud Technology Prime Index (the “Index”).

Cloud Technology Companies may have limited product lines, markets, financial resources or personnel. These companies typically face intense competition and potentially rapid product obsolescence. In addition, many Cloud Technology Companies store sensitive consumer information and could be the target of cybersecurity attacks and other types of theft, which could have a negative impact on these companies. As a result, Cloud Technology Companies may be adversely impacted by government regulations and may be subject to additional regulatory oversight with regard to privacy concerns and cybersecurity risk. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Cloud computing companies could be negatively impacted by disruptions in service caused by hardware or software failure, or by interruptions or delays in service by third-party data center hosting facilities and maintenance providers. Cloud Technology Companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. Companies in the technology field, including companies in the computers, telecommunications and electronics industries, face intense competition, which may have an adverse effect on profit margins.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

Effective, August 14, 2023, the Fund is distributed by Foreside Fund Services LLC. ETF Managers Group LLC is a wholly owned subsidiary of Exchange Traded Managers Group LLC (collectively, “ETFMG”).

8

GAMR

The Wedbush ETFMG Video Game Tech ETF (the “Fund” or the “Video Game Tech ETF”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the EEFund Video Game Tech Index™ (the “Index”).

Video Game Tech Companies face intense competition, both domestically and internationally, may have limited product lines, markets, financial resources or personnel, may have products that face rapid obsolescence, and are heavily dependent on the protection of patent and intellectual property rights. Video Game Tech Companies are also subject to increasing regulatory constraints, particularly with respect to cybersecurity and privacy. Such factors may adversely affect the profitability and value of such companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Investments in smaller companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund’s return may not match or achieve a high degree of correlation with the return of the EEFund Video Game Tech Index™. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund had sought to replicate the Index. Diversification does not guarantee a profit, nor does it protect against a loss in a declining market.

The EEFund Video Game Tech™ Index provides a benchmark for investors interested in tracking companies actively involved in the electronic gaming industry including the entertainment, education and simulation segments. The Index uses a market capitalization weighted allocation across the pure play and non-pure play sectors and a set weight for the conglomerate sector as well as an equal weighted allocation methodology for all components within each sector allocation. The index was created and is maintained by EEFund Management. You cannot invest directly in an index.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

Effective, August 14, 2023, the Fund is distributed by Foreside Fund Services LLC. ETF Managers Group LLC is a wholly owned subsidiary of Exchange Traded Managers Group LLC (collectively, “ETFMG”).

9

Wedbush ETFMG TM ETF

PORTFOLIO ALLOCATIONS

As of September 30, 2023 (Unaudited)

	Wedbush
	ETFMG	Wedbush
	Global Cloud	ETFMG Video
	Technology ETF	Game Tech ETF
As a percent of Net Assets:
Australia	5.8%	—%
Canada	4.0	—
Cayman Islands	8.5	10.1
France	—	3.8
Germany	2.4	—
Israel	4.5	2.7
Italy	—	0.3
Japan	13.2	18.9
Netherlands	6.1	—
Poland	—	2.2
Republic of Korea	0.3	16.0
Singapore	3.1	—
Sweden	1.4	4.1
Switzerland	—	0.7
Taiwan, Province of China	—	4.4
United Kingdom	1.4	2.9
United States	48.5	33.2
Virgin Islands (UK)	—	0.0 *
Short-Term and other Net Assets (Liabilities)	0.8	0.7
	100.0%	100.0%

*	Amount is less than 0.05%.

10

Wedbush ETFMG TM ETF

Wedbush ETFMG Global Cloud Technology ETF

Schedule of Investments

September 30, 2023

	Shares	Value
COMMON STOCKS - 99.2%
Australia - 5.8%
IT Services - 5.8% (d)
Data#3, Ltd.	36,807	$167,549
Megaport, Ltd. (a)	37,873	286,605
NEXTDC, Ltd. (a)	122,328	974,484
Total IT Services		1,428,638

Canada - 4.0%
Software - 4.0% (d)
Open Text Corp.	28,322	994,006

Cayman Islands - 8.5%
IT Services - 8.5% (d)
Chinasoft International, Ltd.	707,269	503,970
Chindata Group Holdings, Ltd. - ADR (a)(b)	87,151	723,353
GDS Holdings, Ltd. - ADR (a)(b)	43,761	479,183
Kingsoft Cloud Holdings, Ltd. - ADR (a)(b)	56,139	276,765
Vnet Group, Inc. - ADR (a)(b)	35,308	110,514
Total IT Services		2,093,785

Germany - 2.4%
Software - 2.4% (d)
Software AG	17,664	588,644

Israel - 4.5%
Software - 4.5% (d)
JFrog, Ltd. (a)(b)	5,607	142,194
Nice, Ltd. (a)	5,741	970,955
Total Software		1,113,149

Japan - 13.2%
IT Services - 12.4% (d)
Hennge KK (a)	7,730	57,261
Itochu Techno-Solutions Corp.	38,397	1,108,178
NS Solutions Corp.	21,681	617,322
SCSK Corp.	65,729	1,147,530
TechMatrix Corp.	10,551	111,977
Total IT Services		3,042,268
Software - 0.8% (d)
Cybozu, Inc.	12,485	169,430
Fixer, Inc. (a)(b)	3,464	37,088
Total Software		206,518
Total Japan		3,248,786

Netherlands - 6.1%
Software - 6.1% (d)
Elastic NV (a)(b)	18,490	1,502,127

The accompanying notes are an integral part of these financial statements.

11

Wedbush ETFMG TM ETF

Wedbush ETFMG Global Cloud Technology ETF

Schedule of Investments

September 30, 2023 (Continued)

	Shares	Value
Republic of Korea - 0.3%
Diversified Telecommunication Services - 0.3%
KINX, Inc.	1,149	$66,246

Singapore - 3.1%
Real Estate Investment Trusts (REITs) - 3.1%
Digital Core REIT Management Pte, Ltd. (a)	267,753	141,909
Keppel DC REIT	409,566	623,188
Total Real Estate Investment Trusts (REITs)		765,097

Sweden - 1.4%
Software - 1.4% (d)
Sinch AB (a)(e)	202,553	356,105

United Kingdom - 1.4%
Software - 1.4% (d)
Bytes Technology Group PLC	57,181	347,998

United States - 48.5%
IT Services - 10.7% (d)
Cloudflare, Inc. - Class A (a)	11,468	722,943
DigitalOcean Holdings, Inc. (a)(b)	4,800	115,344
Fastly, Inc. - Class A (a)(b)	7,079	135,704
Grid Dynamics Holdings, Inc. (a)	4,070	49,573
Kyndryl Holdings, Inc. (a)	12,465	188,222
MongoDB, Inc. (a)(b)	1,939	670,623
Okta, Inc. (a)	8,871	723,075
Rackspace Technology, Inc. (a)	11,762	27,641
Unisys Corp. (a)	3,690	12,731
Total IT Services		2,645,856
Software - 29.4% (d)
8x8, Inc. (a)(b)	6,579	16,579
Alteryx, Inc. - Class A (a)	3,838	144,654
Appfolio, Inc. - Class A (a)	1,925	351,563
Appian Corp. - Class A (a)(b)	3,950	180,160
Blackbaud, Inc. (a)	2,909	204,561
Box, Inc. - Class A (a)(b)	7,925	191,864
CommVault Systems, Inc. (a)	2,370	160,236
Confluent, Inc. - Class A (a)(b)	16,437	486,700
Datadog, Inc. - Class A (a)	7,762	707,040
Domo, Inc. - Class B (a)	1,929	18,923
Dropbox, Inc. - Class A (a)(b)	18,988	517,043
Everbridge, Inc. (a)	2,202	49,369
Gitlab, Inc. - Class A (a)	8,354	377,768
HashiCorp, Inc. - Class A (a)	10,465	238,916
Informatica, Inc. - Class A (a)	15,658	329,914
Intapp, Inc. (a)	3,631	121,711
Jamf Holding Corp. (a)	6,875	121,413
MicroStrategy, Inc. - Class A (a)(b)	761	249,821
N-able, Inc. (a)	9,960	128,484
nCino, Inc. (a)(b)	6,199	197,128
New Relic, Inc. (a)	3,798	325,185

The accompanying notes are an integral part of these financial statements.

12

Wedbush ETFMG TM ETF

Wedbush ETFMG Global Cloud Technology ETF

Schedule of Investments

September 30, 2023 (Continued)

	Shares	Value
Nutanix, Inc. - Class A (a)(b)	12,836	$447,720
PagerDuty, Inc. (a)	4,981	112,023
RingCentral, Inc. - Class A (a)	5,115	151,557
Samsara, Inc. - Class A (a)(b)	27,219	686,191
Smartsheet, Inc. - Class A (a)	7,318	296,086
SolarWinds Corp. (a)	8,999	84,951
Teradata Corp. (a)	5,397	242,973
Zeta Global Holdings Corp. - Class A (a)	11,669	97,436
Total Software		7,237,969
Technology Hardware, Storage & Peripherals - 8.4%
NetApp, Inc.	9,738	738,920
Pure Storage, Inc. - Class A (a)(b)	16,713	595,317
Super Micro Computer, Inc. (a)(b)	2,687	736,829
Total Technology Hardware, Storage & Peripherals		2,071,066
Total United States		11,954,891
TOTAL COMMON STOCKS (Cost $27,316,565)		24,459,472

INVESTMENTS PURCHASED WITH PROCEEDS FROM
SECURITIES LENDING COLLATERAL - 24.3%
Mount Vernon Liquid Assets Portfolio, LLC, 5.50% (c)	5,986,611	5,986,611
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS
FROM SECURITIES LENDING COLLATERAL (Cost $5,986,611)		5,986,611

SHORT-TERM INVESTMENTS - 0.7%
Money Market Funds - 0.7%
First American Government Obligations
Fund - Class X, 5.26% (c)	172,136	172,136
TOTAL SHORT-TERM INVESTMENTS (Cost $172,136)		172,136
Total Investments (Cost $33,475,312) - 124.2%		30,618,219
Liabilities in Excess of Other Assets - (24.2)%		(5,962,153)
TOTAL NET ASSETS - 100.0%		$24,656,066

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at September 30, 2023.
(c)	The rate shown is the annualized seven-day yield at period end.
(d)	As of September 30, 2023, the Fund had a significant portion of its assets invested in the Software & IT Services Industries.
(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration to qualified institutional investors. At September 30, 2023, the market value of these securities total $356,105, which represents 1.4% of total net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

13

Wedbush ETFMG TM ETF

Wedbush ETFMG Video Game Tech ETF

Schedule of Investments

September 30, 2023

	Shares	Value
COMMON STOCKS - 99.3%
Cayman Islands - 10.1%
Entertainment - 8.1% (d)
Archosaur Games, Inc. (a)(e)	349,254	$118,634
Bilibili, Inc. - ADR (a)(b)	77,185	1,062,837
CMGE Technology Group, Ltd. (a)	880,410	150,652
HUYA, Inc. - ADR (a)	60,327	171,329
iDreamSky Technology Holdings, Ltd. (a)(e)	385,347	150,577
IGG, Inc. (a)	344,508	142,098
NetDragon Websoft Holdings, Ltd.	109,551	202,568
NetEase, Inc. - ADR (b)	3,714	371,994
Sea, Ltd. - ADR (a)(b)	7,642	335,866
XD, Inc. (a)	346,636	628,561
Zengame Technology Holding, Ltd.	418,413	154,415
Total Entertainment		3,489,531
Interactive Media & Services - 1.6%
JOYY, Inc. - ADR	8,379	319,324
Tencent Holdings, Ltd.	9,272	362,547
Total Interactive Media & Services		681,871
Media - 0.4%
Flowing Cloud Technology, Ltd. (a)	834,073	175,741
Total Cayman Islands		4,347,143

France - 3.8%
Entertainment - 2.9% (d)
Ubisoft Entertainment SA (a)	38,520	1,252,709
Media - 0.9%
Vivendi SE	42,143	369,634
Total France		1,622,343

Italy - 0.3%
Entertainment - 0.3% (d)
Digital Bros SpA	8,961	114,067

Israel - 2.7%
Entertainment - 2.7% (d)
Playtika Holding Corp. (a)(b)	119,652	1,152,249

Japan - 18.9%
Entertainment - 15.9% (d)
Akatsuki, Inc.	11,202	160,489
Capcom Co., Ltd.	27,661	996,751
COLOPL, Inc.	36,873	145,577
DeNa Co., Ltd.	27,711	278,612
Gree, Inc.	37,943	151,071
GungHo Online Entertainment, Inc.	17,438	275,444
Koei Tecmo Holdings Co., Ltd.	18,494	263,042
Konami Holdings Corp.	20,095	1,060,555
Mixi, Inc.	17,212	273,084
Nexon Co., Ltd.	57,465	1,028,056
Nintendo Co., Ltd.	27,114	1,130,355
Square Enix Holdings Co., Ltd.	30,728	1,053,808
Total Entertainment		6,816,844

The accompanying notes are an integral part of these financial statements.

14

Wedbush ETFMG TM ETF

Wedbush ETFMG Video Game Tech ETF

Schedule of Investments

September 30, 2023 (Continued)

	Shares	Value
Household Durables - 0.9%
Sony Group Corp. - ADR	4,604	$379,416
Leisure Products - 1.5%
Bandai Namco Holdings, Inc.	12,372	251,844
Furyu Corp.	13,879	143,489
Sega Sammy Holdings, Inc.	14,386	265,598
Total Leisure Products		660,931
Media - 0.6%
CyberAgent, Inc.	45,090	243,282
Total Japan		8,100,473

Poland - 2.2%
Entertainment - 2.2% (d)
CD Projekt SA	32,644	935,536

Republic of Korea - 16.0%
Entertainment - 14.9% (d)
Com2uS Corp.	4,521	149,762
Devsisters Co., Ltd. (a)	4,648	155,002
Kakao Games Corp. (a)	54,405	1,026,091
Krafton, Inc. (a)	9,986	1,114,489
NCSoft Corp.	6,154	1,014,721
Neowiz (a)	6,079	115,102
Netmarble Corp. (a)(e)	36,122	1,126,972
Nexon Games Co., Ltd. (a)	12,176	136,793
NHN Corp. (a)	8,242	138,955
Pearl Abyss Corp. (a)	32,046	1,106,672
Webzen, Inc.	15,069	149,194
WeMade Entertainment Co., Ltd.	5,936	162,323
Total Entertainment		6,396,076
Hotels, Restaurants & Leisure - 0.3%
DoubleUGames Co., Ltd.	5,018	148,748
Interactive Media & Services - 0.4%
AfreecaTV Co., Ltd.	2,623	163,476
Leisure Products - 0.4%
GOLFZON Co., Ltd.	2,342	163,145
Total Republic of Korea		6,871,445

Sweden - 4.1%
Entertainment - 3.7% (d)
Embracer Group AB (a)	481,837	966,272
Modern Times Group MTG AB - Class B (a)	23,789	160,908
Paradox Interactive AB	15,628	328,422
Stillfront Group AB (a)	98,394	144,049
Total Entertainment		1,599,651
Health Care Equipment & Supplies - 0.4%
Surgical Science Sweden AB (a)	10,852	149,288
Total Sweden		1,748,939

Switzerland - 0.7%
Technology Hardware, Storage & Peripherals - 0.7%
Logitech International SA	4,146	285,825

The accompanying notes are an integral part of these financial statements.

15

Wedbush ETFMG TM ETF

Wedbush ETFMG Video Game Tech ETF

Schedule of Investments

September 30, 2023 (Continued)

	Shares	Value
Taiwan, Province of China - 4.4%
Entertainment - 3.8% (d)
Gamania Digital Entertainment Co., Ltd.	75,967	$155,556
International Games System Co., Ltd.	64,702	1,306,847
Soft-World International Corp.	53,374	159,061
Total Entertainment		1,621,464
Semiconductors & Semiconductor Equipment - 0.6%
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	3,073	267,044
Total Taiwan, Province of China		1,888,508

United Kingdom - 2.9%
Entertainment - 0.3% (d)
Team17 Group PLC (a)	37,523	121,323
IT Services - 2.6%
Keywords Studios PLC	60,428	1,140,582
Total United Kingdom		1,261,905

United States - 33.2%
Broadline Retail - 0.9%
Amazon.com, Inc. (a)	2,785	354,029
Entertainment - 16.4% (d)
Activision Blizzard, Inc.	12,695	1,188,633
Electronic Arts, Inc.	9,733	1,171,853
ROBLOX Corp. - Class A (a)(b)	41,280	1,195,469
Sciplay Corp. - Class A (a)	51,445	1,171,403
Take-Two Interactive Software, Inc. (a)	8,212	1,152,883
Total Entertainment		5,880,241
Hotels, Restaurants & Leisure - 0.6%
Light & Wonder, Inc. (a)(b)	3,751	267,558
Interactive Media & Services - 2.4%
Alphabet, Inc. - Class C (a)	2,822	372,081
Meta Platforms, Inc. - Class A (a)	1,299	389,973
Ziff Davis, Inc. (a)(b)	4,315	274,822
Total Interactive Media & Services		1,036,876
Leisure Products - 0.7%
Mattel, Inc. (a)	12,977	285,884
Semiconductors & Semiconductor Equipment - 3.4%
Advanced Micro Devices, Inc. (a)	3,635	373,751
Intel Corp.	10,936	388,775
NVIDIA Corp.	779	338,857
Qualcomm, Inc.	3,355	372,606
Total Semiconductors & Semiconductor Equipment		1,473,989
Software - 5.1%
AppLovin Corp. - Class A (a)(b)	6,653	265,854
Dolby Laboratories, Inc. - Class A (b)	3,404	269,801
Microsoft Corp.	1,172	370,059
PTC, Inc. (a)(b)	1,954	276,843
Unity Software, Inc. (a)(b)	31,503	988,878
Total Software		2,171,435
Specialty Retail - 2.4%
GameStop Corp. - Class A (a)(b)	62,954	1,036,223
Technology Hardware, Storage & Peripherals - 4.0%

The accompanying notes are an integral part of these financial statements.

16

Wedbush ETFMG TM ETF

Wedbush ETFMG Video Game Tech ETF

Schedule of Investments

September 30, 2023 (Continued)

	Shares	Value
Apple, Inc.	2,045	$350,124
Corsair Gaming, Inc. (a)	74,288	1,079,406
Western Digital Corp. (a)	6,391	291,621
Total Technology Hardware, Storage & Peripherals		1,721,151
Total United States		14,227,386

Virgin Islands (UK) - 0.0% (h)
Interactive Media & Services - 0.0% (h)
VK Co., Ltd. - ADR (a)(f)(g)	21,975	—
TOTAL COMMON STOCKS (Cost $53,729,617)		42,555,818

INVESTMENTS PURCHASED WITH PROCEEDS FROM
SECURITIES LENDING COLLATERAL - 14.1%
Mount Vernon Liquid Assets Portfolio, LLC, 5.50% (c)	6,026,869	6,026,869
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS
FROM SECURITIES LENDING COLLATERAL (Cost $6,026,869)		6,026,869

SHORT-TERM INVESTMENTS - 0.5%
Money Market Funds - 0.5%
First American Government Obligations Fund - Class X, 5.26% (c)	232,107	232,107
TOTAL SHORT-TERM INVESTMENTS (Cost $232,107)		232,107

Total Investments (Cost $59,988,593) - 113.9%		48,814,794
Liabilities in Excess of Other Assets - (13.9)%		(5,970,440)
TOTAL NET ASSETS - 100.0%		$42,844,354

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at September 30, 2023.
(c)	The rate shown is the annualized seven-day yield at period end.
(d)	As of September 30, 2023, the Fund had a significant portion of its assets in the Entertainment Industry.
(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration to qualified institutional investors. At September 30, 2023, the market value of these securities total $1,396,183, which represents 3.3% of total net assets.
(f)	Value determined using significant unobservable inputs. The value of this security totals $0, which represents 0.0% of total net assets. Classified as Level 3 in the fair value hierarchy.
(g)	This security has been deemed illiquid according to the Fund’s liquidity guidelines. The value of this security totals $0, which represents 0.0% of total net assets.
(h)	Amount is less than 0.05%.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

17

Wedbush ETFMG TM ETF

STATEMENTS OF ASSETS AND LIABILITIES

As of September 30, 2023

	Wedbush ETFMG Global Cloud Technology ETF	Wedbush ETFMG Video Game Tech ETF
ASSETS
Investments in securities, at value*	$30,618,219	$48,814,794
Foreign currency, at value*	2,764	—
Receivables:
Dividends and interest receivable	33,962	81,824
Securities lending income receivable	2,058	2,117
Total Assets	30,657,003	48,898,735

LIABILITIES
Collateral received for securities loaned (Note 7)	5,986,611	6,026,869
Foreign currency payable to custodian, at value*	—	120
Payables:
Management fees payable	14,326	27,392
Total Liabilities	6,000,937	6,054,381
Net Assets	$24,656,066	$42,844,354

NET ASSETS CONSIST OF:
Paid-in Capital	$39,180,299	$99,584,569
Total Distributable Earnings (Accumulated Losses)	(14,524,233)	(56,740,215)
Net Assets	$24,656,066	$42,844,354

*Identified Cost:

Investments	$33,475,312	$59,988,593
Foreign currency	2,768	118

Shares Outstanding^	700,000	800,000

Net Asset Value, Offering and Redemption Price per Share	$35.22	$53.56

^ No par value, unlimited number of shares authorized

The accompanying notes are an integral part of these financial statements.

18

Wedbush ETFMG TM ETF

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2023

	Wedbush ETFMG Global Cloud Technology ETF	Wedbush ETFMG Video Game Tech ETF
INVESTMENT INCOME
Income:
Dividends from unaffiliated securities (net of foreign
withholdings tax and issuance fees of $17,512 and $63,138, respectively)	$44,447	$313,244
Dividends from affiliated securities	79,407	112,678
Interest	12,706	8,549
Securities lending income	23,533	90,377
Total Investment Income	160,093	524,848

Expenses:
Management fees	156,369	378,661
Total Expenses	156,369	378,661
Net Investment Income	3,724	146,187

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Unaffiliated Investments	(2,352,357)	(14,098,187)
Affiliated Investments	(67,511)	(119,598)
In-Kind redemptions	1,192,225	557,270
Foreign currency and foreign currency translation	(10,028)	(33,613)
Net Realized Loss on Investments	(1,237,671)	(13,694,128)
Net Change in Unrealized Appreciation/Depreciation of:
Unaffiliated Investments	5,827,342	16,537,154
Affiliated Investments	84,199	142,223
Foreign currency and foreign currency translation	1,956	749
Net Change in Unrealized Appreciation/Depreciation of Investments	5,913,497	16,680,126
Net Realized and Unrealized Gain on Investments	4,675,826	2,985,998
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,679,550	$3,132,185

The accompanying notes are an integral part of these financial statements.

19

Wedbush ETFMG TM ETF

Wedbush ETFMG Global Cloud Technology ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2023	Year Ended September 30, 2022
OPERATIONS
Net investment income (loss)	$3,724	$(32,005)
Net realized gain (loss) on investments and In-Kind Redemptions	(1,237,671)	3,739,077
Net change in unrealized appreciation/depreciation of investments and foreign currency and foreign currency translation	5,913,497	(24,627,273)
Net increase (decrease) in net assets resulting from operations	4,679,550	(20,920,201)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares	(2,948,170)	(10,310,485)
Transaction Fees (See Note 1)	136	21
Net decrease in net assets from capital share transactions	(2,948,034)	(10,310,464)
Total increase (decrease) in net assets	1,731,516	(31,230,665)

NET ASSETS
Beginning of Year	22,924,550	54,155,215
End of Year	$24,656,066	$22,924,550

Summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2023		September 30, 2022
	Shares	Amount	Shares	Amount
Shares Sold	100,000	$3,532,080	150,000	$6,614,280
Transaction Fees (See Note 1)	—	136	—	21
Shares Redeemed	(200,000)	(6,480,250)	(400,000)	(16,924,765)
Net Transactions in Fund Shares	(100,000)	$(2,948,034)	(250,000)	$(10,310,464)
Beginning Shares	800,000		1,050,000
Ending Shares	700,000		800,000

The accompanying notes are an integral part of these financial statements.

20

Wedbush ETFMG TM ETF

Wedbush ETFMG Video Game Tech ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2023	2022
OPERATIONS
Net investment income	$146,187	$270,337
Net realized loss on investments and In-Kind Redemptions	(13,694,128)	(12,535,657)
Net change in unrealized appreciation/depreciation of investments and foreign currency and foreign currency translation	16,680,126	(19,860,385)
Net increase (decrease) in net assets resulting from operations	3,132,185	(32,125,705)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	—	(2,457,762)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares	(11,294,385)	(14,860,700)
Transaction Fees (See Note 1)	5,825	17,554
Net decrease in net assets from capital share transactions	(11,288,560)	(14,843,146)
Total decrease in net assets	(8,156,375)	(49,426,613)

NET ASSETS
Beginning of Year	51,000,729	100,427,342
End of Year	$42,844,354	$51,000,729

Summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2023		September 30, 2022
	Shares	Amount	Shares	Amount
Shares Sold	—	$—	50,000	$4,398,985
Transaction Fees (See Note 1)	—	5,825	—	17,554
Shares Redeemed	(200,000)	(11,294,385)	(250,000)	(19,259,685)
Net Transactions in Fund Shares	(200,000)	$(11,288,560)	(200,000)	$(14,843,146)
Beginning Shares	1,000,000		1,200,000
Ending Shares	800,000		1,000,000

The accompanying notes are an integral part of these financial statements.

21

Wedbush ETFMG TM ETF

Wedbush ETFMG Video Game Tech ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year

	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net Asset Value, Beginning of Year	$28.66	$51.58	$42.29	$35.92	$39.05
Income (Loss) from Investment
Operations:
Net investment income (loss) [1]	0.01	(0.03)	(0.03)	0.26	0.28
Net realized and unrealized gain (loss) on investments	6.55	(22.89)	9.45	6.34	(3.11)
Total from investment operations	6.56	(22.92)	9.42	6.60	(2.83)
Less Distributions:
Distributions from net investment income	—	—	(0.13)	(0.23)	(0.30)
Total distributions	—	—	(0.13)	(0.23)	(0.30)
Capital Share Transactions:
Transaction fees added to paid-in capital	0.00 [3]	0.00 [3]	—	—	—
Net asset value, end of year	$35.22	$28.66	$51.58	$42.29	$35.92
Total Return	22.92%	(44.44)%	22.28%	18.58%	(7.23)%

Ratios/Supplemental Data:
Net assets at end of year (000’s)	$24,656	$22,925	$54,155	$46,515	$37,720

Gross Expenses to Average Net Assets	0.68%	0.68%	0.68%	0.71%[2]	0.75%
Net Investment Income (Loss) to
Average Net Assets	0.02%	(0.09)%	(0.06)%	0.70%	0.83%
Portfolio Turnover Rate	29%	28%	14%	104%	38%

[1]	Calculated based on average shares outstanding during the year.
[2]	Effective April 7, 2020, the Fund’s expense ratio was reduced to 0.68%.
[3]	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

22

Wedbush ETFMG TM ETF

Wedbush ETFMG Video Game Tech ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net Asset Value, Beginning of Year	$51.00	$83.69	$67.61	$41.50	$47.49
Income (Loss) from Investment
Operations:
Net investment income [1]	0.17	0.25	0.74	0.25	0.52
Net realized and unrealized gain (loss) on investments	2.39	(30.82)	15.96	26.26	(5.87)
Total from investment operations	2.56	(30.57)	16.70	26.51	(5.35)
Less Distributions:
Distributions from net investment income	—	(2.14)	(0.72)	(0.41)	(0.65)
Total distributions	—	(2.14)	(0.72)	(0.41)	(0.65)
Capital Share Transactions:
Transaction fees added to paid-in capital	0.01	0.02	0.10	0.01	0.01
Net asset at end of year	$53.56	$51.00	$83.69	$67.61	$41.50
Total Return	5.01%	(37.58)%	24.91%	64.12%	(11.26)%

Ratios/Supplemental Data:
Net assets at end of year (000’s)	$42,844	$51,001	$100,427	$121,699	$83,000

Gross Expenses to Average Net Assets	0.75%	0.75%	0.75%	0.75%	0.75%
Net Investment Income to Average Net Assets	0.29%	0.33%	0.87%	0.51%	1.22%
Portfolio Turnover Rate	44%	53%	89%	53%	38%

[1]	Calculated based on average shares outstanding during the year.

The accompanying notes are an integral part of these financial statements.

23

Wedbush ETFMG TM ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

NOTE 1 – ORGANIZATION

Wedbush ETFMG Global Cloud Technology ETF (“IVES”) and Wedbush ETFMG Video Game Tech ETF (“GAMR”) (each a “Fund”, or collectively the “Funds”) are a series of ETF Managers Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”).

Effective April 17, 2020, the name ETFMG Video Game Tech ETF has changed to the Wedbush ETFMG Video Game Tech ETF.

The following table is a summary of the Strategy Commencement Date and Strategy of the Funds:

Fund Ticker	Strategy Commencement Date	Strategy
Wedbush ETFMG Global Cloud Technology ETF	4/7/2020	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Dan Ives Global Cloud Technology Prime™ Index NTR.
Wedbush ETFMG Video Game Tech ETF	3/8/2016	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the EEFund Video Game Tech™ Index.

The Funds currently offer one class of shares, which has no front end sales load, no deferred sales charges, and no redemption fees. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.

Shares of the Funds are listed and traded on the NASDAQ Stock Market, LLC. Market prices for the Shares may be different from their net asset value (“NAV”). The Funds issue and redeem Shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in the Index. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, Shares are not redeemable securities of the Funds. Shares of the Funds may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the Shares directly from the Funds. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and may be subject to customary brokerage commissions or fees.

24

Wedbush ETFMG TM ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2023 (Continued)

Authorized Participants transacting in Creation Units for cash may pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Transaction Fees” in the Statements of Changes in Net Assets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The Funds may invest in certain other investment companies (underlying funds). For more information about the underlying fund’s operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the SEC.

A.	Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by ETF Managers Group, LLC (the “Adviser”), using procedures adopted by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board. The use of fair value pricing by the Funds may cause the NAV of its shares to differ significantly from the NAV that would be calculated without regard to such considerations. As of September 30, 2023, the Wedbush ETFMG Video Game Tech ETF held one security that was fair valued by the Adviser.

As described above, the Funds utilize various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1  Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2  Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3  Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

25

Wedbush ETFMG TM ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2023 (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ net assets as of September 30, 2023:

Wedbush ETFMG Global Cloud Technology ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$24,459,472	$—	$—	$24,459,472
Short Term Investments	172,136	—	—	172,136
Investments Purchased with Securities
Lending Collateral*	—	—	—	5,986,611
Total Investments in Securities	$24,631,608	$—	$—	$30,618,219

Wedbush ETFMG Video Game Tech ETF
Assets^	Level 1	Level 2	Level 3		Total
Common Stocks	$42,555,818	$—	$—	(1)	$42,555,818
Short Term Investments	232,107	—	—		232,107
Investments Purchased with Securities
Lending Collateral*	—	—	—		6,026,869
Total Investments in Securities	$42,787,925	$—	$—		$48,814,794

(1)	Includes a security valued at $0 with a cost of $463,445.
^	See Schedule of Investments for classifications by country and industry
*	Certain investments that are measured at fair value used the net asset value per share (or its equivalent) practical expediant have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedules of Investments.

B.	Federal Income Taxes. The Funds have elected to be taxed as a “regulated investment company” and intend to distribute substantially all taxable income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.

To avoid imposition of the excise tax applicable to regulated investment companies, the Funds intend to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds have analyzed their tax position and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Funds’ 2023 tax returns. The Funds identify its major tax jurisdictions as U.S. Federal, the State of New Jersey, and the State of Delaware; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of September 30, 2023, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, generally a range of three to four years from the date of filing) as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements.

25

Wedbush ETFMG TM ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2023 (Continued)

C.	Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains, from investments in foreign securities received by the Funds may be subject to income, withholding or other taxes imposed by foreign countries.

D.	Foreign Currency Translations and Transactions. The Funds may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

E.	Distributions to Shareholders. Distributions to shareholders from net investment income, if any are generally declared and paid by the Funds on a quarterly basis. Net realized gains on securities of the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.	Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.	Share Valuation. The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of each Fund, rounded to the nearest cent. Each Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s NAV per share.

H.	Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

NOTE 3 – RISK FACTORS

Investing in Wedbush ETFMG Global Cloud Technology ETF and the Wedbush ETFMG Video Game Tech ETF may involve certain risks, as discussed in each Fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk. The Funds are not actively managed. Therefore, the Funds follow the securities included in its respective index during upturns as well as downturns. Because of its indexing strategy, the Funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the Funds’ expenses, the Funds’ performance may be below that of its index.

27

Wedbush ETFMG TM ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2023 (Continued)

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

Concentration Risk. To the extent that the Funds’ or its underlying index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Funds may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID -19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Funds and their investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect lobal, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under the circumstances, the Funds may have difficulty achieving their investment objectives which may adversely impact performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Funds’ Sponsor and third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. These factors can cause substantial market volatility, exchange trading suspensions and closures and can impact the ability of the Funds to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A wide spread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have significant impact on a Fund’s performance, resulting in losses to the Funds.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets.

On October 7, 2023, Hamas launched a significant attack on Israel from the Gaza Strip. The extent and duration of the Israel-Hamas war and any related economic and market impacts are impossible to predict but may be significant and may negatively impact Israel’s economy. The price and liquidity of investments may fluctuate widely as a result of these conflicts and related events. How long such conflicts and related events will last, and whether either may escalate further, cannot be predicted, however such conflicts may negatively impact issuers of securities in which the Fund(s) invests.

A complete description of the principal risks is included in each Fund’s prospectus under the heading “Principal Investment Risks.”

28

Wedbush ETFMG TM ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2023 (Continued)

NOTE 4 – MANAGEMENT AND OTHER CONTRACTS

Under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses of the Funds, except for: the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”).

Wedbush Securities, Inc. (“Wedbush”) has entered into a licensing and marketing support agreement with Exchange Traded Managers Group LLC (“Parent”), the parent company of the Adviser (the “Wedbush Agreement”). Pursuant to the Wedbush Agreement, Wedbush has agreed to (i) license the name Wedbush for the use of the Adviser; (ii) consult with the Adviser and prepare educational materials, research materials, and updates on regulation of the global video gaming technology and global cloud computing ecosystem; and (iii) provide support in connection with phone calls, appearances, and written content relating to the marketing of IVES and GAMR. Wedbush will also assumes the obligation of the Adviser to pay certain expenses of IVES and GAMR. Although Wedbush has agreed to be responsible for the payment of certain expenses of IVES and GAMR, the Adviser retains the ultimate obligation to the Funds to pay such expenses.

Advisory Fees:

Wedbush ETFMG Global Cloud Technology ETF 0.68%

Wedbush ETFMG Video Game Tech ETF 0.75%

The Adviser has entered into an agreement with Foreside Fund Services LLC to serve as distributor to the Funds (the “Distributor”). The Distributor provides marketing support for the Funds, including distributing marketing materials related to the Funds.

In May, 2020, Wedbush acquired a minority, non-voting, equity interest in Parent. Wedbush is not however, an affiliate of the Funds, the Adviser, the Funds’ distributor or any of their respective affiliates. Wedbush does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Funds. Additionally, Wedbush is not involved in the maintenance of the Index and does not otherwise act in the capacity of an index provider.

Level ETF Ventures, LLC serves as the index provider for GAMR and IVES.

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (the “Administrator”) provides fund accounting, fund administration, and transfer agency services to the Funds. The Adviser compensates the Administrator for these services under an administration agreement between the two parties.

The Adviser pays each independent Trustee a quarterly fee for service to the Funds. Each Trustee is also reimbursed by the Adviser for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

NOTE 5 – DISTRIBUTION PLAN

Each Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Funds may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to the Funds, with the amount of such compensation not to exceed an annual rate of 0.25% of each Fund’s average daily net assets. For the year ended September 30, 2023, the Funds did not incur any 12b-1 expenses.

29

Wedbush ETFMG TM ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2023 (Continued)

NOTE 6 - PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, during the year ended September 30, 2023:

	Purchases	Sales
Wedbush ETFMG Global Cloud Technology ETF	$7,132,098	$7,318,752
Wedbush ETFMG Video Game Tech ETF	$23,172,285	$29,044,827

The costs of purchases and sales of in-kind transactions associated with creations and redemptions during the year ended September 30, 2023:

	Purchases In-	Sales In-
	Kind	Kind
Wedbush ETFMG Global Cloud Technology ETF	$3,429,634	$6,362,043
Wedbush ETFMG Video Game Tech ETF	$0	$8,696,208

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all in-kind sales. Net capital gains or losses resulting from in-kind redemptions are excluded from the Funds’ determination of taxable gains and are not distributed to shareholders.

There were no purchases or sales of U.S. Government obligations during the year ended September 30, 2023.

NOTE 7 — SECURITIES LENDING

The Funds may lend up to 33 1/3% of the value of the securities in their portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (“the Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Funds receive compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations, either directly on behalf of each Fund or through one or more joint accounts, money market funds, or short-term bond funds, including those advised by or affiliated with the Adviser; however, all such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. Other investment companies in which a Fund may invest cash collateral can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund, and which may be received in full or in part by the Adviser. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a Fund’s pro rata share of the fees and expenses incurred by other investment companies in which the Fund invests (as disclosed in the Prospectus, as applicable). The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

30

Wedbush ETFMG TM ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2023 (Continued)

As of September 30, 2023, the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan Collateral Received
Fund	Values of Securities on Loan	Fund Collateral Received*
Wedbush ETFMG Global Cloud Technology ETF	$5,904,858	$5,986,611
Wedbush ETFMG Video Game Tech ETF	5,923,662	6,026,869

*	The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, an investment with an overnight and continuous maturity, as shown on the Schedule of Investments.

NOTE 8 – FEDERAL INCOME TAXES

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2023, the Funds’ most recent fiscal year end, were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Wedbush ETFMG Global Cloud Technology ETF	$34,066,153	$3,669,298	$(7,117,232)	$(3,447,934)
Wedbush ETFMG Video Game Tech ETF	63,052,945	3,282,333	(17,520,484)	(14,238,151)

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses.

As of September 30, 2023, the Funds’ most recent fiscal year end, the components of distributable earnings (loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings	Other Accumulated Loss	Total Accumulated Gain (Loss)

Wedbush ETFMG Global Cloud Technology ETF	$—	$—	$—	$(12,862,537)	$(16,310,471)
Wedbush ETFMG Video Game Tech ETF	11,336	—	11,336	(42,513,400)	(56,740,215)

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses.

As of September 30, 2023, the Funds’ most recent fiscal year end, the Funds had accumulated capital loss carryovers of:

	Capital Loss Carryforward ST	Capital Loss Carryforward LT	Expires
Wedbush ETFMG Global Cloud Technology ETF	$(2,648,434)	$(10,107,033)	Indefinite
Wedbush ETFMG Video Game Tech ETF	(16,633,167)	(25,878,915)	Indefinite

31

Wedbush ETFMG TM ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2023 (Continued)

Under current tax law, capital and currency losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post -October capital and currency losses, which will be treated as arising on the first business day of the year ending September 30, 2023, the Funds’ most recent fiscal year end.

	Late Year Ordinary Loss	Post-October Capital Loss
Wedbush ETFMG Global Cloud Technology ETF	$(90,700)	$—
Wedbush ETFMG Video Game Tech ETF	—	—

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2023, the following table shows the reclassifications made:

	Total Distributable Earnings/(Loss)	Paid-In Capital
Wedbush ETFMG Global Cloud Technology ETF	$(690,629)	$690,629
Wedbush ETFMG Video Game Tech ETF	(374,992)	374,992

The tax charter of distributions paid during the year ended September 30, 2023, and the year ended September 30, 2022 were as follows:

	Year Ended		Year Ended
	September 30, 2023		September 30, 2022
	From Ordinary Income	From Capital Gains	From Ordinary Income	From Capital Gains
Wedbush ETFMG Global Cloud Technology ETF	$—	—	$—	—
Wedbush ETFMG Video Game Tech ETF	—	—	2,457,762	—

NOTE 9 – INVESTMENTS IN AFFILIATES

Wedbush ETFMG Global Cloud Technology ETF

Wedbush ETFMG Global Cloud Technology ETF owned the following company during the year ended September 30, 2023. ETFMG Sit Ultra Short ETF was deemed to be an affiliate of the Fund as defined by the 1940 Act during the year ended September 30, 2023. Transactions during the year in the security were as follows:

Security Name	Value, at September 30, 2022	Purchases	Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value, at September 30, 2023	Ending Shares
ETFMG Sit Ultra Short ETF	$2,403,750	$—	$(2,420,438)	($67,511)	$84,199	$—	$—	—

Wedbush ETFMG Video Game Tech ETF

Wedbush ETFMG Video Game Tech ETF owned the following company during the year ended September 30, 2023. ETFMG Sit Ultra Short ETF is deemed to be an affiliate of the Fund as defined by the 1940 Act during the year ended September 30, 2023. Transactions during the year in the security were as follows:

Security Name	Value, at September 30, 2022	Purchases	Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value, at September 30, 2023	Ending Shares
ETFMG Sit Ultra Short ETF	$3,605,625	$—	$(3,628,250)	($119,598)	$142,222	$—	$—	—

32

Wedbush ETFMG TM ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2023 (Continued)

NOTE 10 – LEGAL MATTERS

The Trust, the Adviser, and certain officers and affiliated persons of the Adviser (together with the Adviser, the “Adviser Defendants”) were named as defendants in an action filed December 21, 2021, in the Superior Court of New Jersey, Union County, captioned PureShares, LLC, d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. UNN-C-152-21 (the “NJ Action”). The NJ Action asserted breach of contract and other tort claims and sought damages in unspecified amounts and injunctive relief. On May 25, 2022, the court in the NJ Action dismissed with prejudice all claims asserted against the Trust, as well as all contract claims and all except one tort claim asserted against the Adviser Defendants. With respect to the tort claim asserted against the Adviser Defendants, the parties stipulated and agreed to dismiss that claim without prejudice in May, 2023.

The Adviser and certain of its affiliates have entered into a settlement agreement with the Securities and Exchange Commission (“SEC”) regarding certain alleged conflicts of interest arising in connection with ETFMG Alternative Harvest ETF’s (MJ) participation in the securities lending program administered by its prior custodian. Without admitting or denying the SEC’s findings, the Adviser and its parent company agreed to censures, to a cease-and-desist order, and to pay, jointly and severally, a civil penalty of $4 million. The settlement resolves the SEC’s investigation of the Adviser and its affiliates.

As of September 30, 2023, there were no adjustments made to the accompanying financial statements based on the above legal matters.

NOTE 11 – SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the financial statements.

The Board of the Trust has approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of the Target Fund into corresponding new fund (the “Acquiring Fund”), which is a newly created series of Amplify ETF Trust with similar investment objectives and the same fees and expenses as the corresponding Target Fund. The Reorganization is subject to certain conditions including approval by shareholders of the Target Fund. The following table shows shares of the Acquiring Fund that will be issued to shareholders of the corresponding Target Fund.

Target Fund	Acquiring Fund
Wedbush ETFMG Global Cloud Technology ETF	Amplify Global Cloud Technology ETF
Wedbush ETFMG Video Game Tech ETF	Amplify Video Game Tech ETF

The proxy solicitation materials were filed with the SEC on October 13, 2023. The Joint Special Meeting of Shareholders is to be held on December 28, 2023.

Other than as disclosed, there were no other subsequent events requiring recognition or disclosure through the date the financial statements were issued.

33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ETF Managers Trust

and the Shareholders of Wedbush ETFMG Video Game Tech ETF and Wedbush ETFMG Global Cloud Technology ETF:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Wedbush ETFMG Video Game Tech ETF and Wedbush ETFMG Global Cloud

Technology ETF (the “Funds”) (certain of the Funds comprising ETF Managers Trust), as of September 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods indicated therein, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2023, and the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/WithumSmith+Brown, PC

We have served as the auditor for one or more series of the Trust since 2013.

New York, New York

November 29, 2023

34

Wedbush ETFMG TM ETF

Expense Example

Period Ended September 30, 2023 (Unaudited)

As a shareholder of the Funds you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 for the period of time as indicated in the table below.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1,	Ending Account Value September 30,	Expenses Paid During	Annualized Expense Ratio During the Period April 1, 2023 to September 30,
Fund Name	2023	2023	the Period^	2023
Wedbush ETFMG Global Cloud Technology ETF
Actual	$1,000.00	$1,085.10	$3.55	0.68%
Hypothetical (5% annual)	1,000.00	1,021.66	3.45	0.68%
Wedbush ETFMG Video Game Tech ETF
Actual	1,000.00	874.70	3.52	0.75%
Hypothetical (5% annual)	1,000.00	1,021.31	3.80	0.75%

^	The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365 (to reflect the one-half year period).

35

Wedbush ETFMG TM ETF

SUPPLEMENTARY INFORMATION

September 30, 2023 (Unaudited)

NOTE 1 – FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available on the Fund’s website at www.etfmgfunds.com.

NOTE 2 – FEDERAL TAX INFORMATION

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended September 30, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified
Fund Name	Dividend Income

Wedbush ETFMG Global Cloud Technology ETF	0.00%
Wedbush ETFMG Video Game Tech ETF	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2023 was as follows:

Dividends Received
Fund Name	Deduction

Wedbush ETFMG Global Cloud Technology ETF	0.00%
Wedbush ETFMG Video Game Tech ETF	0.00%

Short Term Capital Gain

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for each Fund were as follows:

Short-Term
Fund Name	Capital Gain

Wedbush ETFMG Global Cloud Technology ETF	0.00%
Wedbush ETFMG Video Game Tech ETF	0.00%

During the year ended September 30, 2023, the Funds did not declare any long-term realized gains distributions. Pursuant to Section 853 of the Internal Revenue Code the Fund designated the following amounts as foreign taxes paid for the year ended September 30, 2023. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

			Per Share
Fund	Gross Foreign Source Income	Foreign Taxes Passthrough	Gross Foreign Source Income	Foreign Taxes Passthrough	Shares Outstanding at 9/30/23
Wedbush ETFMG Video Game Tech ETF	431,353	58,376	0.53919125	0.07297000	800,000

36

Wedbush ETFMG TM ETF

SUPPLEMENTARY INFORMATION

September 30, 2023 (Unaudited) (Continued)

Foreign taxes paid or withheld should be included to taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Above figures may differ from those cited elsewhere in this report due to difference in the calculation of income and gains under GAAP purposes and Internal Revenue Service purposes. Shareholders are strongly advised to consult their own tax advisors with respect to their investments in the Funds.

NOTE 3 – INFORMATION ABOUT PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available on the website of the SEC at www.sec.gov and the Funds’ website at www.etfmgfunds.com. Each Fund’s portfolio holdings are posted on their website at www.etfmgfunds.com daily.

NOTE 4 – INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at (877) 756-7873, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at www.etfmgfunds.com.

Information regarding how the Funds voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at (877) 756-7873 or by accessing the SEC’s website at www.sec.gov.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and additional information can be found in the Fund’s prospectus, which may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477) or by visiting www.etfmgfunds.com. This report must be preceded or accompanied by a prospectus.

37

Wedbush ETFMG TM ETF

Board of Trustees

Set forth below are the names, birth years, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. The SAI includes additional information about Fund directors and is available, without charge, upon request by calling 1-844-ETF-MGRS (1-844-383-6477).

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee and Officers
Michael Minella (1971)	President (since 2023)	Senior Principal Consultant, ACA Group (since 2022); Vice President and Director, Fidelity Investments (2009-2022).	n/a	n/a
John A. Flanagan (1946)	Treasurer (since 2015)	President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Treasurer, ETF Managers Trust (since 2015); Chief Financial Officer, ETF Managers Capital, LLC (commodity pool operator) (since 2015).	n/a	Independent Trustee - Absolute Shares Trust (since 2014) (6 portfolios)
Kevin Hourihan (1978)	Chief Compliance Officer (since 2022)	Senior Principal Consultant, Fund Chief Compliance Officer, ACA Global, LLC (since 2022); Chief Compliance Officer, Ashmore Funds (2017-2022); Chief Compliance Officer, Ashmore Investment Management (US) Corp (2014-2022); Chief Compliance Officer, Ashmore Equities Investment Management (2015- 2019).	n/a	n/a
Matthew J. Bromberg (1973)	Secretary (since 2023)	Chief Compliance Officer of ETF Managers Group, LLC (since 2022); General Counsel and Secretary of Exchange Traded Managers Group LLC (since 2020); ETF Managers Group LLC (since 2020); ETFMG Financial LLC (since 2020); ETF Managers Capital LLC (since 2020); Partner of Dorsey & Whitney LLP (law firm) (2019-2020); General Counsel of WBI Investments, Inc. (2016-2019); Millington Securities, Inc. (2016-2019).	n/a	n/a

38

Wedbush ETFMG TM ETF

Board of Trustees (Continued)

Terry Loebs (1963)	Chairman of the Board (since 2023); Trustee (since 2014); Lead Independent Trustee (since 2020)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange-traded products firm) (2006- 2011).	12	None
Eric Wiegel (1960)	Trustee (since 2020)	Managing Partner, Global Focus Capital LLC (since 2013); Senior Portfolio Manager, Little House Capital (2019-2021); Chief Investment Officer, Insight Financial Strategist LLC (2017- 2018).	12	None

39

Wedbush ETFMG TM ETF

ETF MANAGERS TRUST

Privacy Policy and Procedures

ETF Managers Trust, (the “Trust”) has adopted the following privacy policies in order to safeguard the personal information of the Trust’s customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Trust officers are responsible for ensuring that the following policies and procedures are implemented:

1) The Trust is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations1. The Trust will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2) The Trust conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Trust. The Trust has no employees. It is anticipated that the trustees and officers of the Trust who are not employees of service providers of the Trust will not have access to customer records and information in the performance of their normal responsibilities for the Trust.

3)  The Trust may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

4) The Trust may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Trust will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Consistent with these policies, the Trust has adopted the following procedures:

1)  The Trust will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2) The Trust will direct each of its Service Providers to adhere to the privacy policy of the Trust and to its privacy policies with respect to all customer information of the Trust and to take all actions reasonably necessary so that the Trust is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3)  The Trust requires its Service Providers to provide periodic reports to the Trust’s Board of Trustees outlining their privacy policies and the implementation of such policies. Each Service Provider is required to promptly report to the Trust’s Board any material changes to its privacy policy before, or promptly after, the adoption of such changes.

(1)	Generally, the Funds have institutional clients which are not considered “customers” for purposes of regulation S-P.

40

Advisor

ETF Managers Group, LLC

350 Springfield Ave., Suite 200, Summit, NJ 07901

Distributor

Foreside Fund Services LLC

Three Canal Plaza, Suite 100, Portland, Maine 04101

Custodian

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services

615 East Michigan Street, Milwaukee, Wisconsin 53202

Securities Lending Agent

U.S. Bank, National Association

Securities Lending

800 Nicolet Mall

Minneapolis, MN 55402-7020

Independent Registered Public Accounting Firm

WithumSmith + Brown, PC

1411 Broadway, 9th Floor, New York, NY 10018

Legal Counsel

Sullivan & Worcester LLP

1666 K Street NW, Washington, DC 20006

41

ETFMG Prime Cyber Security ETF

HACK

ETFMG Prime Mobile Payments ETF

IPAY

ETFMG Treatments, Testing and

Advancements ETF

GERM

Annual Report

September 30, 2023

The funds are series of ETF Managers Trust.

ETFMG™ ETFs

September 30, 2023

ETFMG™ ETFs

Dear Shareholder,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in these ETFs. The following information pertains to the fiscal period from October 1, 2022 to September 30, 2023 (the “Annual Period”).

Market Overview

The U.S. economy performed better than expected despite persistent inflationary pressure, rising interest rates and geo-political conflict during the Annual Period.

Early in the Annual Period, inflation had risen sharply because of supply chain disruptions, high food and energy prices and the Russia-Ukraine war, reaching its peak level, just prior to the Annual Period, in September 2022. In the first quarter of 2023, U.S. equities managed to deliver gains, despite the significant volatility. The January rally, however, gave way to a February sell off as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the U.S. Federal Reserve’s (Fed) monetary policy would remain tight for the foreseeable future. One of the most significant impacts occurred in the banking sector in March 2023, when Silicon Valley Bank, Signature Bank, and First Republic Bank, among others, failed. In the same month, Swiss bank UBS agreed to buy Credit Suisse, considered vulnerable in the then current environment.

In the second quarter of 2023, the economy grew at an annualized rate of 2.1%, according to the third estimate from the U.S. Bureau of Economic Analysis, compared to 2.2% in the first quarter and in line with 2.1% in 2022 overall. Since then, price pressures have eased given normalization in supply chains, falling energy prices and aggressive measures by the Fed and other global central banks to tighten financial conditions and slow demand in their economies. Nevertheless, during the Annual Period inflation levels remained much higher than central banks’ target levels, with the Fed raising its target fed funds rate six times during the Annual Period, bringing it to a range of 5.25% to 5.50% as of July 2023. As of August 2023, the unemployment rate was 3.8%, near its pre-pandemic low, although monthly job growth continued to be moderate. In September 2023, the Fed’s policy committee voted to hold the rate steady.

As the U.S. Congress neared its September 30, 2023, deadline to approve federal funding, investor concerns about a potential government shutdown and the impact this could have on the U.S. economy increased. The shutdown, however, was averted because of a Continuing Resolution which temporarily kept the government open for forty-five more days. Despite higher rates and increased market volatility, U.S. stocks for the Annual Period had strong returns of 21.62%, as measured by the S&P 500 Index.

These conditions have impacted the performance of the ETFs during the period, among other factors, and the value of an investment in the ETFs. We encourage you to talk with your financial advisor and visit etfmg.com for further insight into investing in today’s markets.

Performance Overview

During the Annual Period, the S&P 500 Information Technology Sector Index, a broad measure of US listed technology companies, returned 41.24%. During the same period, the S&P Global 1200 Information Technology Sector Index, a broad measure of global technology companies, returned 39.60%. Below is a performance overview for each of the ETFs for the Annual Period.

ETFMG Prime Cyber Security ETF (HACK)

The ETFMG Prime Cyber Security ETF (“HACK”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Cyber Defense Index (the “PCD Index”).

Over the Annual Period, the total return for HACK was 19.18%, while the total return for the PCD Index was 19.71%. The best performers in HACK, on the basis of contribution to return were, Telos Corporation, Solarwinds Corp., Cloudflare Inc., Qualys Inc., and Rapid7 Inc., while the worst performers were Tenable Holdings Inc., Fortinet Inc., Zerofox Holdings Inc., Netscout Systems Inc., and Splunk Inc.

At the end of the Annual Period, HACK saw an approximate allocation of 76.77% to the Information Technology sector and 22.66% to Industrials. The portfolio securities held by HACK were exposed predominately to the United States at 86.76%, 6.29% to the United Kingdom, and 4.97% to Israel.

ETFMG Prime Mobile Payments ETF (IPAY)

The ETFMG Prime Mobile Payments ETF (“IPAY”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Mobile Payments Index (the “PMP Index”).

Over the Annual Period, the total return for IPAY was 3.64%, while the total return for the PMP Index was 4.47%. The best performers in IPAY, on the basis of contribution to return were, Affirm Holdings Inc., Block Inc., Kakaopay Corp., Aci Worldwide Inc., and Worldline Sa., while the worst performers were Remitly Global Inc., Payoneer Global Inc., First Am Gov Obligation., Jaccs Co. Ltd., and Boku Inc.

At the end of the Annual Period, IPAY saw an approximate allocation of 96.13% to the Financials sector and 2.97% to Information technology. The portfolio securities held by IPAY were exposed predominately to the United States at 72.95%, followed by Brazil at 4.45% and South Korea at 3.47%.

ETFMG Treatments, Testing and Advancements ETF (GERM)

The ETFMG Treatments, Testing and Advancements ETF (“GERM”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Treatments, Testing and Advancements Index (the “PTT Index”).

During the Annual Period, the total return for GERM was -12.53%, while the total return for the PTT Index was -12.13%. The best performers in GERM, on the basis of contribution to return were, Cel-Sci Corp., ImmunityBio Inc., Cue BioPharma Inc., Hillevax Inc., and Emergent BioSolutions Inc., while the worst performers were Inflarx Nv., Scilex Holding Co., Invivyd Inc., GSK Plc., and Gritstone Bio Inc.

At the end of the Annual Period, GERM saw an approximate allocation of 99.28% of its portfolio holdings to the Health Care sector. The portfolio securities held by GERM were exposed predominately to the United States at 77.96% followed by Germany at 8.48%, and the United Kingdom at 4.68%.

You can find further details about HACK, IPAY, and GERM by visiting www.etfmg.com, or by calling 1-844-383-6477.

Sincerely,

John A. Flanagan
Principal Financial Officer

ETFMG Prime Cyber Security ETF

Growth of $10,000 (Unaudited)

Average Annual Returns Year Ended September 30, 2023	1 Year Return	5 Year Return	Since Inception (11/11/14)	Value of $10,000 (9/30/2023)
ETFMG Prime Cyber Security ETF (NAV)	19.18%	5.75%	8.98%	$21,474
ETFMG Prime Cyber Security ETF (Market)	19.23%	5.74%	8.99%	$21,482
S&P 500 Index	21.62%	9.92%	10.78%	$24,838
Prime Cyber Defense Index*	19.71%	6.16%	9.42%	$22,261

*	The Fund’s benchmark before 8/1/17 was the ISE Cyber Security Index. On 8/1/17, the Fund’s benchmark became the Prime Cyber Defense Index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on November 11, 2014, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

ETFMG Prime Cyber Security ETF

  Top Ten Holdings as of September 30, 2023 (Unaudited)*

	Security	% of Total Investments
1	Splunk, Inc.	5.47%
2	Crowdstrike Holdings, Inc. - Class A	4.66%
3	Akamai Technologies, Inc.	4.60%
4	Zscaler, Inc.	4.52%
5	Check Point Software Technologies, Ltd.	4.50%
6	Okta, Inc.	4.43%
7	Fortinet, Inc.	4.43%
8	VeriSign, Inc.	4.43%
9	Cloudflare, Inc. - Class A	4.40%
10	Booz Allen Hamilton Holdings Corp.	4.38%

Top Ten Holdings = 45.82% of Total Investments

*	Current Fund holdings may not be indicative of future Fund holdings.

ETFMG Prime Mobile Payments ETF

Growth of $10,000 (Unaudited)

Average Annual Returns Year Ended September 30, 2023	1 Year Return	5 Year Return	Since Inception (7/15/15)	Value of $10,000 (9/30/2023)
ETFMG Prime Mobile Payments ETF (NAV)	3.64%	-1.61%	5.80%	$15,893
ETFMG Prime Mobile Payments ETF (Market)	3.58%	-1.71%	5.76%	$15,833
S&P 500 Index	21.62%	9.92%	11.08%	$23,707
Prime Mobile Payments Index*	4.47%	-1.10%	6.38%	$16,618

*	The Fund’s benchmark before 8/1/17 was the ISE Mobile Payments Index. On 8/1/17, the Fund’s benchmark became the Prime Mobile Payments Index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on July 15, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

  ETFMG Prime Mobile Payments ETF

  Top Ten Holdings as of September 30, 2023 (Unaudited)*

	Security	% of Total Investments
1	MasterCard, Inc. - Class A	5.45%
2	American Express Co.	5.36%
3	Visa, Inc. - Class A	5.32%
4	PayPal Holdings, Inc.	5.31%
5	Fiserv, Inc.	5.28%
6	Fidelity National Information Services, Inc.	3.37%
7	Global Payments, Inc.	3.10%
8	Block, Inc.	2.72%
9	Adyen NV	2.64%
10	Discover Financial Services	2.62%

Top Ten Holdings= 41.17% of Total Investments

*	Current Fund holdings may not be indicative of future Fund holdings.

ETFMG Treatments, Testing and Advancements ETF

Growth of $10,000 (Unaudited)

Average Annual Returns Year Ended September 30, 2023	1 Year Return	Since Inception (6/17/2020)	Value of $10,000 (9/30/2023)
ETFMG Treatments, Testing and Advancements ETF (NAV)	-12.53%	-8.87%	$7,367
ETFMG Treatments, Testing and Advancements ETF (Market)	-12.73%	-8.92%	$7,354
S&P 500 Index	21.62%	11.97%	$14,503
Prime Treatments, Testing and Advancements Index NTR	-12.13%	-9.01%	$7,358

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on October 8, 2019, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

ETFMG Treatments, Testing and Advancements ETF

  Top Ten Holdings as of September 30, 2023 (Unaudited)*

	Security	% of Total Investments
1	Laboratory Corp. of America Holdings	4.96%
2	Quest Diagnostics, Inc.	4.76%
3	Moderna, Inc.	4.69%
4	BioNTech SE – ADR	4.62%
5	Alnylam Pharmaceuticals, Inc.	4.60%
6	Vaxcyte, Inc.	3.36%
7	Dynavax Technologies Corp.	3.29%
8	Zai Lab, Ltd. – ADR	3.27%
9	Immunocore Holdings PLC – ADR	3.16%
10	Bio-Rad Laboratories, Inc. - Class A	3.07%

Top Ten Holdings = 39.78% of Total Investments

*	Current Fund holdings may not be indicative of future Fund holdings.

ETFMG™ ETFs

Important Disclosures and Key Risk Factors

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility.

Past performance is not indicative of future return. A fund’s performance for very short time periods may not be indicative of future performance.

HACK

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Cyber Defense Index (the “Index”).

The fund is concentrated in technology-related companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Such companies may have limited product lines, markets, financial resources or personnel. The products of such companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates, competition for the services of qualified personnel, and competition from foreign competitors with lower production costs. Technology companies are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Funds are non-diversified, meaning they may concentrate its assets in fewer individual holdings than a diversified fund. Investments in smaller companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Diversification does not assure a profit or protect against a loss in a declining market. The Fund’s return may not match or achieve a high degree of correlation with the return of the Prime Cyber Defense Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund had sought to replicate the Prime Cyber Defense Index. The Prime Cyber Defense Index provides a benchmark for investors interested in tracking companies actively involved in providing cyber security technology and services. The Index uses a market capitalization weighted allocation across the infrastructure provider and service provider categorizations as well as an equal weighted allocation methodology for all components within each sector allocation. Index components are reviewed semi-annually for eligibility, and the weights are re-set accordingly. An investment cannot be made directly in an index.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

ETFMG™ ETFs

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

ETF Managers Group LLC is the investment adviser to the Fund.

Effective, August 14, 2023, the Fund is distributed by Foreside Fund Services LLC. ETF Managers Group LLC is a wholly owned subsidiary of Exchange Traded Managers Group LLC (collectively, “ETFMG”).

IPAY

The ETFMG Prime Mobile Payments ETF (the “Fund” or the “Mobile Payments ETF”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Mobile Payments Index (the “Index”).

Mobile Payment Companies face intense competition, both domestically and internationally, and are subject to increasing regulatory constraints, particularly with respect to fees, competition and antitrust matters, cybersecurity and privacy. Mobile Payment Companies may be highly dependent on their ability to enter into agreements with merchants and other third parties to utilize a particular payment method, system, software or service, and such agreements may be subject to increased regulatory scrutiny. Additionally, certain Mobile Payment Companies have recently faced increased costs related to class-action litigation challenging such agreements. Such factors may adversely affect the profitability and value of such companies. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Investments in smaller companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund’s return may not match or achieve a high degree of correlation with the return of the Prime Mobile Payments Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund had sought to replicate the Index. Diversification does not guarantee a profit, nor does it protect against a loss in a declining market.

The Prime Mobile Payments Index is designed to provide a benchmark for investors interested in tracking the mobile and electronic payments industry. The stocks are screened for liquidity and weighted according to a modified linear-based capitalization-weighted methodology. The Index generally is comprised of 25-40 securities. An investment cannot be made directly in an index.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

ETFMG™ ETFs

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

ETF Managers Group LLC is the investment adviser to the Fund.

Effective, August 14, 2023, the Fund is distributed by Foreside Fund Services LLC. ETF Managers Group LLC is a wholly owned subsidiary of Exchange Traded Managers Group LLC (collectively, “ETFMG”).

GERM

The ETFMG Treatments, Testing and Advancements ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Prime Treatments, Testing and Advancements Index (the “Index”). Vaccine development companies are involved in discovering, developing and commercializing novel drugs with significant market potential. These companies face challenges including preclinical testing and clinical trial stages of development. Clinical trials may be delayed, and certain programs may never advance in the clinic or may be more costly to conduct than anticipated.

Vaccine development requires companies to seek and secure significant funding. If there are delays in obtaining required regulatory and marketing approvals the ability of vaccine development companies to generate revenue will be materially impaired. If regulatory approval is obtained, products will still remain subject to regulatory scrutiny with regulatory authorities having the ability impose significant restrictions on the indicated uses or marketing. Lastly, even if a licensed product is achieved, vaccine development companies may encounter difficulties in manufacturing, product release, shelf life, testing, storage, supply chain management, or shipping.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

Effective, August 14, 2023, the Fund is distributed by Foreside Fund Services LLC. ETF Managers Group LLC is a wholly owned subsidiary of Exchange Traded Managers Group LLC (collectively, “ETFMG”).

ETFMG™ ETFs

PORTFOLIO ALLOCATIONS

As of September 30, 2023 (Unaudited)

	ETFMG Prime Cyber Security ETF	ETFMG Prime Mobile Payments ETF	ETFMG Treatments, Testing and Advancements ETF
As a percent of Net Assets:
Australia	—%	0.3%	—%
Bermuda	—	1.0	—
Brazil	—	1.5	—
Canada	1.0	1.3	4.0
Cayman Islands	0.0 *	5.2	4.2
Cyprus	—	0.0 *	—
Finland	0.1	—	—
France	—	1.8	0.8
Germany	0.1	—	5.9
Israel	7.4	—	—
Italy	—	1.8	—
Japan	1.0	3.4	0.8
Netherlands	—	3.0	3.7
Puerto Rico	—	1.5	—
Republic of Korea	—	3.4	—
United Kingdom	5.8	3.9	5.7
United States	83.8	71.0	74.2
Short-Term and other Net Assets (Liabilities)	0.8	0.9	0.7
	100.0%	100.0%	100.0%

*	Amount is less than 0.05%

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Cyber Security ETF

Schedule of Investments

September 30, 2023

	Shares	Value
COMMON STOCKS - 99.3%
Canada - 1.0%
Software - 1.0% (d)
BlackBerry, Ltd. (a)	3,038,250	$14,383,175

Cayman Islands - 0.0% (e)
Software - 0.0% (d)(e)
Arqit Quantum, Inc. (a)(b)	285,317	169,764

Finland - 0.1%
Software - 0.1% (d)
F-Secure Oyj	602,046	1,111,352
WithSecure Oyj (a)	597,785	649,704
Total Software		1,761,056

Germany - 0.1%
IT Services - 0.1%
Secunet Security Networks AG	8,478	1,801,637

Israel - 7.4%
Communications Equipment - 0.2%
Radware, Ltd. (a)	198,032	3,350,701
Software - 7.2% (d)
Check Point Software Technologies, Ltd. (a)	484,765	64,609,479
Cognyte Software, Ltd. (a)	364,107	1,751,355
CyberArk Software, Ltd. (a)	216,677	35,485,192
Total Software		101,846,026
Total Israel		105,196,727

Japan - 1.0%
Software - 1.0% (d)
Cyber Security Cloud, Inc. (a)	29,568	451,118
Digital Arts, Inc.	44,575	1,379,546
Trend Micro, Inc.	333,976	12,667,130
Total Software		14,497,794

United Kingdom - 5.8%
Aerospace & Defense - 5.1%
BAE Systems PLC	5,110,413	62,215,350
QinetiQ Group PLC	2,729,659	10,617,561
Total Aerospace & Defense		72,832,911
IT Services - 0.2%
NCC Group PLC	1,627,561	2,343,243
Software - 0.5% (d)
Darktrace PLC (a)	1,573,942	7,746,806
Total United Kingdom		82,922,960

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Cyber Security ETF

Schedule of Investments

September 30, 2023 (Continued)

	Shares	Value
United States - 83.8%
Aerospace & Defense - 2.1%
Parsons Corp. (a)	550,482	$29,918,697
Communications Equipment - 11.8%
Cisco Systems, Inc.	1,137,315	61,142,054
F5 Networks, Inc. (a)	312,317	50,326,761
Juniper Networks, Inc.	1,680,830	46,710,266
NetScout Systems, Inc. (a)	368,818	10,334,280
Total Communications Equipment		168,513,361
IT Services - 18.0%
Akamai Technologies, Inc. (a)	620,671	66,126,288
Cloudflare, Inc. - Class A (a)(b)	1,003,732	63,275,265
Okta, Inc. (a)	781,168	63,673,004
VeriSign, Inc. (a)	314,134	63,621,559
Total IT Services		256,696,116
Professional Services - 13.5%
Booz Allen Hamilton Holding Corp.	575,696	62,906,302
CACI International, Inc. - Class A (a)	118,822	37,301,791
Leidos Holdings, Inc.	668,931	61,648,681
Science Applications International Corp.	282,567	29,822,121
Total Professional Services		191,678,895
Software - 38.4% (d)
A10 Networks, Inc.	368,946	5,545,258
CommVault Systems, Inc. (a)	230,574	15,589,108
Crowdstrike Holdings, Inc. - Class A (a)	400,242	66,992,506
Everbridge, Inc. (a)	212,253	4,758,712
Fortinet, Inc. (a)	1,084,294	63,626,372
Gen Digital, Inc.	3,090,002	54,631,235
LiveRamp Holdings, Inc. (a)	341,197	9,840,122
N-able, Inc. (a)	327,792	4,228,517
OneSpan, Inc. (a)	191,289	2,056,357
Palo Alto Networks, Inc. (a)(b)	268,120	62,858,053
Qualys, Inc. (a)(b)	190,542	29,067,182
Rapid7, Inc. (a)(b)	317,759	14,547,007
SecureWorks Corp. - Class A (a)	56,806	352,765
SentinelOne, Inc. - Class A (a)(b)	1,243,536	20,966,017
SolarWinds Corp. (a)	228,106	2,153,321
Splunk, Inc. (a)	537,851	78,660,709
Telos Corp. (a)	270,147	645,651
Tenable Holdings, Inc. (a)	602,694	27,000,691
Varonis Systems, Inc. (a)(b)	568,898	17,374,145
ZeroFox Holdings, Inc. (a)	419,266	368,619
Zscaler, Inc. (a)	417,976	65,032,886
Total Software		546,295,233

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Cyber Security ETF

Schedule of Investments

September 30, 2023 (Continued)

	Shares	Value

Total United States		$1,193,102,302
TOTAL COMMON STOCKS (Cost $1,446,759,891)		1,413,835,415

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 1.1%
Mount Vernon Liquid Assets Portfolio, LLC, 5.50% (c)	15,230,863	15,230,863
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $15,230,863)		15,230,863
SHORT-TERM INVESTMENTS - 0.6%
Money Market Funds - 0.6%
First American Government Obligations Fund - Class X, 5.26% (c)	8,244,540	8,244,540
TOTAL SHORT-TERM INVESTMENTS
(Cost $8,244,540)		8,244,540

Total Investments (Cost $1,470,235,294) - 100.9%		1,437,310,818
Liabilities in Excess of Other Assets - (0.9)%		(13,518,367)
TOTAL NET ASSETS - 100.0%		$1,423,792,451

Percentages are stated as a percent of net assets.

PLC	Public Limited Company
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at September 30, 2023.
(c)	The rate shown is the annualized seven-day yield at period end.
(d)	As of September 30, 2023 the Fund had a significant portion of its assets in the Software Industry.
(e)	Amount is less than 0.05%

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Mobile Payments ETF

Schedule of Investments

September 30, 2023

	Shares	Value
COMMON STOCKS - 99.1%
Australia - 0.3%
Financial Services - 0.3% (d)
EML Payments, Ltd. (a)	1,424,610	$1,076,245

Bermuda - 1.0%
Electronic Equipment, Instruments & Components - 0.5%
PAX Global Technology, Ltd.	2,588,816	1,828,150
Financial Services - 0.5% (d)
Paysafe Ltd. (a)	149,622	1,793,968
Total Bermuda		3,622,118

Brazil - 1.5%
Financial Services - 1.5% (d)
Cielo SA	7,384,469	5,185,898

Canada - 1.3%
Financial Services - 1.3% (d)
Nuvei Corp. (a)(e)	314,289	4,713,467

Cayman Islands - 5.2%
Financial Services - 1.7% (d)
Dlocal, Ltd. (a)	310,687	5,955,870
Pagseguro Digital, Ltd. - Class A (a)	644,727	5,551,099
Stone Co., Ltd. - Class A (a)	490,956	5,238,501
Yeahka, Ltd. (a)	990,021	1,871,077
Total Financial Services		18,616,547

Cyprus - 0.0% (h)
Financial Services - 0.0% (d)(h)
QIWI PLC - ADR (a)(b)(f)(g)	235,051	—

France - 1.8%
Financial Services - 1.8% (d)
Worldline SA (a)(e)	228,215	6,430,121

Italy - 1.8%
Financial Services - 1.8% (d)
Nexi SpA (a)(e)	1,042,808	6,381,321

Japan - 3.4%
Consumer Finance - 1.5%
Jaccs Co., Ltd.	153,163	5,288,551
Financial Services - 1.9% (d)
GMO Financial Gate, Inc.	20,637	1,470,718

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Mobile Payments ETF

Schedule of Investments

September 30, 2023 (Continued)

	Shares	Value

GMO Payment Gateway, Inc.	99,066	$5,420,655
Total Financial Services		6,891,373
Total Japan		12,179,924

Netherlands - 3.0%
Financial Services - 3.0% (d)
Adyen NV (a)(e)	14,146	10,554,350

Puerto Rico - 1.5%
Financial Services - 1.5% (d)
EVERTEC, Inc.	143,660	5,341,279

Republic of Korea - 3.4%
Consumer Finance - 1.6%
Samsung Card Co., Ltd.	252,327	5,693,906
Financial Services - 1.8% (d)
Danal Co., Ltd. (a)	361,734	888,653
Kakaopay Corp. (a)	182,015	5,496,599
Total Financial Services		6,385,252
Total Republic of Korea		12,079,158

United Kingdom - 3.9%
Financial Services - 3.9% (d)
Network International Holdings PLC (a)(e)	1,159,525	5,520,335
PayPoint PLC	153,180	977,466
Wise PLC - Class A (a)	885,953	7,411,047
Total Financial Services		13,908,848

United States - 71.0%
Consumer Finance - 12.3%
American Express Co.	143,946	21,475,304
Bread Financial Holdings, Inc. (b)	146,616	5,014,267
Discover Financial Services	120,936	10,476,686
Green Dot Corp. - Class A (a)	131,842	1,836,559
PROG Holdings, Inc. (a)(b)	158,202	5,253,888
Total Consumer Finance		44,056,704
Financial Services - 55.7% (d)
Affirm Holdings, Inc. (a)(b)	319,206	6,789,512
Block, Inc. (a)	246,250	10,899,025
Boku, Inc. (a)(e)	100	178
Cantaloupe, Inc. (a)	135,577	847,356
Euronet Worldwide, Inc. (a)	70,393	5,587,796
Fidelity National Information Services, Inc.	244,443	13,510,365
Fiserv, Inc. (a)	187,344	21,162,378
FleetCor Technologies, Inc. (a)	37,766	9,643,170
Flywire Corp. (a)(b)	177,154	5,649,441

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Mobile Payments ETF

Schedule of Investments

September 30, 2023 (Continued)

	Shares	Value

Global Payments, Inc.	107,459	$12,399,694
I3 Verticals, Inc. - Class A (a)(b)	82,789	1,750,159
International Money Express, Inc. (a)	87,097	1,474,552
Jack Henry & Associates, Inc.	51,037	7,713,732
Marqeta, Inc. - Class A (a)	954,278	5,706,582
MasterCard, Inc. - Class A	55,113	21,819,788
Payoneer Global, Inc. (a)	904,264	5,534,096
PayPal Holdings, Inc. (a)	363,810	21,268,333
Remitly Global, Inc. (a)	246,781	6,223,817
Shift4 Payments, Inc. - Class A (a)(b)	109,761	6,077,467
Visa, Inc. - Class A (b)	92,567	21,291,336
Western Union Co.	503,995	6,642,654
WEX, Inc. (a)	36,784	6,918,703
Total Financial Services		198,910,134
Software - 3.0%
ACI Worldwide, Inc. (a)	234,980	5,301,149
NCR Corp. (a)	199,880	5,390,763
Total Software		10,691,912
Total United States		253,658,750
TOTAL COMMON STOCKS (Cost $510,778,554)		353,748,026

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 12.2%
Mount Vernon Liquid Assets Portfolio, LLC, 5.50% (c)	43,492,213	43,492,213
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $43,492,213)		43,492,213

SHORT-TERM INVESTMENTS - 0.9%
Money Market Funds - 0.9%
First American Government Obligations Fund - Class X 5.26% (c)	3,291,240	3,291,240
TOTAL SHORT-TERM INVESTMENTS (Cost $3,291,240)		3,291,240

Total Investments (Cost $557,562,007) - 112.2%		400,531,479
Liabilities in Excess of Other Assets - (12.2)%		(43,516,591)
TOTAL NET ASSETS - 100.0%		$357,014,888
Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at September 30, 2023.
(c)	The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Mobile Payments ETF

Schedule of Investments

September 30, 2023 (Continued)

(d)	As of September 30, 2023 the Fund had a significant portion of its assets in the Financial Services Industry.
(e)	Restricted security as defined in Rule 144(a) under the Securities Act of 1933. Resale to the public may require registration or may extend only to qualified institutional buyers. At September 30, 2023, the market value of these securities total $33,599,772, which represents 9.4% of total net assets.
(f)	Value determined using significant unobservable inputs. The value of this security totals $0, which represents 0.0% of total net assets. Classified as Level 3 in the fair value hierarchy.
(g)	This security has been deemed illiquid according to the Fund’s liquidity guidelines. The value of this security totals $0, which represents 0.0% of total net assets.
(h)	Amount is less than 0.05%.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Treatments, Testing and Advancements ETF

Schedule of Investments

September 30, 2023

	Shares	Value
COMMON STOCKS - 99.3%
Canada - 4.0%
Biotechnology - 1.0% (d)
Arbutus Biopharma Corp. (a)	48,158	$97,761
XBiotech, Inc. (a)	8,898	36,660
Total Biotechnology		134,421
Life Sciences Tools & Services - 3.0%
AbCellera Biologics, Inc. (a)(b)	88,944	409,142
Total Canada		543,563

Cayman Islands - 4.2%
Biotechnology - 4.2% (d)
Zai Lab, Ltd. - ADR (a)(b)	22,924	557,282

France - 0.8%
Pharmaceuticals - 0.8%
Sanofi - ADR	2,111	113,234

Germany - 5.9%
Biotechnology - 5.9% (d)
BioNTech SE - ADR (a)(b)	7,242	786,771

Japan - 0.8%
Pharmaceuticals - 0.8%
Takeda Pharmaceutical Co., Ltd. - ADR (b)	7,291	112,792

Netherlands - 3.7%
Biotechnology - 3.7% (d)
CureVac NV (a)(b)	64,666	441,669
InflaRx NV (a)(b)	17,697	52,737
Total Biotechnology		494,406

United Kingdom - 5.7%
Biotechnology - 4.0% (d)
Immunocore Holdings PLC - ADR (a)(b)	10,376	538,514
Pharmaceuticals - 1.7%
AstraZeneca PLC - ADR	1,656	112,144
GSK PLC - ADR	3,196	115,855
Total Pharmaceuticals		227,999
Total United Kingdom		766,513

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Treatments, Testing and Advancements ETF

Schedule of Investments

September 30, 2023 (Continued)

	Shares	Value
United States - 74.2%
Biotechnology - 39.0% (d)
AbbVie, Inc.	764	$113,882
Alnylam Pharmaceuticals, Inc. (a)	4,427	784,022
Altimmune, Inc. (a)	15,218	39,567
Arcturus Therapeutics Holdings, Inc. (a)(b)	7,683	196,301
BioCryst Pharmaceuticals, Inc. (a)(b)	53,424	378,242
CEL-SCI Corp. (a)(b)	13,651	17,064
Chimerix, Inc. (a)	25,586	24,557
Cue Biopharma, Inc. (a)	13,561	31,190
Dynavax Technologies Corp. (a)(b)	38,005	561,334
Emergent BioSolutions, Inc. (a)	14,964	50,878
Enanta Pharmaceuticals, Inc. (a)	6,299	70,360
Gilead Sciences, Inc.	1,468	110,012
Gritstone bio, Inc. (a)	27,622	47,510
HilleVax, Inc. (a)	11,531	155,092
Icosavax, Inc. (a)	14,549	112,755
ImmunityBio, Inc. (a)(b)	135,056	228,245
Inovio Pharmaceuticals, Inc. (a)(b)	77,447	30,127
Invivyd, Inc. (a)	31,702	53,893
Moderna, Inc. (a)	7,746	800,083
Novavax, Inc. (a)(b)	28,495	206,304
Ocugen, Inc. (a)	77,641	31,056
Regeneron Pharmaceuticals, Inc. (a)	136	111,923
Renovaro Biosciences, Inc. (a)	15,813	70,684
Vaxart, Inc. (a)(b)	42,955	32,388
Vaxcyte, Inc. (a)	11,246	573,321
Vaxxinity, Inc. - Class A (a)(b)	36,609	50,154
Vir Biotechnology, Inc. (a)	39,512	370,227
Total Biotechnology		5,251,171
Health Care Equipment & Supplies - 6.5%
Abbott Laboratories	1,091	105,663
Cue Health, Inc. (a)	36,227	16,023
Hologic, Inc. (a)	1,502	104,239
OraSure Technologies, Inc. (a)	22,551	133,727
QuidelOrtho Corp. (a)(b)	7,089	517,781
Total Health Care Equipment & Supplies		877,433
Health Care Providers & Services - 16.9%
Enzo Biochem, Inc. (a)	14,363	20,108
Fulgent Genetics, Inc. (a)	8,644	231,141
Laboratory Corp. of America Holdings	4,209	846,219
OPKO Health, Inc. (a)	226,949	363,118
Quest Diagnostics, Inc.	6,660	811,588
Total Health Care Providers & Services		2,272,174
Life Sciences Tools & Services - 5.6%
Adaptive Biotechnologies Corp. (a)(b)	42,149	229,712
Bio-Rad Laboratories, Inc. - Class A (a)	1,459	522,979
Gurnet Point Capital, LLC (e)(f)	16,557	1,325
Total Life Sciences Tools & Services		754,016

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Treatments, Testing and Advancements ETF

Schedule of Investments

September 30, 2023 (Continued)

	Shares	Value
Pharmaceuticals - 6.2%
AN2 Therapeutics, Inc. (a)(b)	8,266	$132,916
Atea Pharmaceuticals, Inc. (a)	23,802	71,406
CorMedix, Inc. (a)	15,830	58,571
Eli Lilly and Co.	203	109,037
Johnson & Johnson	694	108,091
Merck & Co., Inc.	1,030	106,039
Pfizer, Inc.	3,174	105,282
Scilex Holding Co. (a)(b)	22,277	31,187
SIGA Technologies, Inc.	20,531	107,788
Total Pharmaceuticals		830,317
Total United States		9,985,111
TOTAL COMMON STOCKS (Cost $27,859,120)		13,359,672
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 26.8%
Mount Vernon Liquid Assets Portfolio, LLC, 5.50% (c)	3,603,306	3,603,306
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $3,603,306)		3,603,306

SHORT-TERM INVESTMENTS - 0.6%
Money Market Funds - 0.6%
First American Government Obligations Fund - Class X, 5.26%	81,859	81,859
TOTAL SHORT-TERM INVESTMENTS (Cost $81,859)		81,859

Total Investments (Cost $31,544,285) - 126.7%		17,044,837
Liabilities in Excess of Other Assets - (26.7)%		(3,593,502)
TOTAL NET ASSETS - 100.0%		$13,451,335

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at September 30, 2023.
(c)	The rate shown is the annualized seven-day yield at period end.
(d)	As of September 30, 2023 the Fund had a significant portion of its assets in the Biotechnology Industry.
(e)	This security has been deemed illiquid according to the Fund’s liquidity guidelines. The value of this security totals $1,325, which represents 0.01% of total net assets.
(f)	Value determined using significant unobservable inputs. The value of this security totals $1,325, which represents 0.01% of total net assets. Classified as Level 3 in the fair value hierarchy.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2023

	ETFMG Prime Cyber Security ETF	ETFMG Prime Mobile Payments ETF	ETFMG Treatments, Testing and Advancements ETF
ASSETS
Investments in securities, at value*	$1,437,310,818	$400,531,479	$17,044,837
Foreign currency*	—	3,234	—
Receivables:
Dividends and interest receivable	—	195,927	9,352
Securities lending income receivable	12,509	10,761	8,289
Receivable for investments sold	2,462,558	—	—
Total Assets	1,439,785,885	400,741,401	17,062,478

LIABILITIES
Collateral received for securities loaned (Note 7)	15,230,863	43,492,213	3,603,306
Payables:
Dividends and interest payable	42,124	—	—
Management fees payable	720,447	234,300	7,837
Total Liabilities	15,993,434	43,726,513	3,611,143
Net Assets	$1,423,792,451	$357,014,888	$13,451,335

NET ASSETS CONSIST OF:
Paid-in Capital	$1,812,077,679	$787,343,873	$44,299,175
Total Distributable Earnings (Accumulated Losses)	(388,285,228)	(430,328,985)	(30,847,840)
Net Assets	$1,423,792,451	$357,014,888	$13,451,335

*Identified Cost:

Investments in securities	$1,470,235,294	$557,562,007	$31,544,285
Foreign currency	—	3,257	—

Shares Outstanding^	27,600,000	9,100,000	750,000

Net Asset Value, Offering and Redemption Price per Share	$51.59	$39.23	$17.94

^	No par value, unlimited number of shares authorized

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2023

	ETFMG Prime Cyber Security ETF	ETFMG Prime Mobile Payments ETF	ETFMG Treatments, Testing and Advancements ETF
INVESTMENT INCOME
Income:
Dividends from unaffiliated securities (net of foreign withholdings tax of $190,582, $101,769, $1,359)	$9,276,905	$2,082,295	$146,867
Dividends from affiliated securities	1,337,053	1,470,422	46,136
Interest	421,722	132,053	4,519
Securities lending income	362,448	41,594	111,585
Total Investment Income	11,398,128	3,726,364	309,107

Expenses:
Unitary fees	8,556,475	3,457,711	134,884
Total Expenses	8,556,475	3,457,711	134,884
Net Investment Income	2,841,653	268,653	174,223

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Unaffiliated Investments	(53,817,848)	(68,388,402)	(8,605,632)
Affiliated Investments	(1,164,772)	(1,403,005)	(31,349)
In-Kind redemptions	50,528,039	8,090,599	632,010
Foreign currency and foreign currency translation	50,455	(141,908)	—
Net Realized Loss on Investments and In-Kind redemptions	(4,404,126)	(61,842,716)	(8,004,971)
Net Change in Unrealized Appreciation (Depreciation) of:
Unaffiliated Investments	249,216,001	87,746,824	6,268,669
Affiliated Investments	1,470,402	1,739,017	42,100
Foreign currency and foreign currency translation	(3,805)	(179)	—
Net change in Unrealized Appreciation (Depreciation) of Investments	250,682,598	89,485,662	6,310,769
Net Realized and Unrealized Gain (Loss) on Investments	246,278,472	27,642,946	(1,694,202)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$249,120,125	$27,911,599	$(1,519,979)

The accompanying notes are an integral part of these financial statements.

ETFMG Prime Cyber Security ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2023	Year Ended September 30, 2022
OPERATIONS
Net investment income	$2,841,653	$2,217,325
Net realized (loss) gain on investments and In-Kind Redemptions	(4,404,126)	11,269,378
Net change in unrealized appreciation (depreciation) of investments and foreign currency and foreign currency translation	250,682,598	(627,655,319)
Net increase (decrease) in net assets resulting from operations	249,120,125	(614,168,616)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	(3,006,286)	(2,222,505)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares	(253,836,840)	(259,776,610)
Transaction Fees (See Note 1)	—	35,598
Net decrease in net assets from capital share transactions	(253,836,840)	(259,741,012)
Total decrease in net assets	(7,723,001)	(876,132,133)

NET ASSETS
Beginning of Year	1,431,515,452	2,307,647,585
End of Year	$1,423,792,451	$1,431,515,452

Summary of share transactions is as follows:

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Shares Sold	—	$—	15,400,000	$864,143,480
Transaction Fees (See Note 1)	—	—	—	35,598
Shares Redeemed	(5,400,000)	(253,836,840)	(20,250,000)	(1,123,920,090)
Net Transactions in Fund Shares	(5,400,000)	$(253,836,840)	(4,850,000)	$(259,741,012)
Beginning Shares	33,000,000		37,850,000
Ending Shares	27,600,000		33,000,000

The accompanying notes are an integral part of these financial statements.

ETFMG Prime Mobile Payments ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2023	Year Ended September 30, 2022
OPERATIONS
Net investment income (loss)	$268,653	$(719,090)
Net realized loss on investments and In-Kind Redemptions	(61,842,716)	(120,294,623)
Net change in unrealized appreciation (depreciation) of investments and foreign currency and foreign currency translation	89,485,662	(379,332,326)
Net increase (decrease) in net assets resulting from operations	27,911,599	(500,346,039)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares	(178,135,315)	(186,127,525)
Transaction Fees (See Note 1)	30,615	44,420
Net decrease in net assets from capital share transactions	(178,104,700)	(186,083,105)
Total decrease in net assets	(150,193,101)	(686,429,144)

NET ASSETS
Beginning of Year	507,207,989	1,193,637,133
End of Year	$357,014,888	$507,207,989

Summary of share transactions is as follows:

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Shares Sold	100,000	$4,069,200	2,100,000	$114,795,455
Transaction Fees (See Note 1)	—	30,615	—	44,420
Shares Redeemed	(4,400,000)	(182,204,515)	(6,300,000)	(300,922,980)
Net Transactions in Fund Shares	(4,300,000)	$(178,104,700)	(4,200,000)	$(186,083,105)
Beginning Shares	13,400,000		17,600,000
Ending Shares	9,100,000		13,400,000

The accompanying notes are an integral part of these financial statements.

ETFMG Treatments, Testing and Advancements ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2023	Year Ended September 30, 2022
OPERATIONS
Net investment income	$174,223	$137,898
Net realized loss on investments and In-Kind Redemptions	(8,004,971)	(5,036,064)
Net change in unrealized appreciation (depreciation) of investments and foreign currency and foreign currency translation	6,310,769	(22,089,191)
Net decrease in net assets resulting from operations	(1,519,979)	(26,987,357)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	(192,053)	(119,444)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares	(6,599,865)	(14,610,560)
Net decrease in net assets	(8,311,897)	(41,717,361)

NET ASSETS
Beginning of Year	21,763,232	63,480,593
End of Year$	$13,451,335	$21,763,232

Summary of share transactions is as follows:

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Shares Sold	—	$—	100,000	$2,739,590
Shares Redeemed	(300,000)	(6,599,865)	(600,000)	(17,350,150)
Net Transactions in Fund Shares	(300,000)	$(6,599,865)	(500,000)	$(14,610,560)
Beginning Shares	1,050,000		1,550,000
Ending Shares	750,000		1,050,000

The accompanying notes are an integral part of these financial statements.

ETFMG Prime Cyber Security ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year

	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net Asset Value, Beginning Year	$43.38	$60.97	$46.56	$37.46	$40.08
Income (Loss) from Investment Operations:
Net investment income [1]	0.09	0.06	0.20	0.64	0.07
Net realized and unrealized gain (loss) on investments	8.22	(17.59)	14.39	9.10	(2.64)
Total from investment operations	8.31	(17.53)	14.59	9.74	(2.57)
Less Distributions:
Distributions from net investment income	(0.10)	(0.06)	(0.18)	(0.64)	(0.05)
Total distributions	(0.10)	(0.06)	(0.18)	(0.64)	(0.05)
Net asset value, end year	$51.59	$43.38	$60.97	$46.56	$37.46
Total Return	19.18%	(28.77)%	31.34%	26.75%	(6.42)%

Ratios/Supplemental Data:
Net assets at end of year (000’s)	$1,423,792	$1,431,515	$2,307,648	$1,503,814	$1,427,200

Gross Expenses to Average Net Assets	0.60%	0.60%	0.60%	0.60%	0.60%
Net Investment Income to Average Net Assets	0.20%	0.11%	0.35%	1.50%	0.19%
Portfolio Turnover Rate	16%	51%	34%	33%	36%

[1]	Calculated based on average shares outstanding during the year.

The accompanying notes are an integral part of these financial statements.

ETFMG Prime Mobile Payments ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year

	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net Asset Value, Beginning Year	$37.85	$67.82	$54.30	$46.60	$42.86
Income (Loss) from Investment Operations:
Net investment income (loss) [1]	0.02	(0.04)	(0.13)	(0.04)	0.03
Net realized and unrealized gain (loss) on investments	1.36	(29.93)	13.65	7.75	3.93
Total from investment operations	1.38	(29.97)	13.52	7.71	3.96
Less Distributions:
Distributions from net investment income	—	—	—	(0.02)	(0.05)
Net realized gains	—	—	—	—	(0.18)
Total distributions	—	—	—	(0.02)	(0.23)
Capital Share Transactions:
Transaction fees added to paid-in capital	0.00 [2]	—	—	0.01	0.01
Net asset value, end year	$39.23	$37.85	$67.82	$54.30	$46.60
Total Return	3.64%	(44.18)%	24.91%	16.56%	9.49%

Ratios/Supplemental Data:
Net assets at end year (000’s)	$357,015	$507,208	$1,193,637	$798,142	$743,198

Gross Expenses to Average Net Assets	0.75%	0.75%	0.75%	0.75%	0.75%
Net Investment Income (Loss) to Average Net Assets	0.06%	(0.09)%	(0.20)%	(0.08)%	0.06%
Portfolio Turnover Rate	23%	35%	27%	19%	28%

[1]	Calculated based on average shares outstanding during the year.
[2]	Amount is less than $0.005

The accompanying notes are an integral part of these financial statements.

ETFMG Treatments, Testing and Advancements ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year/period

	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Period Ended September 30, 2020[1]
Net Asset Value, Beginning Year/Period	$20.73	$40.96	$27.71	$25.00
Income from Investment Operations:
Net investment income [2]	0.19	0.11	0.36	0.02
Net realized and unrealized gain (loss) on investments	(2.76)	(20.23)	13.28	2.69
Total from investment operations	(2.57)	(20.12)	13.64	2.71
Less Distributions:
Distributions from net investment income	(0.22)	(0.11)	(0.39)	—
Total distributions	(0.22)	(0.11)	(0.39)	—
Net asset at end of year/period	$17.94	$20.73	$40.96	$27.71
Total Return	(12.53)%	(49.14)%	49.43%[5]	10.82%[3]

Ratios/Supplemental Data:
Net assets at end of year/period (000’s)	$13,451	$21,763	$63,481	$54,030

Gross Expenses to Average Net Assets	0.68%	0.68%	0.68%	0.68%[4]
Net Investment Income to Average Net Assets
	0.88%	0.37%	0.98%	0.25%[4]
Portfolio Turnover Rate	55%	30%	39%	41%[3]

[1]	Commencement of operations on June 17, 2020.
[2]	Calculated based on average shares outstanding during the year/period.
[3]	Not annualized.
[4]	Annualized.
[5]	The returns reflect the actual performance for the period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The accompanying notes are an integral part of these financial statements.

ETFMG TM ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

NOTE 1 – ORGANIZATION

ETFMG Prime Cyber Security ETF (“HACK”), ETFMG Prime Mobile Payments ETF (“IPAY”), and ETFMG Treatments, Testing and Advancements ETF (“GERM”) (each a “Fund”, or collectively the “Funds”) are series of ETF Managers Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Funds’ shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”).

The following table is a summary of the Strategy Commencement Date and Strategy of the Funds:

Fund Ticker	Strategy Commencement Date	Strategy
ETFMG Prime Cyber Security ETF	8/1/2017	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield of the Prime Cyber Defense Index (“Prime Cyber Index”).
ETFMG Prime Mobile Payments ETF	8/1/2017	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Mobile Payments Index (“Prime Mobile Index”).
ETFMG Treatments, Testing and Advancements ETF	6/17/2020	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Treatments, Testing and Advancements Index.

The Funds each currently offer one class of shares, which have no front end sales load, no deferred sales charges, and no redemption fees. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of each Fund have equal rights and privileges.

Shares of the Funds are listed and traded on the NYSE Arca, Inc. Market prices for the shares may be different from their net asset value (“NAV”) . Each Fund issues and redeems shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified Index. Once created, shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Shares of a Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from a Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and may be subject to customary brokerage commissions or fees.

Authorized Participants transacting in Creation Units for cash may pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in Transaction Fees” in the Statements of Changes in Net Assets.

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The Funds may invest in certain other investment companies (underlying funds). For more information about the underlying Fund’s operations and policies, please refer to those Fund’s semiannual and annual reports, which are filed with the SEC.

A.	Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by ETF Managers Group, LLC (the “Adviser”), using procedures adopted by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2023, the ETFMG Prime Mobile Payments ETF and ETFMG Treatments, Testing and Advancements ETF each held one security that was fair valued by the Adviser.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ net assets as of September 30, 2023:

ETFMG Prime Cyber Security ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$1,413,835,415	$—	$—	$1,413,835,415
Short-Term Investments	8,244,540	—	—	8,244,540

Investments Purchased with Securities Lending Collateral*	—	—	—	15,230,863
Total Investments in Securities	$1,422,079,955	$—	$—	$1,437,310,818

ETFMG Prime Mobile Payments ETF

Assets^	Level 1	Level 2	Level 3		Total
Common Stocks	$353,748,026	$—	$—	(1)	$353,748,026
Short-Term Investments	3,291,240	—	—		3,291,240

Investments Purchased with Securities Lending Collateral*	—	—	—		43,492,213
Total Investments in Securities	$357,039,266	$—	$—		$400,531,479

ETFMG Treatments, Testing and Advancements ETF

Assets^	Level 1	Level 2	Level 3		Total
Common Stocks	$13,358,347	$—	$1,325	(2)	$13,359,672
Short-Term Investments	81,859	—	—		81,859
Investments Purchased with Securities Lending Collateral*	—	—	—		3,603,306
Total Investments in Securities	$13,440,206	$—	1,325		$17,044,837

(1)	Includes security valued at $0 with a cost of $2,636,627.
(2)	Includes security valued at $1,325 with a cost of $0.
^	See Schedule of Investments for classifications by country and industry.
*	Certain investments that are measured at fair value used the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedules of Investments.

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

B.	Federal Income Taxes. The Funds have each elected to be taxed as a “regulated investment company” and intend to distribute substantially all taxable income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.

To avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Each Fund has analyzed its tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Funds’ 2023 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, the State of New Jersey, and the State of Delaware; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of September 30, 2023, management has reviewed the tax positions for open periods (for Federal purposes, three years from the date of filing and for state purposes, generally a range of three to four years from the date of filing), as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements.

C.	Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains, from investments in foreign securities received by the Funds may be subject to income, withholding or other taxes imposed by foreign countries.

D.	Foreign Currency Translations and Transactions. The Funds may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

E.	Distributions to Shareholders. Distributions to shareholders from net investment income are generally declared and paid by each of the Funds on a quarterly basis. Distributions to shareholders from realized gains on securities for each Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

F.	Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

G.	Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. For Authorized Participants, the offering and redemption price per share for the Funds are equal to the Funds’ respective net asset value per share.

H.	Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

NOTE 3 – RISK FACTORS

Investing in the Funds may involve certain risks, as discussed in the Funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a Fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk. The Funds are not actively managed (“Index Funds”). Therefore, those Funds follow the securities included in its respective index during upturns as well as downturns. Because of their indexing strategies, the Index Funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the Index Funds’ expenses, the Index Funds’ performance may be below that of their respective index.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

Concentration Risk. To the extent that a Fund’s or an index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID -19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Funds and their investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect lobal, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under the circumstances, the Funds may have difficulty achieving their investment objectives which may adversely impact performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Funds’ Sponsor and third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. These factors can cause substantial market volatility. exchange trading suspensions and closures and can impact the ability of the Funds to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have significant impact on a Fund’s performance, resulting in losses to the Funds.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets.

On October 7, 2023, Hamas launched a significant attack on Israel from the Gaza Strip. The extent and duration of the Israel-Hamas war and any related economic and market impacts are impossible to predict but may be significant and may negatively impact Israel’s economy. The price and liquidity of investments may fluctuate widely as a result of these conflicts and related events. How long such conflicts and related events will last, and whether either may escalate further, cannot be predicted, however such conflicts may negatively impact issuers of securities in which the Fund(s) invests.

A complete description of the principal risks is included in each Fund’s prospectus under the heading “Principal Investment Risks.”

NOTE 4 – MANAGEMENT AND OTHER CONTRACTS

The Adviser serves as the investment advisor to the Funds. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Funds, and the Adviser, the Adviser provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is also responsible for arranging transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Funds to operate.

Under the Investment Advisory Agreement, the Adviser has overall responsibility for the general management and administration of the Funds and arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Funds to operate. The Funds unitary fees are accrued daily and paid monthly. The Adviser bears the costs of all advisory and non-advisory services required to operate the Funds, in exchange for a single unitary fee at the following annual rates:

ETFMG Prime Cyber Security ETF	0.60%
ETFMG Prime Mobile Payments ETF	0.75%
ETFMG Treatments, Testing and Advancements ETF	0.68%

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

Under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses of the Funds, except for: the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”). The Adviser has entered into an agreement with Foreside Fund Services LLC to serve as distributor to the Funds (the “Distributor”). The Distributor provides marketing support for the Funds, including distributing marketing materials related to the Funds. Level ETF Ventures, LLC (“Level”) serves as the index provider for HACK, IPAY, and GERM. Level is not affiliated with the Trust or the Adviser.

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (the “Administrator”) provides fund accounting, fund administration, and transfer agency services to the Funds. The Adviser compensates the Administrator for these services under an administration agreement between the two parties.

The Adviser pays each independent Trustee a quarterly fee for service to the Funds. Each Trustee is also reimbursed by the Adviser for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

NOTE 5 – DISTRIBUTION PLAN

The Funds have each adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to each Fund, with the amount of such compensation not to exceed an annual rate of 0.25% of each Fund’s average daily net assets. During the year ended September 30, 2023, the Funds did not incur any 12b-1 expenses.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, during the year ended September 30, 2023:

	Purchases	Sales
ETFMG Prime Cyber Security ETF	$240,485,622	$282,405,429
ETFMG Prime Mobile Payments ETF	114,447,829	164,340,457
ETFMG Treatments, Testing and Advancements ETF	11,291,447	12,534,115

The costs of purchases and sales of in-kind transactions associated with creations and redemptions during the year ended September 30, 2023:

	Purchases In- Kind	Sales In- Kind
ETFMG Prime Cyber Security ETF	$—	$251,820,376
ETFMG Prime Mobile Payments ETF	3,853,079	171,580,520
ETFMG Treatments, Testing and Advancements ETF	—	6,556,770

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all in-kind sales. Net capital gains or losses resulting from in-kind redemptions are excluded from the Funds’ determination of taxable gains and are not distributed to shareholders.

There were no purchases or sales of U.S. Government obligations during the year ended September 30, 2023.

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

NOTE 7 — SECURITIES LENDING

The Funds may lend up to 33 1⁄3% of the value of the securities in their portfolios to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (the “Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Funds receive compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss on the fair value of securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations, either directly on behalf of each Fund or through one or more joint accounts, money market funds, or short-term bond funds, including those advised by or affiliated with the Adviser; however, all such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. Other investment companies in which a Fund may invest cash collateral can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund, and which may be received in full or in part by the Adviser. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a Fund’s pro rata share of the fees and expenses incurred by other investment companies in which the Fund invests (as disclosed in the Prospectus, as applicable). The Funds could also experience delays in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

As of the year ended September 30, 2023, the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan Collateral Received

Fund	Values of Securities on Loan	Fund Collateral Received*
ETFMG Prime Cyber Security ETF	$14,816,823	$15,230,863
ETFMG Prime Mobile Payments ETF	42,484,453	43,492,213
ETFMG Treatments, Testing and Advancements ETF	3,525,295	3,603,306

*	The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, a money market fund with an overnight and continuous maturity.

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

NOTE 8 – FEDERAL INCOME TAXES

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2023 were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
ETFMG Prime Cyber Security ETF	$1,515,386,270	$165,686,349	$(243,761,801)	$(78,075,452)
ETFMG Prime Mobile Payments ETF	577,294,087	22,689,432	(199,452,040)	(176,762,608)
ETFMG Treatments, Testing and Advancements ETF	31,788,428	816,363	(15,559,954)	(14,743,591)

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses.

As of September 30, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings	Other Accumulated Loss	Total Accumulated Gain (Loss)
ETFMG Prime Cyber Security ETF	$51,555	$—	$51,555	$(310,261,331)	$(388,285,228)
ETFMG Prime Mobile Payments ETF	345,328	—	345,328	(253,911,705)	(430,328,985)
ETFMG Treatments, Testing and Advancements ETF	3,587	—	3,587	(16,107,836)	(30,847,840)

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses.

As of September 30, 2023, the Funds had accumulated capital loss carryovers of:

	Capital Loss Carryforward ST	Capital Loss Carryforward LT	Expires
ETFMG Prime Cyber Security ETF	$(173,594,335)	$(136,666,850)	Indefinite
ETFMG Prime Mobile Payments ETF	(82,730,261)	(171,177,318)	Indefinite
ETFMG Treatments, Testing and Advancements ETF	(5,093,526)	(11,014,310)	Indefinite

Under current tax law, capital and currency losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post-October capital and currency losses, which will be treated as arising on the first business day of the year ending September 30, 2023.

	Late Year Ordinary Loss	Post- October Capital Loss
ETFMG Prime Cyber Security ETF	$—	$—
ETFMG Prime Mobile Payments ETF	—	—
ETFMG Treatments, Testing and Advancements ETF	—	—

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2023, the following table shows the reclassifications made:

	Total Distributable Earnings/(Loss)	Paid-In Capital
ETFMG Prime Cyber Security ETF	$(45,048,100)	$45,048,100
ETFMG Prime Mobile Payments ETF	(1,774,347)	1,774,347
ETFMG Treatments, Testing and Advancements ETF	(482,132)	482,132

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

The tax charter of distributions paid during the year ended September 30, 2023, and the year ended September 30, 2022, were as follows:

	Year Ended September 30, 2023		Year Ended September 30, 2022
	From Ordinary Income	From Capital Gains	From Ordinary Income	From Capital Gains
ETFMG Prime Cyber Security ETF	$3,006,286	$—	$2,222,505	$—
ETFMG Prime Mobile Payments ETF	—	—	—	—
ETFMG Treatments, Testing and Advancements ETF	192,053	—	119,444	—

NOTE 9 – INVESTMENTS IN AFFILIATES

ETFMG Prime Cyber Security ETF

ETFMG Prime Cyber Security ETF owned the following company during the year ended September 30, 2023. ETFMG Sit Ultra Short ETF was deemed to be an affiliate of the Fund as defined by the 1940 Act during the year ended September 30, 2023. Transactions during the year in this security was as follows:

Security Name	Value at September 30, 2022	Purchases	Sales	Realized Gain (Loss)(1)	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value at September 30, 2023	Ending Shares
ETFMG Sit Ultra Short ETF * .	$40,863,750	—	$41,169,380	$(1,164,772)	1,470,402	—	—	—

ETFMG Prime Mobile Payments ETF

ETFMG Prime Mobile Payments ETF owned the following company during the year ended September 30, 2023. ETFMG Sit Ultra Short ETF was deemed to be an affiliate of the Fund as defined by the 1940 Act during the year ended September 30, 2023. Transactions during the year in this security was as follows:

Security Name	Value at September 30, 2022	Purchases	Sales	Realized Gain (Loss)(1)	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value at September 30, 2023	Ending Shares
ETFMG Sit Ultra Short ETF *	$43,267,500	$—	$43,603,512	$(1,403,005)	$1,739,017	$—	$—	—

ETFMG Treatments, Testing and Advancements ETF

ETFMG Treatments, Testing and Advancements ETF owned the following company during the year ended September 30, 2023. ETFMG Sit Ultra Short ETF was deemed to be an affiliate of the Fund as defined by the 1940 Act during the year ended September 30, 2023. Transactions during the year in this security was as follows:

Security Name	Value at September 30, 2022	Purchases	Sales	Realized Gain (Loss)(1)	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value at September 30, 2023	Ending Shares
ETFMG Sit Ultra Short ETF *	$1,201,875	$—	$1,212,626	$(31,349)	$42,100	$—	$—	—

*	No longer an affiliate as of September 30, 2023.
1	Realized Losses include transactions in affiliated investments and affiliated in-kind redemptions

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

NOTE 10 – LEGAL MATTERS

The Trust, the Adviser, and certain officers and affiliated persons of the Adviser (together with the Adviser, the “Adviser Defendants”) were named as defendants in an action filed December 21, 2021, in the Superior Court of New Jersey, Union County, captioned PureShares, LLC, d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. UNN-C-152-21 (the “NJ Action”). The NJ Action asserted breach of contract and other tort claims and sought damages in unspecified amounts and injunctive relief. On May 25, 2022, the court in the NJ Action dismissed with prejudice all claims asserted against the Trust, as well as all contract claims and all except one tort claim asserted against the Adviser Defendants. With respect to the tort claim asserted against the Adviser Defendants, the parties stipulated and agreed to dismiss that claim without prejudice in May 2023.

The Adviser and certain of its affiliates have entered into a settlement agreement with the Securities and Exchange Commission (“SEC”) regarding certain alleged conflicts of interest arising in connection with ETFMG Alternative Harvest ETF’s (MJ) participation in the securities lending program administered by its prior custodian. Without admitting or denying the SEC’s findings, the Adviser and its parent company agreed to censures, to a cease-and-desist order, and to pay, jointly and severally, a civil penalty of $4 million. The settlement resolves the SEC’s investigation of the Adviser and its affiliates.

As of September 30, 2023, there were no adjustments made to the accompanying financial statements based on the above legal matters.

NOTE 11 – SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The Board of the Trust has approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of the Target Funds into corresponding new funds (the “Acquiring Funds”), which is a newly created series of Amplify ETF Trust with similar investment objectives and the same fees and expenses as the corresponding Target Funds. The Reorganization is subject to certain conditions including approval by shareholders of the Target Funds. The following table shows shares of the Acquiring Funds that will be issued to shareholders of the corresponding Target Funds.

Target Fund	Acquiring Fund
ETFMG Prime Cyber Security ETF	Amplify Cybersecurity ETF
ETFMG Prime Mobile Payments ETF	Amplify Mobile Payments ETF
ETFMG Treatments, Testing and Advancements ETF	Amplify Treatments, Testing and
Advancements

The proxy solicitation materials were filed with the SEC on October 13, 2023. The Joint Special Meeting of Shareholders is to be held on December 28, 2023.

Other than as disclosed, there were no other subsequent events requiring recognition or disclosure through the date the financial statements were issued.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ETF Managers Trust

and the Shareholders of ETFMG Prime Cyber Security ETF, ETFMG Prime Mobile Payments ETF,

and ETFMG Treatments, Testing and Advancements ETF:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of ETFMG Prime Cyber Security ETF, ETFMG Prime Mobile Payments ETF, and

ETFMG Treatments, Testing and Advancements ETF (collectively the “Funds”) (certain of the

Funds comprising ETF Managers Trust) as of September 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods indicated therein, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2023, and the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/WithumSmith+Brown, PC

We have served as the auditor of one or more series of the Trust since 2013.

New York, New York

November 29, 2023

ETFMG™ ETFs

EXPENSE EXAMPLES

Six Months Ended September 30, 2023 (Unaudited)

As a shareholder of the Funds you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Fund Name	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Expenses Paid During the Period^	Annualized Expense Ratio During the Period April 1, 2023 to September 30, 2023
ETFMG Prime Cyber Security ETF
Actual	$1,000.00	$1,078.50	$3.13	0.60%
Hypothetical (5% annual)	1,000.00	1,022.06	3.04	0.60%
ETFMG Prime Mobile Payments ETF
Actual	1,000.00	939.50	3.65	0.75%
Hypothetical (5% annual)	1,000.00	1,021.31	3.80	0.75%
ETFMG Treatments, Testing and Advancements ETF
Actual	1,000.00	857.30	3.17	0.68%
Hypothetical (5% annual)	1,000.00	1,021.66	3.45	0.68%

^	The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365 (to reflect the one-half year period).

ETFMG™ ETFs

Board of Trustees

Set forth below are the names, birth years, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. The SAI includes additional information about Fund directors and is available, without charge, upon request by calling 1-844-ETF-MGRS (1-844-383-6477).

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee and Officers
Michael Minella (1971)	President (since 2023)	Senior Principal Consultant, ACA Group (since 2022); Vice President and Director, Fidelity Investments (2009-2022).	n/a	n/a
John A. Flanagan (1946)	Treasurer (since 2015)	President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Treasurer, ETF Managers Trust (since 2015); Chief Financial Officer, ETF Managers Capital, LLC (commodity pool operator) (since 2015).	n/a	Independent Trustee - Absolute Shares Trust (since 2014) (4 portfolios)
Kevin Hourihan (1978)	Chief Compliance Officer (since 2022)	Senior Principal Consultant, Fund Chief Compliance Officer, ACA Global, LLC (since 2022); Chief Compliance Officer, Ashmore Funds (2017 -2022); Chief Compliance Officer, Ashmore Investment Management (US) Corp (2014-2022); Chief Compliance Officer, Ashmore Equities Investment Management (2015- 2019).	n/a	n/a
Matthew J. Bromberg (1973)	Secretary (since 2023)

Chief Compliance Officer and Chief Compliance Officer of ETF Managers Group, LLC (since 2022); General Counsel and Secretary of Exchange Traded Managers Group LLC (since 2020);

ETF Managers Group LLC (since 2020); ETFMG Financial LLC (since 2020); ETF Managers Capital LLC (since 2020); Partner of Dorsey & Whitney LLP (law firm) (2019-2020); General Counsel of WBI Investments, Inc. (2016-2019); Millington Securities, Inc. (2016-2019).

			n/a	n/a

ETFMG™ ETFs

Board of Trustees (Continued)

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Terry Loebs (1963)	Chairman of the Board (since 2023)- Trustee (since 2014); Lead Independent Trustee (since 2020)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange- traded products firm) (2006- 2011).	12	None
Eric Wiegel (1960)	Trustee (since 2020)	Managing Partner, Global Focus Capital LLC (since 2013); Senior Portfolio Manager, Little Hourse Capital (2019-2021); Chief Investment Officer, Insight Financial Strategist LLC (2017- 2018).	12	None

ETFMG™ ETFs

SUPPLEMENTARY INFORMATION

September 30, 2023 (Unaudited)

NOTE 1 – FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available on the Fund’s website at www.etfmgfunds.com.

NOTE 2 – FEDERAL TAX INFORMATION

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended September 30, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	Qualified Dividend Income

ETFMG Prime Cyber Security ETF	100.00%
ETFMG Prime Mobile Payments ETF	0.00%
ETFMG Treatments, Testing and Advancements ETF	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2023 was as follows:

Fund Name	Dividends Received Deduction

ETFMG Prime Cyber Security ETF	100.00%
ETFMG Prime Mobile Payments ETF	0.00%
ETFMG Treatments, Testing and Advancements ETF	99.10%

Short Term Capital Gain

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for each Fund were as follows:

Fund Name	Short-Term Capital Gain

ETFMG Prime Cyber Security ETF	0.00%
ETFMG Prime Mobile Payments ETF	0.00%
ETFMG Treatments, Testing and Advancements ETF	0.00%

NOTE 3 – INFORMATION ABOUT PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available on the website of the SEC at www.sec.gov and the Funds’ website at www.etfmgfunds.com. Each Fund’s portfolio holdings are posted on their website at www.etfmgfunds.com daily.

ETFMG™ ETFs

ETF MANAGERS TRUST

Privacy Policy and Procedures

NOTE 4 – INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at (877) 756-7873, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at www.etfmgfunds.com.

Information regarding how the Funds voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at (877) 756-7873 or by accessing the SEC’s website at www.sec.gov.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and additional information can be found in the Fund’s prospectus, which may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477) or by visiting www.etfmgfunds.com. This report must be preceded or accompanied by a prospectus.

ETFMG™ ETFs

ETF MANAGERS TRUST

Privacy Policy and Procedures

ETF Managers Trust, (the “Trust”) has adopted the following privacy policies in order to safeguard the personal information of the Trust’s customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Trust officers are responsible or ensuring that the following policies and procedures are implemented:

1) The Trust is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations1. The Trust will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2) The Trust conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Trust. The Trust has no employees. It is anticipated that the trustees and officers of the Trust who are not employees of service providers of the Trust will not have access to customer records and information in the performance of their normal responsibilities for the Trust.

3)  The Trust may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

4) The Trust may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Trust will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Consistent with these policies, the Trust has adopted the following procedures:

1) The Trust will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2) The Trust will direct each of its Service Providers to adhere to the privacy policy of the Trust and to its privacy policies with respect to all customer information of the Trust and to take all actions reasonably necessary so that the Trust is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3) The Trust requires its Service Providers to provide periodic reports to the Trust’s Board of Trustees outlining their privacy policies and the implementation of such policies. Each Service Provider is required to promptly report to the Trust’s Board any material changes to its privacy policy before, or promptly after, the adoption of such changes.

(1)	Generally, the Funds have institutional clients which are not considered “customers” for purposes of regulation S-P.

Advisor

ETF Managers Group, LLC

350 Springfield Ave., Suite 200, Summit, NJ 07901

Distributor

Foreside Fund Services LLC

Three Canal Plaza, Suite 100, Portland, Maine 04101

Custodian

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services

615 East Michigan Street, Milwaukee, Wisconsin 53202

Securities Lending Agent

U.S. Bank, National Association

Securities Lending

800 Nicolet Mall

Minneapolis, MN 55402-7020

Independent Registered Public Accounting Firm

WithumSmith + Brown, PC

1411 Broadway, 9th Floor, New York, NY 10018

Legal Counsel

Sullivan & Worcester LLP

1666 K Street NW, Washington, DC 20006

Annual Report

September 30, 2023

BlueStar Israel Technology ETF

Ticker: ITEQ

The fund is a series of ETF Managers Trust.

BlueStar Israel Technology ETF

September 30, 2023

BlueStar Israel Technology ETF

Dear Shareholder,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in the BlueStar Israel Technology ETF (the “Fund”). The following information pertains to the fiscal period from October 1, 2022 to September 30, 2023 (the “Annual Period”).

Market Overview

General Overview

The U.S. economy performed better than expected despite persistent inflationary pressure, rising interest rates and geo-political conflict during the Annual Period.

Early in the Annual Period, inflation had risen sharply because of supply chain disruptions, high food and energy prices and the Russia-Ukraine war, reaching its peak level, just prior to the Annual Period, in September 2022. In the first quarter of 2023, U.S. equities managed to deliver gains, despite the significant volatility. The January rally, however, gave way to a February sell off as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the U.S. Federal Reserve’s (Fed) monetary policy would remain tight for the foreseeable future. One of the most significant impacts occurred in the banking sector in March 2023, when Silicon Valley Bank, Signature Bank, and First Republic Bank, among others, failed. In the same month, Swiss bank UBS agreed to buy Credit Suisse, considered vulnerable in the then current environment.

In the second quarter of 2023, the economy grew at an annualized rate of 2.1%, according to the third estimate from the U.S. Bureau of Economic Analysis, compared to 2.2% in the first quarter and in line with 2.1% in 2022 overall. Since then, price pressures have eased given normalization in supply chains, falling energy prices and aggressive measures by the Fed and other global central banks to tighten financial conditions and slow demand in their economies. Nevertheless, during the Annual Period inflation levels remained much higher than central banks’ target levels, with the Fed raising its target fed funds rate six times during the Annual Period, bringing it to a range of 5.25% to 5.50% as of July 2023. As of August 2023, the unemployment rate was 3.8%, near its pre-pandemic low, although monthly job growth continued to be moderate. In September 2023, the Fed’s policy committee voted to hold the rate steady.

As the U.S. Congress neared its September 30, 2023, deadline to approve federal funding, investor concerns about a potential government shutdown and the impact this could have on the U.S. economy increased. The shutdown, however, was averted because of a Continuing Resolution which temporarily kept the government open for forty-five more days. Despite higher rates and increased market volatility, U.S. stocks for the Annual Period had strong returns of 21.62%, as measured by the S&P 500 Index.

Israel-Hamas War

After the end of the Annual Period, on October 7, 2023, Hamas, a U.S. designated Foreign Terrorist Organization, attacked Israel, with Israel then declaring war on Hamas in the Gaza Strip. This conflict has stoked fears of instability in the Middle East and globally. Escalation or expansion of hostilities, interventions by other groups or nations could lead to increased instability and market volatility. The conflict may also have a material negative impact on, and creates meaningful risk of potential future impacts, on companies that have direct or indirect business operations, interests or investments in the Israel and the Middle East, or business relationships with companies that do, including Israeli technology companies, the stocks of which are held by the Fund.

These conditions have impacted the performance of the Fund during the Annual Period, among other factors, and the value of an investment in the Fund. We encourage you to talk with your financial advisor and visit etfmg.com for further insight into investing in today’s markets.

2

Performance Overview

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the BlueStar Israel Global Technology Index (the “Index”).

Over the Annual Period, the total return for the Fund was -6.12% while the total return for the Index was -5.68%. The difference was primarily attributable to Fund expenses that are not borne by the Index. The best performers in the Fund, on the basis of contribution to its return, were Camtek Ltd., Pagaya Technologies Ltd., Taboola.com Ltd., Cellebrite Di Ltd., and Perion Network Ltd., while the worst performers were Novocure Ltd., Innoviz Technologies Ltd., Oramed Pharmaceuticals Inc., Liveperson Inc., and Audiocodes Ltd.

At the end of the Annual Period, the Fund saw an approximate allocation of 67.57% to the Information Technology sector, 8.01% to Health Care and 7.94% to Industrials. The portfolio holdings of the Fund were exposed predominately to Israel at 52.51% and the United States at 46.46%, followed by the United Kingdom at 0.57%.

We continue to believe that Israeli companies play an essential role in the global high technology value chain. Most technology users, from online shoppers to Fortune 500 companies, use Israeli technology applications and solutions every day without ever being aware of it. From cybersecurity and defense to clean energy and agriculture, Israeli innovations power some of the biggest names in the technology industry today.

There is much ahead for Israeli Technology companies, and we are thankful you have joined us. You can find further details about ITEQ by visiting www.etfmg.com, or by calling 1-844-ETF-MGRS. (1-844-383-6477).

Sincerely,

John A. Flanagan

Principal Financial Officer

3

Average Annual Returns Year Ended September 30, 2023	1 Year Return	5 Year Return	Since Inception (11/2/2015)	Value of $10,000 (9/30/2023)
BlueStar Israel Technology ETF (NAV)	-6.12%	2.95%	6.79%	$16,822
BlueStar Israel Technology ETF (Market)	-5.78%	2.92%	6.78%	$16,805
S&P 500 Index	21.62%	9.92%	11.47%	$23,605
BlueStar Israel Global Technology IndexTM	-5.68%	3.54%	7.48%	$17,694

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on November 2, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

4

BlueStar Israel Technology ETF

  Top Ten Holdings as of September 30, 2023 (Unaudited)*

		% of Total
	Security	Investments
1	Check Point Software Technologies, Ltd.	7.58%	%
2	Amdocs, Ltd.	6.37%	%
3	CyberArk Software, Ltd.	6.02%	%
4	Nice, Ltd. – ADR	5.62%	%
5	Elbit Systems, Ltd.	4.24%	%
6	Wix.com, Ltd.	3.66%	%
7	Monday.com, Ltd.	3.63%	%
8	SolarEdge Technologies, Inc.	3.15%	%
9	SentinelOne, Inc. - Class A	3.03%	%
10	Ormat Technologies, Inc.	2.50%	%

 Top Ten Holdings = 45.80% of Total Investments

* Current Fund holdings may not be indicative of future Fund holdings.

5

BlueStar Israel Technology ETF

Important Disclosures and Key Risk Factors

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility.

Past performance is not indicative of future return. A fund’s performance for very short time periods may not be indicative of future performance.

ITEQ

The BlueStar Israel Technology ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the BlueStar Israel Global Technology Index (the “Index”).

The Fund invests in Israeli companies. Foreign investing involves special risks such as currency fluctuations and political uncertainty. Funds that invest in smaller companies may experience greater volatility. Funds that emphasize investments in technology generally will experience greater price volatility. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.

ETF shares are not individually redeemable, and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only, in blocks of 50,000 shares.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

Effective, August 14, 2023, the Fund is distributed by Foreside Fund Services LLC. ETF Managers Group LLC is a wholly owned subsidiary of Exchange Traded Managers Group LLC (collectively, “ETFMG”).

6

BlueStar Israel Technology ETF

PORTFOLIO ALLOCATIONS

As of September 30, 2023 (Unaudited)

BlueStar Israel Technology ETF
As a percent of Net Assets:
Cayman Islands	1.1%
Gibraltar	0.7
Guernsey	7.5
Israel	69.2
Jersey	0.8
Luxembourg	0.7
United States	19.5
Short-Term and other Net Assets (Liabilities)	0.5
100.0%

7

BlueStar Israel Technology ETF

Schedule of Investments

September 30, 2023

	Shares	Value
COMMON STOCKS - 99.5%
Cayman Islands - 1.1%
Software - 1.1% (d)
Sapiens International Corp. NV	35,343	$1,004,801

Gibraltar - 0.7%
Hotels, Restaurants & Leisure - 0.7%
888 Holdings PLC (a)	538,337	658,143

Guernsey - 7.5%
IT Services - 7.5%
Amdocs, Ltd.	78,977	6,672,766

Israel - 69.2%
Aerospace & Defense - 5.0%
Elbit Systems, Ltd. (b)	22,440	4,442,671
Communications Equipment - 1.7%
Gilat Satellite Networks, Ltd. (a)	86,476	556,041
Radware, Ltd. (a)	39,042	660,590
Silicom, Ltd. (a)	11,315	295,322
Total Communications Equipment		1,511,953
Electronic Equipment, Instruments & Components - 0.4%
Innoviz Technologies, Ltd. (a)(b)	180,512	351,998
Financial Services - 1.5%
Plus500, Ltd.	80,209	1,347,581
Health Care Equipment & Supplies - 3.6%
Alpha Tau Medical, Ltd. (a)(b)	35,577	134,837
Inmode, Ltd. (a)	77,444	2,358,945
Nano-X Imaging, Ltd. (a)(b)	61,170	401,275
Sisram Medical, Ltd. (e)	338,222	271,236
Total Health Care Equipment & Supplies		3,166,293
Household Durables - 0.6%
Maytronics, Ltd.	55,060	577,843
Independent Power and Renewable Electricity Producers - 2.5%
Energix-Renewable Energies, Ltd.	260,730	768,321
Enlight Renewable Energy, Ltd. (a)	90,254	1,421,607
Total Independent Power and Renewable Electricity Producers		2,189,928
Interactive Media & Services - 1.1%
Taboola.com, Ltd. (a)	266,958	1,011,771
IT Services - 6.4%
Formula Systems 1985, Ltd.	8,524	627,964
Matrix IT, Ltd.	33,827	691,741
One Software Technologies, Ltd.	40,097	504,695
Wix.com, Ltd. (a)	41,716	3,829,529
Total IT Services		5,653,929
Machinery - 0.9%
Kornit Digital, Ltd. (a)	39,997	756,343
Media - 2.0%
Perion Network, Ltd. (a)	49,672	1,521,453
Tremor International, Ltd. (a)	135,947	239,350
Total Media		1,760,803
Professional Services - 1.8%
Fiverr International, Ltd. (a)	36,289	887,992
Hilan, Ltd.	13,963	722,988
Total Professional Services		1,610,980

The accompanying notes are an integral part of these financial statements.

8

BlueStar Israel Technology ETF

Schedule of Investments

September 30, 2023 (Continued)

	Shares	Value
Semiconductors & Semiconductor Equipment - 7.3%
Camtek, Ltd. (a)	30,129	$1,875,832
Nova, Ltd. (a)	18,327	2,060,688
Tower Semiconductor, Ltd. (a)	104,576	2,568,386
Total Semiconductors & Semiconductor Equipment		6,504,906
Software - 32.4% (d)
Cellebrite DI, Ltd. (a)(b)	70,415	538,675
Check Point Software Technologies, Ltd. (a)	59,594	7,942,688
Cognyte Software, Ltd. (a)	93,301	448,778
CyberArk Software, Ltd. (a)	38,501	6,305,309
JFrog, Ltd. (a)	76,964	1,951,807
Magic Software Enterprises, Ltd.	28,861	326,647
Monday.com, Ltd. (a)(b)	23,883	3,802,651
Nice, Ltd. - ADR (a)(b)	34,608	5,883,360
Pagaya Technologies, Ltd. - Class A (a)(b)	355,238	561,276
Riskified, Ltd. (a)	112,751	505,124
WalkMe, Ltd. (a)	49,645	470,635
Total Software		28,736,950
Technology Hardware, Storage & Peripherals - 2.0%
Nano Dimension, Ltd. - ADR (a)(b)	317,298	863,051
Stratasys, Ltd. (a)(b)	65,891	896,776
Total Technology Hardware, Storage & Peripherals		1,759,827
Total Israel		61,383,776

Jersey - 0.8%
Health Care Equipment & Supplies - 0.8%
Novocure, Ltd. (a)	44,961	726,120

Luxembourg - 0.7%
Hotels, Restaurants & Leisure - 0.7%
NEOGAMES SA (a)	22,335	603,045

United States - 19.5%
Aerospace & Defense - 1.2%
Leonardo DRS, Inc. (a)(b)	61,937	1,034,348
Auto Components - 2.5%
Mobileye Global, Inc. - Class A (a)(b)	52,489	2,180,918
Biotechnology - 0.4%
Lineage Cell Therapeutics, Inc. (a)	307,593	362,959
Pluri, Inc. (a)	1	1
Total Biotechnology		362,960
Electronic Equipment, Instruments & Components - 0.6%
Vishay Precision Group, Inc. (a)	15,459	519,114
Entertainment - 0.9%
Playtika Holding Corp. (a)	86,117	829,307
Financial Services - 1.4%
Payoneer Global, Inc. (a)	206,258	1,262,299
Independent Power and Renewable - 2.9%
Ormat Technologies, Inc.	37,016	2,614,401
Insurance - 0.9%
Lemonade, Inc. (a)(b)	68,951	801,211

The accompanying notes are an integral part of these financial statements.

9

BlueStar Israel Technology ETF

Schedule of Investments

September 30, 2023 (Continued)

	Shares	Value
Pharmaceuticals - 0.3%
Oramed Pharmaceuticals, Inc. (a)(b)	98,571	$257,270
Semiconductors & Semiconductor Equipment - 4.3%
CEVA, Inc. (a)	24,630	477,576
SolarEdge Technologies, Inc. (a)(b)	25,456	3,296,806
Total Semiconductors & Semiconductor Equipment		3,774,382
Software - 4.1% (d)
LivePerson, Inc. (a)	115,898	450,843
SentinelOne, Inc. - Class A (a)(b)	188,224	3,173,457
Total Software		3,624,300
Total United States		17,260,510
TOTAL COMMON STOCKS (Cost $123,678,667)		88,309,161

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 18.2%
Mount Vernon Liquid Assets Portfolio, LLC, 5.50% (c)	16,123,144	16,123,144
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $16,123,144)		16,123,144

SHORT-TERM INVESTMENTS - 0.4%
Money Market Funds - 0.4%
First American Government Obligations Fund - Class X, 5.26% (c)	337,184	337,184
TOTAL SHORT-TERM INVESTMENTS (Cost $337,184)		337,184

Total Investments (Cost $140,138,995) - 118.1%		104,769,489
Liabilities in Excess of Other Assets - (18.1)%		(16,079,971)
TOTAL NET ASSETS - 100.0%		$88,689,518

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

PLC Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at September 30, 2023.
(c)	The rate shown is the annualized seven-day yield at period end.
(d)	As of September 30, 2023 the Fund had a significant portion of its assets in the Software Industry.
(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration to qualified institutional investors. At September 30, 2023, the market value of these securities total $16,123,144, which represents 0.3% of total net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

10

BlueStar Israel Technology ETF

STATEMENT OF ASSETS AND LIABILITIES

As of September 30, 2023

BlueStar
Israel
Technology
ETF
ASSETS
Investments in securities, at value*	$104,769,489
Foreign currency*	5,311
Receivables:
Dividends and interest receivable	79,932
Securities lending income receivable	14,674
Total Assets	104,869,406

LIABILITIES
Collateral received for securities loaned (Note 7)	16,123,144
Payables:
Unitary fees payable	56,744
Total Liabilities	16,179,888
Net Assets	$88,689,518

NET ASSETS CONSIST OF:
Paid-in capital	$156,312,646
Total distributable earnings (accumulated losses)	(67,623,128)
Net Assets	$88,689,518

*Identified Cost:
Investments in securities	$140,138,995
Foreign currency	5,307

Shares Outstanding^	2,150,000
Net Asset Value, Offering and Redemption Price per Share	$41.25

^	No par value, unlimited number of shares authorized

The accompanying notes are an integral part of these financial statements.

11

BlueStar Israel Technology ETF

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2023

BlueStar
Israel
Technology
ETF
INVESTMENT INCOME
Income:
Dividends from securities (net of foreign withholdings tax and issuance fees of $71,272)	$382,789
Interest	22,904
Securities lending income	393,777
Total Investment Income	799,470

Expenses:
Unitary Fees	794,780
Total Expenses	794,780
Net Investment Income	4,690

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	(11,773,638)
In-Kind redemptions	4,241,240
Foreign currency and foreign currency translation	(5,998)
Net Realized Loss on Investments and In-Kind Redemptions	(7,538,396)
Net Change in Unrealized Appreciation/Depreciation of:
Investments	2,306,167
Foreign currency and foreign currency translation	407
Net Change in Unrealized Appreciation/Depreciation of Investments	2,306,574
Net Realized and Unrealized Loss on Investments	(5,231,822)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,227,132)

The accompanying notes are an integral part of these financial statements.

12

BlueStar Israel Technology ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2023	2022
OPERATIONS
Net investment income (loss)	$4,690	$(144,422)
Net realized gain (loss) on investments and in-kind redemptions	(7,538,396)	8,803,413
Net change in unrealized appreciation/depreciation of investments	2,306,574	(69,063,455)
Net decrease in net assets resulting from operations	(5,227,132)	(60,404,464)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares	(22,526,210)	(14,825,280)
Net decrease in net assets	(27,753,342)	(75,229,744)

NET ASSETS
Beginning of Year	116,442,860	191,672,604
End of Year	$88,689,518	$116,442,860

Summary of share transactions is as follows:

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Shares Sold	50,000	$2,257,030	700,000	$42,311,335
Shares Redeemed	(550,000)	(24,783,240)	(950,000)	(57,136,615)
Net Transactions in Fund Shares	(500,000)	$(22,526,210)	(250,000)	$(14,825,280)

Beginning Shares	2,650,000			2,900,000
Ending Shares	2,150,000			2,650,000

The accompanying notes are an integral part of these financial statements.

13

BlueStar Israel Technology ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$43.94	$66.09	$55.57	$39.92	$36.03
Income (Loss) from Investment Operations:
Net investment income (loss)[1]	0.00 [2]	(0.05)	(0.01)	(0.06)	(0.04)
Net realized and unrealized gain (loss) on investments	(2.69)	(22.10)	10.97	15.71	4.03
Total from investment operations	(2.69)	(22.15)	10.96	15.65	3.99
Less Distributions:
Distributions from net investment income	—	—	(0.44)	—	(0.09)
Return of Capital	—	—	—	—	(0.01)
Total Distributions	—	—	(0.44)	—	(0.10)
Net asset value, end of year	$41.25	$43.94	$66.09	$55.57	$39.92
Total Return	(6.12)%	(33.52)%	19.76%	39.20%	11.17%

Ratios/Supplemental Data:
Net Assets at end of year (000’s)	$88,690	$116,443	$191,673	$127,802	$73,847
Expenses to Average Net Assets	0.75%	0.75%	0.75%	0.75%	0.75%
Net Investment Income (Loss) to Average Net Assets	0.00%[3]	(0.10)%	(0.02)%	(0.12)%	(0.12)%
Portfolio Turnover Rate	17%	25%	21%	19%	24%

[1]	Calculated based on average shares outstanding during the year. Amount is less than $0.005 per share.
[2]	Amount is less than 0.005%.
[3]	The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

14

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

NOTE 1 – ORGANIZATION

BlueStar Israel Technology ETF (the “Fund”) is a series of ETF Managers Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the BlueStar Israel Global Technology IndexTM (BIGITechTM‖ or the “Index”). The Fund commenced operations on November 2, 2015.

The Fund currently offers one class of shares, which has no front end sales load, no deferred sales charges, and no redemption fees. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. Market prices for the Shares may be different from their net asset value (“NAV”). The Fund issues and redeems Shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in the Index. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and may be subject to customary brokerage commissions or fees.

Authorized Participants transacting in Creation Units for cash may pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Transaction Fees” in the Statements of Changes in Net Assets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The Fund may invest in certain other investment companies (underlying funds). For more information about the underlying fund’s operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the SEC.

15

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2023 (Continued)

A.	Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by ETF Managers Group, LLC (the “Adviser”), using procedures adopted by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board. The use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated without regard to such considerations. As of September 30, 2023, the Fund did not hold any fair valued securities.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

16

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2023 (Continued)

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2023:

BlueStar Israel Technology ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$88,309,161	$—	$—	$88,309,161
Short-Term Investments	337,184	—	—	337,184
Investments Purchased with Securities Lending Collateral*	—	—	—	16,123,144
Total Investments in Securities	$88,646,345	$—	$—	$104,769,489

^	See Schedule of Investments for classifications by country and industry.

*	Certain investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

B.	Federal Income Taxes. The Fund has elected to be taxed as a ―regulated investment company‖ and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.

To avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is ―more likely than not‖ to be sustained assuming examination by tax authorities. The Fund has analyzed its tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2023 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, the State of New Jersey, and the State of Delaware; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of September 30, 2023, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, generally a range of three to four years from the date of filing) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

C.	Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains, from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries.

17

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2023 (Continued)

D.	Foreign Currency Translations and Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

E.	Distributions to Shareholders. Distributions to shareholders from net investment income, if any are generally declared and paid by the Fund on a quarterly basis. Net realized gains on securities of the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.	Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.	Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV share.

H.	Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 3 – RISK FACTORS

Investing in the BlueStar Israel Technology ETF may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk. The Fund is not actively managed. Therefore, the Fund follows the securities included in its respective index during upturns as well as downturns. Because of its indexing strategy, the Fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the Fund’s expenses, the Fund’s performance may be below that of its index.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

18

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2023 (Continued)

Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

Concentration Risk. To the extent that the Fund’s or its underlying index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID -19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objective which may adversely impact performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have significant impact on the Fund’s performance, resulting in losses to the Fund.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets.

On October 7, 2023, Hamas launched a significant attack on Israel from the Gaza Strip. The extent and duration of the Israel-Hamas war and any related economic and market impacts are impossible to predict but may be significant and may negatively impact Israel’s economy. The price and liquidity of investments may fluctuate widely as a result of these conflicts and related events. How long such conflicts and related events will last, and whether either may escalate further, cannot be predicted, however such conflicts may negatively impact issuers of securities in which the Fund(s) invests.

A complete description of the principal risks is included in the Fund’s prospectus under the heading “Principal Investment Risks.”

19

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2023 (Continued)

NOTE 4 – MANAGEMENT AND OTHER CONTRACTS

The Adviser serves as the investment advisor to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-today operations of the Fund, subject to the direction and control of the Board and the officers of the Trust.

Under the Investment Advisory Agreement with the Fund, the Adviser has overall responsibility for the general management and administration of the Fund and arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Fund to operate. The Adviser bears the costs of all advisory and non-advisory services required to operate the Fund, in exchange for a single unitary fee. For services provided the Fund pays the Adviser at an annual rate of 0.75% of the Fund’s average daily net assets. Under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”). The Adviser has entered into an agreement with Foreside Fund Services LLC, to serve as distributor to the Fund (the “Distributor”). The Distributor provides marketing support for the Fund, including distributing marketing materials related to the Fund.

The Adviser has entered into an Agreement with BlueStar Global Investors LLC (“BlueStar”), under which BlueStar agrees to sublicense the use of the Underlying Index from BlueStar Indexes for use by the Adviser and the Fund. BlueStar also provides marketing support for the Fund, including distributing marketing materials related to the Fund. BlueStar does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Fund. Additionally, BlueStar is not involved in the maintenance of the Underlying Index and does not otherwise act in the capacity of an index provider.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Administrator”), provides fund accounting, fund administration, and transfer agency services to the Fund. The Adviser compensates the Administrator for these services under an administration agreement between the two parties.

The Adviser pays each independent Trustee a quarterly fee for service to the Fund. Each Trustee is also reimbursed by the Adviser for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

NOTE 5 – DISTRIBUTION PLAN

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to the Fund, with the amount of such compensation not to exceed an annual rate of 0.25% of each Fund’s average daily net assets. For the year ended September 30, 2023, the Fund did not incur any 12b-1 expenses.

20

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2023 (Continued)

NOTE 6 - PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, for the year ended September 30, 2023:

	Purchases	Sales
BlueStar Israel Technology ETF	$19,673,873	$18,316,065

The costs of purchases and sales of in-kind transactions associated with creations and redemptions for the year ended September 30, 2023:

	Purchases In-	Sales In-
	Kind	Kind
BlueStar Israel Technology ETF	$2,241,381	$24,537,748

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. Net capital gains or losses resulting from in-kind redemptions are excluded from the determination of the Fund’s taxable gains and are not distributed to shareholders.

There were no purchases or sales of U.S. Government obligations for the year ended September 30, 2023.

NOTE 7 — SECURITIES LENDING

The Fund may lend up to 33 1/3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (“the Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Fund receives compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations, either directly on behalf of the Fund or through one or more joint accounts, money market funds, or short-term bond funds, including those advised by or affiliated with the Adviser; however, all such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. Other investment companies in which the Fund may invest cash collateral can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund, and which may be received in full or in part by the Adviser. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a fund’s pro rata share of the fees and expenses incurred by other investment companies in which the Fund invests (as disclosed in the Prospectus, as applicable). The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

21

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2023 (Continued)

As of September 30, 2023, the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan Collateral Received

Fund	Values of Securities on Loan	Fund Collateral Received*
BlueStar Israel Technology ETF	$15,842,979	$16,123,144

*	The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, an investment with an overnight and continuous maturity, as shown on the Schedule of Investments.

NOTE 8 – FEDERAL INCOME TAXES

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2023, the Fund’s most recent fiscal year end, were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BlueStar Israel Technology ETF	$145,037,652	$8,777,049	$(49,045,212)	$(40,268,163)

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings	Other Accumulated (Loss)	Total Accumulated Gain
BlueStar Israel Technology ETF	$—	$—	$—	$(27,354,965)	$(67,623,128)

As of September 30, 2023, the Fund’s most recent fiscal year end, the Fund had accumulated capital loss carryovers of:

	Capital Loss Carryover ST	Capital Loss Carryover LT	Expires
BlueStar Israel Technology ETF	$(12,110,864)	$(15,244,105)	Indefinite

Under current tax law, capital and currency losses realized after October 31 of a fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had deferred post-October capital and currency losses, which will be treated as arising on the first business day of the year ended September 30, 2023, the Fund’s most recent fiscal year end, as follows:

	Later Year Ordinary Loss	Post-October Loss
BlueStar Israel Technology ETF	None	None

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2023, the following table shows the reclassifications made:

	Total Distributable Earnings/(Loss)	Paid-In Capital
BlueStar Israel Technology ETF	$(3,534,977)	$3,534,977
22

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2023 (Continued)

The tax character of distributions paid by the Fund during the fiscal year ended September 30, 2023 and fiscal year ended September 30, 2022 are as follows:

	Year Ended September 30, 2023		Year Ended September 30, 2022
	From Ordinary Income	From Capital Gains	From Ordinary Income	From Capital Gains
BlueStar Israel Technology ETF	$—	$—	$—	$—

NOTE 9 – LEGAL MATTERS

The Trust, the Adviser, and certain officers and affiliated persons of the Adviser (together with the Adviser, the “Adviser Defendants”) were named as defendants in an action filed December 21, 2021, in the Superior Court of New Jersey, Union County, captioned PureShares, LLC, d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. UNN-C-152-21 (the “NJ Action”). The NJ Action asserted breach of contract and other tort claims and sought damages in unspecified amounts and injunctive relief. On May 25, 2022, the court in the NJ Action dismissed with prejudice all claims asserted against the Trust, as well as all contract claims and all except one tort claim asserted against the Adviser Defendants. With respect to the tort claim asserted against the Adviser Defendants, the parties stipulated and agreed to dismiss that claim without prejudice in May 2023.

The Adviser and certain of its affiliates have entered into a settlement agreement with the Securities and Exchange Commission (“SEC”) regarding certain alleged conflicts of interest arising in connection with ETFMG Alternative Harvest ETF’s (MJ) participation in the securities lending program administered by its prior custodian. Without admitting or denying the SEC’s findings, the Adviser and its parent company agreed to censures, to a cease-and-desist order, and to pay, jointly and severally, a civil penalty of $4 million. The settlement resolves the SEC’s investigation of the Adviser and its affiliates.

As of September 30, 2023, there were no adjustments made to the accompanying financial statements based on the above legal matters.

NOTE 10 – SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The Board of the Trust has approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of the Target Fund into corresponding new fund (the “Acquiring Fund”), which is a newly created series of Amplify ETF Trust with similar investment objectives and the same fees and expenses as the corresponding Target Fund. The Reorganization is subject to certain conditions including approval by shareholders of the Target Fund. The following table shows shares of the Acquiring Fund that will be issued to shareholders of the corresponding Target Fund.

Target Fund	Acquiring Fund
BlueStar Israel Technology ETF	Amplify BlueStar Israel Technology ETF

The proxy solicitation materials were filed with the SEC on October 13, 2023. The Joint Special Meeting of Shareholders is to be held on December 28, 2023.

Other than as disclosed, there were no other subsequent events requiring recognition or disclosure through the date the financial statements were issued.

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ETF Managers Trust

and the Shareholders of BlueStar Israel Technology ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlueStar Israel Technology ETF (the “Fund”) (a series of ETF Managers Trust) as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods indicated therein, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/WithumSmith+Brown, PC

We have served as the auditor of one or more series of the Trust since 2013.

New York, New York

November 29, 2023

24

BlueStar Israel Technology ETF

EXPENSE EXAMPLE

Period Ended September 30, 2023 (Unaudited)

As a shareholder of BlueStar Israel Technology ETF (the “Fund”) you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2023 to September 30, 2023).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled ―Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Fund Name	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Expenses Paid During the Period^	Annualized Expense Ratio During the Period April 1, 2023 to September 30, 2023
BlueStar Israel Technology ETF
Actual	$1,000.00	$892.90	$3.56	0.75%
Hypothetical (5% annual)	1,000.00	1,021.31	3.80	0.75%

^	The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365 (to reflect the one-half year period).
25

BlueStar Israel Technology ETF

SUPPLEMENTARY INFORMATION

September 30, 2023 (Unaudited)

NOTE 1 – FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available on the Fund’s website at www.etfmgfunds.com.

NOTE 2 – FEDERAL TAX INFORMATION

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended September 30, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	Qualified Dividend Income
Bluestar Israel Technology ETF	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2023 was as follows:

Fund Name	Dividends Received Deduction
Bluestar Israel Technology ETF	0.00%

Short Term Capital Gain

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the Fund was as follows:

Fund Name	Short-Term Capital Gain
Bluestar Israel Technology ETF	0.00%

NOTE 3 – INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. Once filed, the Fund ’s Part F of Form N-PORT is available without charge, upon request on the SEC’s website (www.sec.gov), the Fund’s website (www.etfmgfunds.com) and is available by calling (877) 756-7873. The Fund’s portfolio holdings are posted on the Fund’s website www.etfmgfunds.com daily.

NOTE 4 – INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at 1 -844-ETF-MGRS (1-844-383-6477), by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.etfmgfunds.com.

Information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at 1-844-ETF-MGRS (1-844-383-6477) or by accessing the SEC’s website at www.sec.gov.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and additional information can be found in the Fund’s prospectus, which may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477) or by visiting www.etfmgfunds.com. This report must be preceded or accompanied by a prospectus.

26

BlueStar Israel Technology ETF

Board of Trustees

Board of Trustees

Set forth below are the names, birth years, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. The SAI includes additional information about Fund directors and is available, without charge, upon request by calling 1-844-ETF-MGRS (1-844-383-6477).

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation (s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee and Officers
Michael Minella (1971)	President (since 2023)	Senior Principal Consultant, ACA Group (since 2022); Vice President and Director, Fidelity Investments (2009-2022).	n/a	n/a
John A. Flanagan (1946)	Treasurer (since 2015)	President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Treasurer, ETF Managers Trust (since 2015); Chief Financial Officer, ETF Managers Capital, LLC (commodity pool operator) (since 2015).	n/a	Independent Trustee - Absolute Shares Trust (since 2014) (6 portfolios)
Kevin Hourihan (1978)	Chief Compliance Officer (since 2022)	Senior Principal Consultant, Fund Chief Compliance Officer, ACA Global, LLC (since 2022); Chief Compliance Officer, Ashmore Funds (2017 -2022); Chief Compliance Officer, Ashmore Investment Management (US) Corp (2014-2022); Chief Compliance Officer, Ashmore Equities Investment Management (2015- 2019).	n/a	n/a
Matthew J. Bromberg (1973)	Secretary (since 2023)

Chief Compliance Officer and Chief Compliance Officer of ETF Managers Group, LLC (since 2022); General Counsel and Secretary of Exchange Traded Managers Group LLC (since 2020); ETF Managers Group LLC (since 2020); ETFMG Financial LLC (since 2020);

ETF Managers Capital LLC (since 2020); Partner of Dorsey & Whitney LLP (law firm) (2019-2020); General Counsel of WBI Investments, Inc. (2016-2019); Millington Securities, Inc. (2016-2019).

			n/a	n/a
27

BlueStar Israel Technology ETF

Board of Trustees (Continued)

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Terry Loebs (1963)	Chairman of the Board (since 2023); Trustee (since 2014); Lead Independent Trustee (since 2020)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange-traded products firm) (2006- 2011).	12	None
Eric Wiegel (1960)	Trustee (since 2020)	Managing Partner, Global Focus Capital LLC (since 2013); Senior Portfolio Manager, Little House Capital (2019-2021); Chief Investment Officer, Insight Financial Strategist LLC (2017- 2018).	12	None
28

BlueStar Israel Technology ETF

ETF MANAGERS TRUST

Privacy Policy and Procedures

ETF Managers Trust, (the “Trust”) has adopted the following privacy policies in order to safeguard the personal information of the Trust’s customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Trust officers are responsible for ensuring that the following policies and procedures are implemented:

1) The Trust is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations1. The Trust will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2) The Trust conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Trust. The Trust has no employees. It is anticipated that the trustees and officers of the Trust who are not employees of service providers of the Trust will not have access to customer records and information in the performance of their normal responsibilities for the Trust.

3)  The Trust may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

4) The Trust may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Trust will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Consistent with these policies, the Trust has adopted the following procedures:

1)  The Trust will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2) The Trust will direct each of its Service Providers to adhere to the privacy policy of the Trust and to its privacy policies with respect to all customer information of the Trust and to take all actions reasonably necessary so that the Trust is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3)  The Trust requires its Service Providers to provide periodic reports to the Trust’s Board of Trustees outlining their privacy policies and the implementation of such policies. Each Service Provider is required to promptly report to the Trust’s Board any material changes to its privacy policy before, or promptly after, the adoption of such changes.

(1)	Generally, the Funds have institutional clients which are not considered “customers” for purposes of regulation S-P.
29

Advisor

ETF Managers Group, LLC

350 Springfield Ave., Suite 200, Summit, NJ 07901

Distributor

Foreside Fund Services LLC

Three Canal Plaza, Suite 100, Portland, Maine 04101

Custodian

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services
615 East Michigan Street, Milwaukee, Wisconsin 53202

Securities Lending Agent

U.S. Bank, National Association

Securities Lending

800 Nicolet Mall

Minneapolis, MN 55402-7020

Independent Registered Public Accounting Firm

WithumSmith + Brown, PC

1411 Broadway, 9th Floor, New York, NY 10018

Legal Counsel

Sullivan & Worcester LLP

1666 K Street NW, Washington, DC 20006

30

ETFMG Alternative Harvest ETF

MJ

ETFMG U.S. Alternative Harvest ETF

MJUS

Annual Report

September 30, 2023

The funds are series of ETF Managers Trust.

ETFMG TM  ETFs

September 30, 2023

ETFMG TM  ETFs

Dear Shareholder,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in these ETFs. The following information pertains to the fiscal period from October 1, 2022 to September 30, 2023 (the “Annual Period”).

Market Overview

General Overview

The U.S. economy performed better than expected despite persistent inflationary pressure, rising interest rates and geo-political conflict during the Annual Period.

Early in the Annual Period, inflation had risen sharply because of supply chain disruptions, high food and energy prices and the Russia-Ukraine war, reaching its peak level, just prior to the Annual Period, in September 2022. In the first quarter of 2023, U.S. equities managed to deliver gains, despite the significant volatility. The January rally, however, gave way to a February sell off as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the U.S. Federal Reserve’s (Fed) monetary policy would remain tight for the foreseeable future. One of the most significant impacts occurred in the banking sector in March 2023, when Silicon Valley Bank, Signature Bank, and First Republic Bank, among others, failed. In the same month, Swiss bank UBS agreed to buy Credit Suisse, considered vulnerable in the then current environment.

In the second quarter of 2023, the economy grew at an annualized rate of 2.1%, according to the third estimate from the U.S. Bureau of Economic Analysis, compared to 2.2% in the first quarter and in line with 2.1% in 2022 overall. Since then, price pressures have eased given normalization in supply chains, falling energy prices and aggressive measures by the Fed and other global central banks to tighten financial conditions and slow demand in their economies. Nevertheless, during the Annual Period inflation levels remained much higher than central banks’ target levels, with the Fed raising its target fed funds rate six times during the Annual Period, bringing it to a range of 5.25% to 5.50% as of July 2023. As of August 2023, the unemployment rate was 3.8%, near its pre-pandemic low, although monthly job growth continued to be moderate. In September 2023, the Fed’s policy committee voted to hold the rate steady.

As the U.S. Congress neared its September 30, 2023, deadline to approve federal funding, investor concerns about a potential government shutdown and the impact this could have on the U.S. economy increased. The shutdown, however, was averted because of a Continuing Resolution which temporarily kept the government open for forty-five more days. Despite higher rates and increased market volatility, U.S. stocks for the Annual Period had strong returns of 21.62%, as measured by the S&P 500 Index.

Cannabis Related Business Overview

During the Annual Period stock prices of cannabis related businesses (CRBs), in particular, have been under significant pressure. Significant progress with respect to federal reform of cannabis laws has however, recently been made. Pursuant to the federal review that was commenced by President Biden in late 2022, both the Department of Health and Human Services and the Food and Drug Administration have recommended that cannabis be moved from Schedule I to Schedule III under the Controlled Substances Act. While rescheduling cannabis to Schedule III would not result in legalization at the federal level, there would be several potentially positive impacts relating to rescheduling, including allowing CRBs to take deductions under Internal Revenue Code Section which should materially improve the after-tax earnings of CRBs. Additionally, a bipartisan group of senators introduced the Secure and Fair Enforcement Regulation (“SAFER”) Banking Act. If passed by Congress, the bill would provide legal protection to banks and other financial institutions that offer services to state-legal CRBs. The bill was approved by the Senate Banking Committee in September 2023 and will now make its way to the Senate floor. Several previous versions of the SAFER Banking Act have been presented over the last several years; however, this is the first time the bill has received a yes vote by the Senate Banking Committee and made its way to the Senate floor. Although several hurdles remain, historical progress has been made with respect to federal reform which, if continued and successful, could provide a significant lift to the cannabis industry in 2024.

2

General market conditions together with conditions related to CRBs, have impacted the performance of the ETFs during the Annual Period, among other factors, and the value of an investment in the ETFs. We encourage you to talk with your financial advisor and visit etfmg.com for further insight into investing in today’s markets.

Performance Overview

During the Annual Period, the S&P 500, a broad measure of US listed companies, returned 21.62%. Below is a performance overview for each Fund for the same Annual Period.

ETFMG Alternative Harvest ETF (MJ)

Over the Annual Period, the total return for the ETFMG Alternative Harvest ETF (“MJ”), was - 18.67%, while the total return for the Prime Alternative Harvest Index (the “Index”) was -19.58%. The best performers in MJ, on the basis of contribution to return, were Glass House Brands Inc., Medicine Man Technologies Inc., High Tide Inc., Vector Group Ltd., and Scotts Miracle-Gro Co., while the worst performers were Incannex Healthcare Ltd., 22nd  Century Group Inc., Canopy Growth Corp., Auxly Cannabis Group Inc., and Intercure Ltd.

At the end of the Annual Period, MJ saw an approximate allocation of 65.7% to the Health Care sector, 9.28% to Real Estate and 7.98% to Financials. The portfolio holdings of MJ were exposed predominately to the United States at 58.08%, Canada at 36.23% and 1.75% to the Australia.

ETFMG U.S. Alternative Harvest ETF (MJUS)

The ETFMG U.S. Alternative Harvest ETF (“MJUS”), seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime U.S. Alternative Harvest Index (the “MJUS Index”).

Over the Annual Period, the total return for MJUS was -14.14%, while the total return for the MJUS Index was -15.68%. The best performers in MJUS, on the basis of contribution to return were, Glass House Brands Inc., Medicine Man Technologies Inc., Charlottes Web Holdings Inc., Terrascend Corp., and Green Thumb Industries Inc., while the worst performers were Bright Green Corp., 4Front Ventures Corp., Flora Growth Corp., Power REIT., and Ascend Wellness Holdings.

At the end of the Annual Period, MJUS saw an approximate allocation of 66.58% to Health Care, 20.32% to the Real Estate sector, 5.21% to Financials. The portfolio holdings of MJUS were primarily exposed to the United States at 93.31%, while 6.69% were exposed to Canada.

Swap Agreements:

During the Annual Period, MJUS invested in swap agreements in order to gain the desired exposure to the Index. These derivatives generally negatively impacted MJUS as a result of the financing rates associated with their use. MJUS entered into swap agreements with counterparties that the Adviser determined to be significant global financial institutions.

If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in MJUS may decline. MJUS has sought to mitigate this risk by generally requiring counterparties to post collateral for its benefit, marked to market daily, in an amount approximately equal to the amount the counterparty owed MJUS, subject to certain minimum thresholds.

We thank you for your interest in the ETFs. You can find further details about MJ and MJUS by visiting www.etfmg.com, or by calling 1-844-ETF-MGRS (1-844-383-6477).

Sincerely,

John A. Flanagan

Principal Financial Officer

3

ETFMG Alternative Harvest ETF

Growth of $10,000 (Unaudited)

Average Annual Returns Year Ended September 30, 2023	1 Year Return	5 Year Return	Inception (12/03/15)	Value of $10,000 (9/30/2023)
ETFMG Alternative Harvest ETF (NAV)	-18.67%	-35.77%	-17.96%	$2,123
ETFMG Alternative Harvest ETF(Market)	-17.79%	-35.83%	-18.32%	$2,051
S&P 500 Index	21.62%	9.92%	11.93%	$24,164
Prime Alternative Harvest Index*	-19.58%	-37.55%	-18.57%	$2,003

*	On December 26, 2017, the Fund’s investment objective and principal investment strategy were substantially revised; therefore, the performance and average annual total returns shown for periods prior to December 26, 2017 is likely to have differed had the Fund’s current investment strategy been in effect during those periods. The Fund’s prior investment objective sought to provide investment results that corresponded to the performance of the Solactive Latin America Real Estate Index, which tracked equities with primary listings in the Latin America region that derived most of their income from real estate and real estate services. The Fund began tracking the Prime Alternative Harvest Index on December 26, 2017.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on December 3, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

4

ETFMG Alternative Harvest ETF

  Top Ten Holdings as of September 30, 2023 (Unaudited)*

	Security	% of Total Investments
1	ETFMG U.S. Alternative Harvest ETF**	37.39%
2	SNDL, Inc.	6.00%
3	Canopy Growth Corp.	5.23%
4	Tilray Brands, Inc.	5.00%
5	Cronos Group, Inc.	4.89%
6	Aurora Cannabis, Inc.	2.50%
7	Chicago Atlantic Real Estate Finance, Inc.	2.44%
8	High Tide, Inc.	1.53%
9	WM Technology, Inc.	1.29%
10	Organigram Holdings, Inc.	1.04%

Top Ten Holdings= 67.31% of Total Investments

*	Current Fund holdings may not be indicative of future Fund holdings.
**	Affiliated security. Please refer to Note 9 of the Notes to Financial Statements.

5

ETFMG U.S. Alternative Harvest ETF

Growth of $10,000 (Unaudited)

Average Annual Returns Year Ended September 30, 2023	1 Year Return	Since Inception (5/12/2021)	Value of $10,000 (9/30/2023)
ETFMG U.S. Alternative Harvest ETF (NAV)	-14.14%	-50.61%	$1,857
ETFMG U.S. Alternative Harvest ETF (Market)	-14.23%	-50.70%	$1,850
S&P 500 Index	21.62%	3.91%	$10,959
Prime US Alternative Harvest Index NTR	-15.68%	-49.76%	$1,934

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on May 12, 2021, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

6

ETFMG U.S. Alternative Harvest ETF

Top Holdings as of September 30, 2023 (Unaudited)*

	Security	% of Total Investments
1	Innovative Industrial Properties, Inc.	10.96%
2	AFC Gamma, Inc.	6.00%
3	GrowGeneration Corp.	5.49%
4	WM Technology, Inc.	1.93%
5	Bright Green Corp.	0.64%

Top Holdings = 25.02% of Total Investments

*	Current Fund holdings may not be indicative of future Fund holdings.

7

ETFMG TM  ETFs

Important Disclosures and Key Risk Factors

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility.

Past performance is not indicative of future return. A fund’s performance for very short time periods may not be indicative of future performance.

MJ

The possession and use of marijuana, even for medical purposes, is illegal under federal and certain states’ laws, which may negatively impact the value of the Fund’s investments. Use of marijuana is regulated by both the federal government and state governments, and state and federal laws regarding marijuana often conflict. Even in those states in which the use of marijuana has been legalized, its possession and use remains a violation of federal law. Federal law criminalizing the use of marijuana pre-empts state laws that legalizes its use for medicinal and recreational purposes. Cannabis companies and pharmaceutical companies may never be able to legally produce and sell products in the United States or other national or local jurisdictions.

The Fund’s investments will be concentrated in an industry or group of industries to the extent that the Index is so concentrated. In such event, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. The consumer staples sector may be affected by the permissibility of using various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

ETF Managers Group LLC is the investment adviser to the Fund.

Effective, August 14, 2023, the Fund is distributed by Foreside Fund Services LLC. ETF Managers Group LLC is a wholly owned subsidiary of Exchange Traded Managers Group LLC (collectively, “ETFMG”).

8

ETFMG TM  ETFs

The Fund is intended to be made available only to U.S. residents. Under no circumstances is any information provided on this website intended for distribution to or use by, or to be an offer to sell to or solicitation of an offer to buy the Fund or any investment product or service of, any person or entity in any jurisdiction or country, other than the United States, where such distribution, use, offer or solicitation would subject the Fund or its affiliates to any registration requirement or be unlawful under the securities laws of that jurisdiction or country.

MJUS

The possession and use of marijuana, even for medical purposes, is illegal under federal and certain states’ laws, which may negatively impact the value of the Fund’s investments. Use of marijuana is regulated by both the federal government and state governments, and state and federal laws regarding marijuana often conflict. Even in those states in which the use of marijuana has been legalized, its possession and use remains a violation of federal law. Federal law criminalizing the use of marijuana pre-empts state laws that legalizes its use for medicinal and recreational purposes. Cannabis companies and pharmaceutical companies may never be able to legally produce and sell products in the United States or other national or local jurisdictions.

The Fund’s investments will be concentrated in an industry or group of industries to the extent that the Index is so concentrated. In such event, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. The consumer staples sector may be affected by the permissibility of using various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather- related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

The Fund is a recently organized, diversified management investment company with limited operating history. ETF Managers Group LLC is the investment adviser to the Fund. Effective, August 14, 2023, the Fund is distributed by Foreside Fund Services LLC. ETF Managers Group LLC is a wholly owned subsidiary of Exchange Traded Managers Group LLC (collectively, “ETFMG”).

The Fund is intended to be made available only to U.S. residents. Under no circumstances is any information provided on this website intended for distribution to or use by, or to be an offer to sell to or solicitation of an offer to buy the Fund or any investment product or service of, any person or entity in any jurisdiction or country, other than the United States, where such distribution, use, offer or solicitation would subject the Fund or its affiliates to any registration requirement or be unlawful under the securities laws of that jurisdiction or country.

9

ETFMG TM  ETFs

PORTFOLIO ALLOCATIONS

As of September 30, 2023 (Unaudited)

	ETFMG Alternative Harvest ETF	ETFMG U.S. Alternative Harvest ETF
As a percent of Net Assets:
Australia	0.8%	—%
Canada	30.2	—
Denmark	0.4	—
Ireland	0.4	—
Israel	0.4	—
Mexico	0.0 *	—
United Kingdom	0.7	—
United States	15.4	25.7
Exchange Traded Funds	51.2	—
Short-Term and other Net Assets (Liabilities)	0.5	74.3
	100.0%	100.0%

*	Amount is less than 0.05%.

10

ETFMG Alternative Harvest ETF

Schedule of Investments

September 30, 2023

	Shares	Value
COMMON STOCKS - 48.3%
Australia - 0.8%
Pharmaceuticals - 0.8% (f)
Incannex Healthcare, Ltd. (a)	50,278,688	$2,198,216

Canada - 30.2%
Food Products - 1.0%
Village Farms International, Inc. (a)(b)	3,254,293	2,595,299
Pharmaceuticals - 29.2% (f)
Aurora Cannabis, Inc. (a)(b)	15,194,101	8,888,549
Canopy Growth Corp. (a)(b)	23,742,313	18,585,483
Charlottes Web Holdings, Inc. (a)(b)	1,438,144	518,822
Cronos Group, Inc. (a)(b)	8,699,810	17,399,620
High Tide, Inc. (a)(b)(h)	2,962,828	5,453,392
Organigram Holdings, Inc. (a)(b)	2,804,716	3,702,225
SNDL, Inc. (a)(b)	11,231,825	21,340,469
Total Pharmaceuticals		75,888,560
Total Canada		78,483,859

Denmark - 0.4%
Tobacco - 0.4%
Scandinavian Tobacco Group AS (g)	58,993	898,971

Ireland - 0.4%
Pharmaceuticals - 0.4% (f)
Jazz Pharmaceuticals PLC (a)	7,866	1,018,175

Israel - 0.4%
Pharmaceuticals - 0.4% (f)
Intercure, Ltd. (a)(b)(h)	634,957	1,003,232

Mexico - 0.0% (d)
Construction & Engineering - 0.0% (d)
Empresas ICA SAB de CV (a)(c)(h)	155,893	—

United Kingdom - 0.7%
Tobacco - 0.7%
British American Tobacco PLC	31,117	978,387
Imperial Brands PLC	43,937	893,643
Total Tobacco		1,872,030

United States - 15.4%
Chemicals - 0.7%
Mativ Holdings, Inc.	56,897	811,351
Scotts Miracle-Gro Co. (b)	18,053	932,979
Total Chemicals		1,744,330
Machinery - 0.8%
Hydrofarm Holdings Group, Inc. (a)(b)	1,696,482	2,069,708
Pharmaceuticals - 6.8% (f)
Tilray Brands, Inc. (a)(b)	7,443,357	17,789,623
Real Estate Investment Trusts (REITs) - 3.8%
Chicago Atlantic Real Estate Finance, Inc. (b)	590,085	8,686,051
Innovative Industrial Properties, Inc. (b)	14,415	1,090,639
Total Real Estate Investment Trusts (REITs)		9,776,690

The accompanying notes are an integral part of these financial statements

11

ETFMG Alternative Harvest ETF

Schedule of Investments

September 30, 2023 (Continued)

	Shares	Value
Software - 1.8%
WM Technology, Inc. (a)(b)	3,470,998	$4,581,717
Tobacco - 1.5%
22nd Century Group, Inc. (a)(b)	326,151	318,910
Altria Group, Inc.	23,008	967,486
Philip Morris International, Inc.	10,465	968,850
Turning Point Brands, Inc.	40,091	925,701
Vector Group, Ltd.	77,860	828,430
Total Tobacco		4,009,377
Total United States		39,971,445
TOTAL COMMON STOCKS (Cost $303,125,651)		125,445,928

EXCHANGE TRADED FUNDS - 51.2%
ETFMG U.S. Alternative Harvest ETF (b)(f)	71,870,029	132,937,993
TOTAL EXCHANGE TRADED FUNDS (Cost $144,643,733)		132,937,993

INVESTMENTS PURCHASED WITH PROCEEDS FROM
SECURITIES LENDING COLLATERAL - 37.3%
Mount Vernon Liquid Assets Portfolio, LLC, 5.50% (e)	96,949,571	96,949,571
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $96,949,571)		96,949,571

SHORT-TERM INVESTMENTS - 0.1%
Money Market Funds - 0.1%
First American Government Obligations Fund - Class X, 5.26% (e)	233,833	233,833
TOTAL SHORT-TERM INVESTMENTS (Cost $233,833)		233,833

Total Investments (Cost $544,952,788) - 136.9%		355,567,325
Liabilities in Excess of Other Assets - (36.9)%		(95,887,301)
TOTAL NET ASSETS - 100.0%		$259,680,024

Percentages are stated as a percent of net assets.

PLC Public Limited Company

(a)	Non-income producing security.
(b)	This security or a portion of this security was out on loan at September 30, 2023.
(c)	Value determined using significant unobservable inputs. The value of these securities total $0, which represents 0.0% of total net assets. Classified as Level 3 in the fair value hierarchy.
(d)	Amount is less than 0.05%.
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	As of September 30, 2023, the Fund had a significant portion of its assets in the Pharmaceutical industry.
(g)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. This security may be resold in transitions exempt from registration to qualified institutional investors. At September 30, 2023, the market value of this security totals $898,971; which represents 0.4% of total net assets.
(h)	This security has been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities total $6,456,624, which represents 2.49% of total net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

12

ETFMG U.S. Alternative Harvest ETF

Schedule of Investments

September 30, 2023

	Shares	Value
COMMON STOCKS - 25.7%
United States - 25.7%
Pharmaceuticals - 0.7%
Bright Green Corp. (a)	2,266,223	$897,198
Real Estate Investment Trusts (REITs) - 17.4%
AFC Gamma, Inc. (b)	718,574	8,436,059
Innovative Industrial Properties, Inc. (b)	203,593	15,403,846
Total Real Estate Investment Trusts (REITs)		23,839,905
Software - 2.0%
WM Technology, Inc. (a)	2,057,606	2,716,040
Specialty Retail - 5.6%
GrowGeneration Corp. (a)	2,640,585	7,710,508
Total United States		35,163,651
TOTAL COMMON STOCKS (Cost $44,216,937)		35,163,651

INVESTMENTS PURCHASED WITH PROCEEDS FROM
SECURITIES LENDING COLLATERAL - 3.4%
Mount Vernon Liquid Assets Portfolio, LLC, 5.50% (c)	4,735,800	4,735,800
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $4,735,800)		4,735,800

SHORT-TERM INVESTMENTS - 73.4%
Money Market Funds - 10.2%
First American Government Obligations Fund - Class X, 5.26% (c)	13,977,274	13,977,274
U.S. Treasury Bills - 63.2% (d)
5.28%, 10/03/2023	2,722,000	2,721,223
5.35%, 11/02/2023	7,377,000	7,342,902
5.37%, 11/09/2023	5,767,000	5,734,388
5.36%, 11/24/2023	6,558,000	6,506,847
5.40%, 11/28/2023	2,796,000	2,772,395
5.39%, 11/30/2023	1,100,000	1,090,409
5.39%, 12/05/2023	15,619,000	15,471,772
5.39%, 12/07/2023	21,174,000	20,967,968
5.40%, 12/14/2023	5,992,000	5,927,550
5.42%, 12/28/2023	18,398,000	18,162,130
Total U.S. Treasury Bills		86,697,584
TOTAL SHORT-TERM INVESTMENTS (Cost $100,672,699)		100,674,858

Total Investments (Cost $149,625,436) - 102.5%		140,574,309
Liabilities in Excess of Other Assets - (2.5)%		(3,450,247)
TOTAL NET ASSETS - 100.0%		$137,124,062

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	This security or a portion of this security was out on loan at September 30, 2023.
(c)	The rate shown is the seven-day yield at September 30, 2023.
(d)	The rate shown is the effective yield at September 30, 2023.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

13

ETFMG U.S. Alternative Harvest ETF

Schedule of Total Return Swaps

September 30,2023

Long Total Return Equity Swaps*	Counterparty	Payment Frequency	Financing Rate	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)
Cannabist Co. Holdings	National Bank of Canada	Monthly	SOFRRATE Index + 1.50%	November 4, 2024	$7,160,342	$—
Cresco Labs	National Bank of Canada	Monthly	SOFRRATE Index + 1.50%	November 4, 2024	6,045,334	—
Curaleaf Holdings	National Bank of Canada	Monthly	SOFRRATE Index + 1.50%	November 4, 2024	16,391,794	—
Glass House Brands	National Bank of Canada	Monthly	SOFRRATE Index + 1.50%	November 4, 2024	1,777,412	—
Green Thumb Industries	National Bank of Canada	Monthly	SOFRRATE Index + 1.50%	November 4, 2024	25,115,476	—
Marimed	National Bank of Canada	Monthly	SOFRRATE Index + 1.50%	November 4, 2024	785,081	—
Planet 13 Holdings	National Bank of Canada	Monthly	SOFRRATE Index + 1.50%	November 4, 2024	1,346,342	—
Terrascend	National Bank of Canada	Monthly	SOFRRATE Index + 1.50%	November 4, 2024	12,838,455	—
Trulieve Cannabis	National Bank of Canada	Monthly	SOFRRATE Index + 1.50%	November 4, 2024	18,601,728	—
Verano Holdings - Class A	National Bank of Canada	Monthly	SOFRRATE Index + 1.50%	November 4, 2024	8,621,636	—
					$98,683,600	$—

*	Total return swaps are in a basket swap agreement.

The accompanying notes are an integral part of these financial statements.

14

ETFMG TM  ETFs

STATEMENTS OF ASSETS AND LIABILITIES

As of September 30, 2023

	ETFMG Alternative Harvest ETF	ETFMG U.S. Alternative Harvest ETF
ASSETS
Investments in unaffiliated securities, at value*	$222,629,332	$140,574,309
Investments in affiliated securities, at value*	132,937,993	—
Foreign currency*	955	591
Receivables:
Dividends and interest receivable	428,398	756,649
Securities lending income receivable	653,106	569
Receivable for open swap contracts	—	615,627
Total assets	356,649,784	141,947,745

LIABILITIES
Collateral received for securities loaned (Note 7) payables:	$96,949,571	$4,735,800
Management fees payable	85,438	87,883
Total liabilities	97,035,009	4,823,683
Net Assets	$259,614,775	$137,124,062

NET ASSETS CONSIST OF:
Paid-in Capital	$2,118,341,870	$163,972,082
Total Distributable Earnings (Accumulated Losses)	(1,858,727,095)	(26,848,020)
Net Assets	$259,614,775	$137,124,062

*Identified Cost:

Investments in unaffiliated securities	$400,309,055	$149,625,436
Investments in affiliated securities	144,643,733	—
Foreign currency	953	580

Shares Outstanding^	71,400,000	73,830,000

Net Asset Value, Offering and Redemption
Price per Share	$3.64	$1.86

^	No par value, unlimited number of shares authorized

The accompanying notes are an integral part of these financial statements.

15

ETFMG TM  ETFs

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2023

	ETFMG Alternative Harvest ETF	ETFMG U.S. Alternative Harvest ETF
INVESTMENT INCOME
Income:
Dividends from unaffiliated securities (net of foreign withholdings tax & issuance fees of $17,193 and $-)	$2,344,074	$2,939,406
Dividends from affiliated securities	1,017,209	—
Interest	176,778	3,230,241
Securities lending income	5,881,042	32,681
Total Investment Income	8,118,418	6,202,328

Expenses:
Unitary fees	2,106,003	827,565
Interest Expense	—	8,585
Total Expenses	2,106,003	836,150
Less waivers	(805,318)	—
Net Expenses	1,300,685	836,150
Net Investment Income	8,118,418	5,366,178

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND SWAP CONTRACTS
Net Realized Gain (Loss) on:
Unaffiliated Investments	(451,234,065)	(9,715,878)
Affiliated Investments	(27,006,742)	—
In-Kind redemptions	(108,000)	—
Foreign currency and foreign currency translation	(11,527)	(1,524)
Swap contracts	—	(5,854,648)
Net Realized Loss on Investments, Swap Contracts and In-Kind redemptions	(478,360,334)	(15,572,050)
Net Change in Unrealized Appreciation (Depreciation) of:
Unaffiliated Investments	395,831,561	(2,096,630)
Affiliated Investments	15,320,528	—
Foreign currency and foreign currency translation	1,902	11
Net change in Unrealized Appreciation (Depreciation) on Investments and Swap Contracts	411,153,991	(2,096,619)
Net Realized and Unrealized Loss on Investments and Swap Contracts	(67,206,343)	(17,668,669)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(59,087,925)	$(12,302,491)

The accompanying notes are an integral part of these financial statements.

16

ETFMG Alternative Harvest ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2023	Year Ended September 30, 2022
OPERATIONS
Net investment income	$8,118,418	$12,750,826
Net realized loss on investments and n-Kind redemptions	(478,360,334)	(422,246,484)
Net change in unrealized appreciation (depreciation) of investments and foreign currency and foreign currency translation	411,153,991	(276,724,561)
Net decrease in net assets resulting from operations	(59,087,925)	(686,220,219)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	(8,926,095)	(12,808,889)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares	2,899,060	(43,884,655)
Transaction Fees (See Note 1)	—	34,194
Net increase (decrease) in net assets from capital share transactions	2,899,060	(43,850,461)
Total decrease in net assets	(65,114,960)	(742,879,569)

NET ASSETS
Beginning of Year	324,729,735	1,067,609,304
End of Year	$259,614,775	$324,729,735

Summary of share transactions is as follows:

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Shares Sold	3,400,000	$13,603,540	10,700,000	$91,358,945
Transaction Fees (See Note 1)	—	—	—	34,194
Shares Redeemed	(2,250,000)	(10,704,480)	(14,600,000)	(135,243,600)
Net Transactions in Fund Shares	1,150,000	$2,899,060	(3,900,000)	$(43,850,461)
Beginning Shares	70,250,000		74,150,000
Ending Shares	71,400,000		70,250,000

The accompanying notes are an integral part of these financial statements.

17

ETFMG U.S. Alternative Harvest ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2023	Year Ended September 30, 2022
OPERATIONS
Net investment income	$5,366,178	$582,391
Net realized loss on investments, swap contracts and In-Kind redemptions	(15,572,050)	(23,603,615)
Net change in unrealized depreciation of investments and swap contracts	(2,096,619)	(6,749,745)
Net decrease in net assets resulting from operations	(12,302,491)	(29,770,969)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares	64,459,957	108,640,243
Total increase in net assets	52,157,466	78,869,274

NET ASSETS
Beginning of Year	84,966,596	6,097,322
End of Year	$137,124,062	$84,966,596

Summary of share transactions is as follows:

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Shares Sold	56,940,000	$100,679,726	38,920,000	$110,968,118
Shares Redeemed	(22,390,000)	(36,219,769)	(430,000)	(2,327,875)
Net Transactions in Fund Shares	34,550,000	$64,459,957	38,490,000	$108,640,243
Beginning Shares	39,280,000		790,000
Ending Shares	73,830,000		39,280,000

The accompanying notes are an integral part of these financial statements.

18

ETFMG Alternative Harvest ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Net Asset Value, Beginning Year	$4.62	$14.40	$10.37	$20.83	$39.74
Income (Loss) from Investment Operations:
Net investment income[1]	0.12	0.18	0.26	0.91	1.02
Net realized and unrealized gain (loss) on investments	(0.98)	(9.78)	4.01	(10.49)	(18.96)
Total from investment operations	(0.86)	(9.60)	4.27	(9.58)	(17.94)
Less Distributions:
Distributions from net investment income	(0.12)	(0.18)	(0.24)	(0.88)	(0.97)
Net realized gains	—	—	—	—	—
Total distributions	(0.12)	(0.18)	(0.24)	(0.88)	(0.97)
Net asset value, end year	$3.64	$4.62	$14.40	$10.37	$20.83
Total Return	(18.67)%	(67.06)%	40.90%	(46.83)%	(45.60)%

Ratios/Supplemental Data:
Net assets at end year (000’s)	$259,615	$324,730	$1,067,609	$495,971	$800,957

Expenses to Average Net Assets before waiver	0.75%	0.75%	0.75%	0.75%	0.75%
Expenses to Average Net Assets after waiver	0.46%	0.75%	0.75%	0.75%	0.75%
Net Investment Income to Average Net Assets	2.89%	1.95%	1.39%	6.27%	3.26%
Portfolio Turnover Rate	60%	74%	75%	46%	71%

[1]	Calculated based on average shares outstanding during the year.

The accompanying notes are an integral part of these financial statements.

19

ETFMG U.S. Alternative Harvest ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year/period

	Year Ended September 30, 2023	Year Ended September 30, 2022	Period Ended September 30, 2021[1]
Net Asset Value, Beginning Year/Period	$2.16	$7.72	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) [2]	0.08	0.13	(0.01)
Net realized and unrealized gain (loss) on investments	(0.38)	(5.69)	(2.27)
Total from investment operations	(0.30)	(5.56)	(2.28)
Net asset value, end year/period	$1.86	$2.16	$7.72
Total Return	(14.14)%	(71.97)%	(22.82)%[3]

Ratios/Supplemental Data:
Net assets at end of year/period (000’s)	$137,124	$84,967	$6,097

Gross Expenses to Average Net Assets	0.76%[5]	0.75%	0.75%[4]
Net Investment Income (Loss) to Average Net Assets	4.86%	4.45%	(0.38)%[4]
Portfolio Turnover Rate	55%	12%	16%[3]

[1]	The Fund commenced operations on May 12, 2021.
[2]	Calculated based on average shares outstanding during the year/period.
[3]	Not annualized.
[4]	Annualized.
[5]	Includes 0.01% of interest expense at September 30, 2023.

The accompanying notes are an integral part of these financial statements.

20

ETFMG TM  ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

NOTE 1 – ORGANIZATION

ETFMG Alternative Harvest ETF (“MJ”) and ETFMG U.S. Alternative Harvest ETF (“MJUS”) (each a “Fund”, or collectively the “Funds”) are series of ETF Managers Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Funds’ shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”).

The following table is a summary of the Strategy Commencement Date and Strategy of the Funds:

Fund Ticker	Strategy Commencement Date	Strategy
ETFMG Alternative Harvest ETF	12/3/2015	Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Prime Alternative Harvest Index (the “Index”).
ETFMG U.S. Alternative Harvest ETF	5/12/2021	Seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies that derive at least 50% of their net revenue from the “Cannabis Business” in the United States, and in derivatives that have economic characteristics similar to such securities.

The Funds may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve their investment objective.

The Funds each currently offer one class of shares, which have no front end sales load, no deferred sales charges, and no redemption fees. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of each Fund have equal rights and privileges.

Shares of the Funds are listed and traded on the NYSE Arca, Inc. Market prices for the shares may be different from their net asset value (“NAV”). Each Fund issues and redeems shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified Index. Once created, shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Shares of a Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from a Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and may be subject to customary brokerage commissions or fees.

21

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

Authorized Participants transacting in Creation Units for cash may pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in Transaction Fees” in the Statements of Changes in Net Assets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The Funds may invest in certain other investment companies (underlying funds). For more information about each underlying Fund’s operations and policies, please refer to those Fund’s semiannual and annual reports, which are filed with the SEC.

A.	Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by ETF Managers Group, LLC (the “Adviser”), using procedures adopted by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2023, the ETFMG Alternative Harvest ETF held one security that was fair valued by the Adviser.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

22

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table presents a summary of the Funds’ investments in securities and swap contracts at fair value, as of September 30, 2023:

ETFMG Alternative Harvest ETF Assets^	Level 1	Level 2	Level 3		Total
Common Stocks	$125,445,928	$—	$—	(1)	$125,445,928
Short-Term Investments	233,833	—	—		233,833
ETFMG U.S. Alternative Harvest ETF	132,937,993	—	—		132,937,993
Investments Purchased with Securities Lending Collateral*	—	—	—		96,949,571
Total Investments in Securities	$258,617,754	$—	$—		$355,567,325

ETFMG U.S. Alternative Harvest ETF Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$35,163,651	$—	$—	$35,163,651
Short-Term Investments	13,977,274	86,697,584	—	100,674,858
Investments Purchased with Securities Lending Collateral*	—	—	—	4,735,800
Total Investments in Securities	$49,140,925	$86,697,584	$—	$140,574,309

Swap Contracts**	Level 1	Level 2	Level 3	Total
Long Total Return Equity Swap Contracts	$—	$—	$—	$—
Total Swap Contracts	$—	$—	$—	$—

(1)	Includes a security valued at $0 with a cost of $0.
^	See Schedule of Investments for classifications by country and industry.
*	Certain investments that are measured at fair value used the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedules of Investments.
**	Swap contracts are derivative instruments, which are presented at the unrealized appreciation/depreciation on the instrument.

23

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

B.	Federal Income Taxes. The Funds have each elected to be taxed as a “regulated investment company” and intend to distribute substantially all taxable income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.

To avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Each Fund has analyzed its tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Funds’ 2023 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, the State of New Jersey, and the State of Delaware; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of September 30, 2023, the Funds’ most recent fiscal year end, management has reviewed the tax positions for open periods (for Federal purposes, three years from the date of filing and for state purposes, generally a range of three to four years from the date of filing), as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements.

C.	Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains, from investments in foreign securities received by the Funds may be subject to income, withholding or other taxes imposed by foreign countries.

D.	Foreign Currency Translations and Transactions. The Funds may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

24

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

E.	Distributions to Shareholders. Distributions to shareholders from net investment income are generally declared and paid by each of the Funds on a quarterly basis. Distributions to shareholders from realized gains on securities for each Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.	Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

G.	Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. For Authorized Participants, the offering and redemption price per share for the Funds are equal to the Funds’ respective net asset value per share.

H.	Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Derivatives

The Funds may enter into swap agreements; including interest rate, index, and total return swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the Fund.

The total return swap contracts are subject to master netting agreements, which are agreements between a Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund through a single payment, in the event of default or termination. Amounts presented on the schedule of total return swaps are gross settlement amounts.

The following table presents the Funds’ gross derivative assets and liabilities by counterparty and contract type, net of amounts available for offset under a master netting agreement and the related collateral received or pledged by the Funds as of September 30, 2023.

25

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

ETFMG U.S. Alternative Harvest ETF

Gross
Amounts
of
Recognized
Assets
		Presented			Gross Amounts not
		in the	Gross		offset in the Statements
		Statements	Amounts		of Assets & Liabilities
	Investment	of Assets &	Available	Net	Financial	Collateral	Net
Counterparty	Type	Liabilities	Offset	Amounts	Instruments	Received	Amount
National Bank of Canada	Total Return Swap Contracts	$615,627	$—	$615,627	$—	$—	$615,627

The average monthly notional amount of the swap contracts during the year ended September 30, 2023 for the Funds were:

ETFMG U.S. Alternative Harvest ETF Swap Contracts	$71,394,756

The following is a summary of the effect of swap contracts on the Funds’ Statements of Assets and Liabilities as of September 30, 2023:

	Assets	Liabilities	Net Unrealized Gain (Loss)
ETFMG U.S. Alternative Harvest ETF Swap Contracts	$615,627	$—	$—

 The following is a summary of the effect of swap contracts on the Funds’ Statements of Operations for the year ended September 30, 2023:

	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation
ETFMG U.S. Alternative Harvest ETF Swap Contracts	$(5,854,648)	$—

NOTE 3 – RISK FACTORS

Investing in the Funds may involve certain risks, as discussed in the Funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a Fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk. The Funds are not actively managed (“Index Funds”). Therefore, those Funds follow the securities included in its respective index during upturns as well as downturns. Because of their indexing strategies, the Index Funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the Index Funds’ expenses, the Index Funds’ performance may be below that of their respective index.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

Concentration Risk. To the extent that a Fund’s or an index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

26

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19),have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Funds and their investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect lobal, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under the circumstances, the Funds may have difficulty achieving their investment objectives which may adversely impact performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Funds’ Sponsor and third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. These factors can cause substantial market volatility. exchange trading suspensions and closures and can impact the ability of the Funds to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have significant impact on a Fund’s performance, resulting in losses to the Funds.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. A Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When a Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose a Fund to losses in excess of those amounts initially invested.

Daily Index Correlation/Tracking Risk. There is no guarantee that a Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, a Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, a Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that a Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under -exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect a Fund’s ability to adjust exposure to the required levels.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets.

27

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

On October 7, 2023, Hamas launched a significant attack on Israel from the Gaza Strip. The extent and duration of the Israel-Hamas war and any related economic and market impacts are impossible to predict but may be significant and may negatively impact Israel’s economy. The price and liquidity of investments may fluctuate widely as a result of these conflicts and related events. How long such conflicts and related events will last, and whether either may escalate further, cannot be predicted, however such conflicts may negatively impact issuers of securities in which the Fund(s) invests.

A complete description of the principal risks is included in each Fund’s prospectus under the heading “Principal Investment Risks.”

NOTE 4 – MANAGEMENT AND OTHER CONTRACTS

The Advisor serves as the investment advisor to the Funds. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Funds, and the Advisor, the Advisor provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Advisor is also responsible for arranging transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Funds to operate.

Under the Investment Advisory Agreement, the Advisor has overall responsibility for the general management and administration of the Funds and arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Funds to operate. The Funds unitary fees are accrued daily and paid monthly. The Advisor bears the costs of all advisory and non-advisory services required to operate the Funds, in exchange for a single unitary fee at the following annual rates:

ETFMG Alternative Harvest ETF	0.75%
ETFMG U.S. Alternative Harvest ETF	0.75%

The Advisor waives a portion of its unitary fee related to the ETFMG Alternative Harvest ETF investment in ETFMG U.S. Alternative Harvest ETF. During the year ended September 30, 2023, the Advisor waived ($870,567).

Under the Investment Advisory Agreement, the Advisor has agreed to pay all expenses of the Funds, except for: the fee paid to the Advisor pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”). The Advisor has entered into an agreement with Foreside Fund Services LLC to serve as distributor to the Funds (the “Distributor”). The Distributor provides marketing support for the Funds, including distributing marketing materials related to the Funds. Level ETF Ventures, LLC (“Level”) serves as the index provider for MJ and MJUS. Level is not affiliated with the Trust or the Advisor.

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (the “Administrator”) provides fund accounting, fund administration, and transfer agency services to the Funds. The Advisor compensates the Administrator for these services under an administration agreement between the two parties.

The Advisor pays each independent Trustee a quarterly fee for service to the Funds. Each Trustee is also reimbursed by the Advisor for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

NOTE 5 – DISTRIBUTION PLAN

The Funds have each adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to each Fund, with the amount of such compensation not to exceed an annual rate of 0.25% of each Fund’s average daily net assets. During the year ended September 30, 2023, the Funds did not incur any 12b-1 expenses.

28

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

NOTE 6 - PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, during the year ended September 30, 2023:

	Purchases	Sales
ETFMG Alternative Harvest ETF	$181,906,918	$209,460,910
ETFMG U.S. Alternative Harvest ETF	39,939,198	19,495,810

The costs of purchases and sales of in-kind transactions associated with creations and redemptions during the year ended September 30, 2023:

	Purchases In-Kind	Sales In-Kind
ETFMG Alternative Harvest ETF	$13,426,605	$10,526,571
ETFMG U.S. Alternative Harvest ETF	1,842,072	315,991

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all in-kind sales. Net capital gains or losses resulting from in-kind redemptions are excluded from the Funds’ determination of taxable gains and are not distributed to shareholders.

ETFMG U.S. Alternative Harvest ETF had purchases of $310,557,708 and $292,722,264 sales of U.S. Government obligations during the year ended September 30, 2023.

NOTE 7 — SECURITIES LENDING

The Funds may lend up to 33 1⁄3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (“the Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Funds receive compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations either directly on behalf of each Fund or through one or more joint accounts, money market funds, or short-term bond funds, including those advised by or affiliated with the Adviser; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. Other investment companies, in which a Fund may invest cash collateral, can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund, and which may be received in full or in part by the Adviser. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a fund’s pro rata share of the fees and expenses incurred by other investment companies in which the Fund invests (as disclosed in the Prospectus, as applicable). The Funds could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

29

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

As of the year ended September 30, 2023 the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan Collateral Received

Fund	Values of Securities on Loan	Fund Collateral Received*
ETFMG Alternative Harvest ETF	$81,686,104	$96,949,571
ETFMG U.S. Alternative Harvest ETF	4,766,178	4,735,800

*	The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, a money market fund with an overnight and continuous maturity.

NOTE 8 – FEDERAL INCOME TAXES

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2023 were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
ETFMG Alternative Harvest ETF	$694,010,638	$12,663,232	$(351,106,545)	$(338,443,313)
ETFMG U.S. Alternative Harvest ETF	151,373,072	768,943	(11,567,706)	(10,798,763)

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses.

As of September 30, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings	Other Accumulated Loss	Total Accumulated Gain (Loss)
ETFMG Alternative Harvest ETF	$1,560,377	$—	$1,560,377	$(1,521,778,910)	$(1,858,661,846)
ETFMG U.S. Alternative Harvest ETF	—	—	—	(16,049,257)	(26,848,020)

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses.

As of September 30, 2023, the Funds had accumulated capital loss carryovers of:

	Capital Loss Carryforward ST	Capital Loss Carryforward LT	Expires
ETFMG Alternative Harvest ETF	$(429,384,981)	$(1,092,392,312)	Indefinite
ETFMG U.S. Alternative Harvest ETF	(14,868,468)	(1,180,800)	Indefinite

Under current tax law, capital and currency losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post-October capital and currency losses, which will be treated as arising on the first business day of the year ending September 30, 2023.

	Late Year Ordinary Loss	Post-October Capital Loss
ETFMG Alternative Harvest ETF	$—	$—
ETFMG U.S. Alternative Harvest ETF	—	—

30

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2023, the following table shows the reclassifications made:

	Total Distributable Earnings/(Loss)	Paid-In Capital
ETFMG Alternative Harvest ETF	$15,616,605	$(15,616,605)
ETFMG U.S. Alternative Harvest ETF	14,527,357	(14,527,357)

The tax character of distributions paid during the years ended September 30, 2023 and September 30, 2022 were as follows:

	Year Ended September 30, 2023		Year Ended September 30, 2022
	From Ordinary Income	From Capital Gains	From Ordinary Income	From Capital Gains
ETFMG Alternative Harvest ETF	$8,926,095	—	$12,808,889	—
ETFMG U.S. Alternative Harvest ETF	—	—	—	—

NOTE 9 – INVESTMENTS IN AFFILIATES

ETFMG Alternative Harvest ETF

ETFMG Alternative Harvest ETF owned the following companies during the year ended September 30, 2023. ETFMG Sit Ultra Short ETF and ETFMG U.S. Alternative Harvest ETF were deemed to be affiliates of the Fund as defined by the 1940 Act during the year ended September 30, 2023. Transactions during the year in these securities were as follows:

Security Name	Value at September 30, 2022	Purchases	Sales	Realized Gain (Loss)(1)	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value at September 30, 2023	Ending Shares
ETFMG U.S. Alternative Harvest ETF *	$83,831,447	$96,753,464	$(35,728,757)	$(26,234,892)	$14,316,731	$—	$132,937,993	71,870,029
ETFMG Sit Ultra Short ETF	28,845,000	—	(29,076,947)	(771,850)	1,003,797	—	—	—

*	Affiliate as of September 30, 2023.
[1]	Realized Losses include transactions in affiliated investments and affiliated in-kind redemptions.

NOTE 10 – LEGAL MATTERS

The Trust, the Adviser, and certain officers and affiliated persons of the Adviser (together with the Adviser, the “Adviser Defendants”) were named as defendants in an action filed December 21, 2021, in the Superior Court of New Jersey, Union County, captioned PureShares, LLC, d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. UNN-C-152-21 (the “NJ Action”). The NJ Action asserted breach of contract and other tort claims and sought damages in unspecified amounts and injunctive relief. On May 25, 2022, the court in the NJ Action dismissed with prejudice all claims asserted against the Trust, as well as all contract claims and all except one tort claim asserted against the Adviser Defendants. With respect to the tort claim asserted against the Adviser Defendants, the parties stipulated and agreed to dismiss that claim without prejudice in May 2023.

The Adviser and certain of its affiliates have entered into a settlement agreement with the Securities and Exchange Commission (“SEC”) regarding certain alleged conflicts of interest arising in connection with ETFMG Alternative Harvest ETF’s (MJ) participation in the securities lending program administered by its prior custodian. Without admitting or denying the SEC’s findings, the Adviser and its parent company agreed to censures, to a cease-and-desist order, and to pay, jointly and severally, a civil penalty of $4 million. The settlement resolves the SEC’s investigation of the Adviser and its affiliates.

As of September 30, 2023, there were no adjustments made to the accompanying financial statements based on the above legal matters.

31

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

NOTE 11 – SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The Board of the Trust has approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of the Target Funds into corresponding new funds (the “Acquiring Funds”), which is a newly created series of Amplify ETF Trust with similar investment objectives and the same fees and expenses as the corresponding Target Funds. The Reorganization is subject to certain conditions including approval by shareholders of the Target Funds. The following table shows shares of the Acquiring Funds that will be issued to shareholders of the corresponding Target Funds.

Target Fund	Acquiring Fund
ETFMG Alternative Harvest ETF	Amplify Alternative Harvest ETF
ETFMG U.S. Alternative Harvest	Amplify U.S. Alternative Harvest ETF

The proxy solicitation materials were filed with the SEC on October 13, 2023. The Joint Special Meeting of Shareholders is to be held on December 28, 2023.

Other than as disclosed, there were no other subsequent events requiring recognition or disclosure through the date the financial statements were issued.

32

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ETF Managers Trust

and the Shareholders of ETFMG Alternative Harvest ETF and ETFMG U.S. Alternative Harvest ETF:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of ETFMG Alternative Harvest ETF and ETFMG U.S. Alterative Harvest ETF and the schedules of investments and total return swaps of ETFMG Alternative Harvest ETF and ETFMG U.S. Alterative Harvest ETF (collectively the “Funds”) (certain of the Funds comprising ETF Managers Trust), as of September 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended of ETFMG Alternative Harvest ETF and ETFMG U.S. Alternative Harvest ETF, the financial highlights for each of the periods indicated therein and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2023, and the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended of ETFMG Alternative Harvest ETF and ETFMG U.S. Alternative Harvest ETF, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/WithumSmith+Brown, PC

We have served as the auditor for one or more series of the Trust since 2013.

New York, New York

November 29, 2023

33

ETFMG TM ETFs

EXPENSE EXAMPLE

Six Months Ended September 30, 2023 (Unaudited)

As a shareholder of the Funds you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Fund Name	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Expenses Paid During the Period^	Annualized Expense Ratio During the Period April 1, 2023 to September 30, 2023
ETFMG Alternative Harvest ETF
Actual	$1,000.00	$1,057.60	$2.27	0.44%
Hypothetical (5% annual)	1,000.00	1,022.86	2.23	0.44%
ETFMG U.S. Alternative Harvest ETF
Actual	1,000.00	1,210.00	4.21	0.76%
Hypothetical (5% annual)	1,000.00	1,021.26	3.85	0.76%

^	The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365 (to reflect the one-half year period).

34

ETFMG TM ETFs

SUPPLEMENTARY INFORMATION

September 30, 2023 (Unaudited)

NOTE 1 – FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available on the Fund’s website at www.etfmgfunds.com.

NOTE 2 – FEDERAL TAX INFORMATION

Qualified Dividend Income/Dividends Received Deduction

For the most recent fiscal year ended September 30, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	Qualified Dividend Income
ETFMG Alternative Harvest ETF	20.60%
ETFMG U.S. Alternative Harvest ETF	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the most recent fiscal year ended September 30, 2023 was as follows:

Fund Name	Dividends Received Deduction
ETFMG Alternative Harvest ETF	13.28%
ETFMG U.S. Alternative Harvest ETF	0.00%

Short Term Capital Gain

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for each Fund were as follows:

Fund Name	Short-Term Capital Gain
ETFMG Alternative Harvest ETF	0.00%
ETFMG U.S. Alternative Harvest ETF	0.00%

During the year ended September 30, 2023, the Funds did not declare any long-term realized gains distributions.

35

ETFMG TM ETFs

SUPPLEMENTARY INFORMATION

September 30, 2023 (Unaudited)(Continued)

NOTE 3 – INFORMATION ABOUT PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available on the website of the SEC at www.sec.gov and the Funds’ website at www.etfmgfunds.com. Each Fund’s portfolio holdings are posted on their website at www.etfmgfunds.com daily.

NOTE 4 – INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at (877) 756-7873, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at www.etfmgfunds.com.

Information regarding how the Funds voted proxies relating to portfolio securities during the period ending December 31 is available by calling toll-free at (877) 756-7873 or by accessing the SEC’s website at www.sec.gov.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and additional information can be found in the Fund’s prospectus, which may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477) or by visiting www.etfmgfunds.com. This report must be preceded or accompanied by a prospectus.

36

ETFMG TM ETFs

Board of Trustees

Set forth below are the names, birth years, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. The SAI includes additional information about Fund directors and is available, without charge, upon request by calling 1-844-ETF-MGRS (1-844-383-6477).

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee and Officers
Michael Minella (1971)	President (since 2023)	Senior Principal Consultant, ACA Group (since 2022); Vice President and Director, Fidelity Investments (2009-2022).	n/a	n/a
John A. Flanagan (1946)	Treasurer (since 2015)	President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Treasurer, ETF Managers Trust (since 2015); Chief Financial Officer, ETF Managers Capital, LLC (commodity pool operator) (since 2015).	n/a	Independent Trustee - Absolute Shares Trust (since 2014) (6 portfolios)
Kevin Hourihan (1978)	Chief Compliance Officer (since 2022)	Senior Principal Consultant, Fund Chief Compliance Officer, ACA Global, LLC (since 2022); Chief Compliance Officer, Ashmore Funds (2017-2022); Chief Compliance Officer, Ashmore Investment Management (US) Corp (2014- 2022); Chief Compliance Officer, Ashmore Equities Investment Management (2015- 2019).	n/a	n/a
Matthew J. Bromberg (1973)	Secretary (since 2023)

Chief Compliance Officer and Chief Compliance Officer of ETF Managers Group, LLC (since 2022); General Counsel and Secretary of Exchange Traded Managers Group LLC (since 2020); ETF Managers Group LLC (since 2020);

ETFMG Financial LLC (since 2020); ETF Managers Capital LLC (since 2020); Partner of Dorsey & Whitney LLP (law firm) (2019- 2020); General Counsel of WBI Investments, Inc. (2016-2019); Millington Securities, Inc. (2016- 2019).

			n/a	n/a
37

ETFMG Alternative Harvest ETF

Board of Trustees (Continued)

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Terry Loebs (1963)	Chairman of the Board (since 2023); Trustee (since 2014); Lead Independent Trustee (since 2020)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange- traded products firm) (2006-2011).	12	None
Eric Wiegel (1960)	Trustee (since 2020)	Managing Partner, Global Focus Capital LLC (since 2013); Senior Portfolio Manager, Little House Capital (2019-2021); Chief Investment Officer, Insight Financial Strategist LLC (2017- 2018).	12	None
38

ETFMG TM ETFs

ETF MANAGERS TRUST

Privacy Policy and Procedures

ETF Managers Trust, (the “Trust”) has adopted the following privacy policies in order to safeguard the personal information of the Trust’s customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Trust officers are responsible for ensuring that the following policies and procedures are implemented:

1) The Trust is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations1. The Trust will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2) The Trust conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Trust. The Trust has no employees. It is anticipated that the trustees and officers of the Trust who are not employees of service providers of the Trust will not have access to customer records and information in the performance of their normal responsibilities for the Trust.

3)  The Trust may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

4) The Trust may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Trust will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Consistent with these policies, the Trust has adopted the following procedures:

1)  The Trust will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2) The Trust will direct each of its Service Providers to adhere to the privacy policy of the Trust and to its privacy policies with respect to all customer information of the Trust and to take all actions reasonably necessary so that the Trust is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3)  The Trust requires its Service Providers to provide periodic reports to the Trust’s Board of Trustees outlining their privacy policies and the implementation of such policies. Each Service Provider is required to promptly report to the Trust’s Board any material changes to its privacy policy before, or promptly after, the adoption of such changes.

(1)	Generally, the Funds have institutional clients which are not considered “customers” for purposes of regulation S-P.
39

Advisor

ETF Managers Group, LLC

350 Springfield Ave., Suite 200, Summit, NJ 07901

Distributor

Foreside Fund Services LLC

Three Canal Plaza, Suite 100, Portland, Maine 04101

Custodian

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services
615 East Michigan Street, Milwaukee, Wisconsin 53202

Securities Lending Agent

U.S. Bank, National Association

Securities Lending

800 Nicolet Mall

Minneapolis, MN 55402-7020

Independent Registered Public Accounting Firm

WithumSmith + Brown, PC

1411 Broadway, 9th Floor, New York, NY 10018

Legal Counsel

Sullivan & Worcester LLP

1666 K Street NW, Washington, DC 20006

40

ETFMG Prime Junior Silver Miners ETF

SILJ

Annual Report

September 30, 2023

The fund is a series of ETF Managers Trust.

ETFMG™ ETFs

September 30, 2023

ETFMG™ ETFs

Dear Shareholder,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in the ETFMG Prime Junior Silver ETF (the “Fund”). The following information pertains to the fiscal period from October 1, 2022 to September 30, 2023 (the “Annual Period”).

Market Overview

The U.S. economy performed better than expected despite persistent inflationary pressure, rising interest rates and geo-political conflict during the Annual Period.

Early in the Annual Period, inflation had risen sharply because of supply chain disruptions, high food and energy prices and the Russia-Ukraine war, reaching its peak level, just prior to the Annual Period, in September 2022. In the first quarter of 2023, U.S. equities managed to deliver gains, despite the significant volatility. The January rally, however, gave way to a February sell off as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the U.S. Federal Reserve’s (Fed) monetary policy would remain tight for the foreseeable future. One of the most significant impacts occurred in the banking sector in March 2023, when Silicon Valley Bank, Signature Bank, and First Republic Bank, among others, failed. In the same month, Swiss bank UBS agreed to buy Credit Suisse, considered vulnerable in the then current environment.

In the second quarter of 2023, the economy grew at an annualized rate of 2.1%, according to the third estimate from the U.S. Bureau of Economic Analysis, compared to 2.2% in the first quarter and in line with 2.1% in 2022 overall. Since then, price pressures have eased given normalization in supply chains, falling energy prices and aggressive measures by the Fed and other global central banks to tighten financial conditions and slow demand in their economies. Nevertheless, during the Annual Period inflation levels remained much higher than central banks’ target levels, with the Fed raising its target fed funds rate six times during the Annual Period, bringing it to a range of 5.25% to 5.50% as of July 2023. As of August 2023, the unemployment rate was 3.8%, near its pre-pandemic low, although monthly job growth continued to be moderate. In September 2023, the Fed’s policy committee voted to hold the rate steady.

As the U.S. Congress neared its September 30, 2023, deadline to approve federal funding, investor concerns about a potential government shutdown and the impact this could have on the U.S. economy increased. The shutdown, however, was averted because of a Continuing Resolution which temporarily kept the government open for forty-five more days. Despite higher rates and increased market volatility, U.S. stocks for the Annual Period had strong returns of 21.62%, as measured by the S&P 500 Index.

These conditions have impacted the performance of the Fund during the Annual Period, among other factors, and the value of an investment in the Fund. We encourage you to talk with your financial advisor and visit etfmg.com for further insight into investing in today’s markets.

Performance Overview

The ETFMG Prime Junior Silver ETF (SILJ) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Prime Junior Silver Miners & Explorers Index (the “Index”).

Over the Annual Period, the total return for the Fund was -7.23%, while the total return for the Index, which does not incur Fund expenses, was -6.45%. The best performers in the Fund on the basis of contribution to return were McEwen Mining Inc., Sabina Gold & Silver Corp., Gatos Silver Inc., Capstone Copper Corp., and Harmony Gold Mining, while the worst performers in the Fund on the basis of contribution to return were Golden Minerals Co., Gold Resource Corp., Bear Creek Mining Corp., Canada Silver Cobalt Works, and Excellon Resources Inc.

At the end of the Annual Period, the Fund saw an approximate allocation of 99.17% to Materials. The Fund was exposed predominately to Canada 73.48%, 11.59% to United States and 3.89% to South Africa.

You can find further details about SILJ by visiting www.etfmg.com, or by calling 1- 844-ETF-MGRS (1-844-383-6477).

Sincerely

John A. Flanagan

Principal Financial Officer

2

ETFMG Prime Junior Silver Miners ETF

Growth of $10,000 (Unaudited)

Average Annual Returns Year Ended September 30, 2023	1 Year Return	5 Year Return	Since Inception (11/28/12)	Value of $10,000 (9/30/2023)
ETFMG Prime Junior Silver Miners ETF (NAV)	-7.23%	0.41%	-6.96%	$4,577
ETFMG Prime Junior Silver Miners ETF (Market)	-6.97%	0.46%	-6.94%	$4,585
S&P 500 Index	21.62%	9.92%	12.95%	$37,429
Prime Junior Silver Miners & Explorers Index*	-6.45%	0.70%	-6.18%	$5,009

*	The Fund’s benchmark before 8/1/17 was the ISE Junior Silver (Small Cap Miners/Explorers) Index. On 8/1/17, the Fund’s benchmark became the Prime Junior Silver Miners & Explorers Index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on November 28, 2012, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sale of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The index returns do not reflect fees or expenses and are not available for direct investment.

3

ETFMG Prime Junior Silver Miners ETF

Top Ten Holdings as of September 30, 2023 (Unaudited)*

	Security	% of Total Investments
1	Pan American Silver Corp.	13.71%
2	First Majestic Silver Corp.	10.54%
3	Capstone Copper Corp.	7.68%
4	MAG Silver Corp.	6.64%
5	SSR Mining, Inc.	5.52%
6	Hecla Mining Co.	4.31%
7	Harmony Gold Mining Co., Ltd. – ADR	4.25%
8	Compania de Minas Buenaventura SAA – ADR	3.69%
9	Filo Corp.	3.48%
10	Eldorado Gold Corp.	3.23%

	Top Ten Holdings = 63.05% of Total Investments
*	Current Fund holdings may not be indicative of future Fund holdings.

4

ETFMG™ ETFs

Important Disclosures and Key Risk Factors

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility.

Past performance is not indicative of future return. A fund’s performance for very short time periods may not be indicative of future performance.

SILJ

The ETFMG Prime Junior Silver Miners ETF (the “Fund” or the “Junior Silver ETF”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Junior Silver Miners & Explorers Index (the “Index”).

Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual issuer volatility than a diversified fund. Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds and risks associated with such countries or geographic regions may negatively affect a Fund. Investments in small capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The ETFMG Prime Junior Silver Miners ETF is subject to risks associated with the worldwide price of silver and the costs of extraction and production. Worldwide silver prices may fluctuate substantially over short periods of time, so the Fund’s share price may be more volatile than other types of economic conditions, tax treatment, government regulation and intervention, and world events in the regions in which the company’s operation. Several foreign countries have begun a process of privatizing certain entities and industries. Privatized entities may lose money or be renationalized. The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests. The Fund’s return may not match or achieve a high degree of correlation with the return of the Prime Junior Silver Miners & Explorers Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund had sought to replicate the Prime Junior Silver Miners & Explorers Index. IOPV or indicative optimized portfolio value is an estimated intraday fair value of one share of an ETF determined by the last trade price of the fund’s underlying securities.

The Prime Junior Silver Miners & Explorers Index is designed to provide a benchmark for investors interested in tracking public, small-cap companies that are active in silver mining exploration and production industry. The stocks are screened for liquidity and weighted according to modified freefloat market capitalization. The Index generally is comprised of 25-35 securities. An investment cannot be made directly in an index.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather- related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

ETF Managers Group LLC is the investment adviser to the Fund.

Effective, August 14, 2023, the Fund is distributed by Foreside Fund Services LLC. ETF Managers Group LLC is a wholly owned subsidiary of Exchange Traded Managers Group LLC (collectively, “ETFMG”).

5

ETFMG™ ETFs

PORTFOLIO ALLOCATIONS

As of September 30, 2023 (Unaudited)

ETFMG
Prime Junior
Silver Miners
ETF
As a percent of Net Assets:
Australia	0.4%
Canada	77.7
Luxembourg	0.9
Peru	3.7
South Africa	4.3
United Kingdom	1.7
United States	10.3
Virgin Islands (UK)	0.2
Short-Term and other Net Assets (Liabilities)	0.8
100.0%

6

ETFMG™ ETFs

ETFMG Prime Junior Silver Miners ETF

Schedule of Investments

September 30, 2023

	Shares	Value
COMMON STOCKS - 99.2%
Australia - 0.4%
Metals & Mining - 0.4% (d)
Kingsgate Consolidated, Ltd. (a)	2,673,120	$2,079,607

Canada - 77.7%
Metals & Mining - 77.7% (d)
AbraSilver Resource Corp. (a)	10,604,214	2,342,179
Americas Gold & Silver Corp. (a)(e)	4,370,301	1,560,535
Andean Precious Metals Corp. (a)(e)	3,168,463	1,376,325
Aris Mining Corp. (a)	1,421,611	3,234,145
Ascot Resources, Ltd. (a)	3,740,916	1,032,832
Avino Silver & Gold Mines, Ltd. (a)(e)	2,465,831	1,270,813
Aya Gold & Silver, Inc. (a)	2,654,170	14,245,462
Bear Creek Mining Corp. (a)(e)	3,121,893	482,678
Capstone Copper Corp. (a)	10,513,008	44,583,049
Coppernico Metals, Inc. (a)(b)(e)	585,867	120,865
Discovery Silver Corp. NPV (a)	7,975,891	3,993,084
Dolly Varden Silver Corp. (a)	5,147,962	2,425,692
Dundee Precious Metals, Inc.	1,917,426	11,858,184
Eldorado Gold Corp. (a)	2,101,868	18,755,487
Endeavour Silver Corp. (a)	5,517,666	13,407,928
Filo Corp. (a)	1,353,916	20,225,257
First Majestic Silver Corp.	11,931,256	61,207,343
Fortuna Silver Mines, Inc. (a)	3,014,354	8,211,382
GoGold Resources, Inc. (a)	6,587,397	5,868,397
Guanajuato Silver Co., Ltd. (a)	6,636,543	1,392,538
Hudbay Minerals, Inc.	3,587,465	17,458,600
Kootenay Resources, Inc. (a)(b)(e)	224,973	1,656
Kootenay Silver, Inc. (a)(e)	8,868,212	522,332
Liberty Gold Corp. (a)	3,307,479	669,653
MAG Silver Corp. (a)	3,728,843	38,544,418
Mako Mining Corp. (a)	442,912	440,222
Mandalay Resources Corp. (a)(e)	625,267	893,074
Metalla Royalty & Streaming, Ltd.	355,571	1,091,648
Minaurum Gold, Inc. (a)	2,467,336	272,483
Mirasol Resources, Ltd. (a)	441,775	175,637
New Gold, Inc. (a)	7,092,559	6,527,295
New Pacific Metals Corp. (a)	1,060,437	1,826,926
Orla Mining, Ltd. (a)	3,247,942	11,478,094
Pan American Silver Corp.	5,498,598	79,589,499
Santacruz Silver Mining, Ltd. (a)	7,085,846	965,125
Seabridge Gold, Inc. (a)	646,415	6,796,103
Sierra Metals, Inc. (a)	1,103,214	324,893
Silvercorp Metals, Inc.	4,012,861	9,336,014
SilverCrest Metals, Inc. (a)	4,243,726	18,746,443
SSR Mining, Inc.	2,411,610	32,030,513
Summa Silver Corp. (a)(e)	1,843,670	597,250
Thesis Gold, Inc. (a)	1,688,589	795,654
Trevali Mining Corp. (a)(b)(e)	967,999	—
Vizsla Silver Corp. (a)(e)	4,199,002	4,513,560
Total Metals & Mining		451,191,267
Luxembourg - 0.9%
Metals & Mining - 0.9% (d)
Nexa Resources SA (e)	890,754	5,389,061

The accompanying notes are an integral part of these financial statements.

7

ETFMG™ ETFs

ETFMG Prime Junior Silver Miners ETF

Schedule of Investments

September 30, 2023

	Shares	Value
Peru - 3.7%
Metals & Mining - 3.7% (d)
Cia de Minas Buenaventura SAA - ADR	2,512,586	$21,407,233

South Africa - 4.3%
Metals & Mining - 4.3% (d)
Harmony Gold Mining Co., Ltd. - ADR	6,554,913	24,646,473

United Kingdom - 1.7%
Metals & Mining - 1.7% (d)
Adriatic Metals PLC (a)(e)	1,975,580	4,507,485
Hochschild Mining PLC (a)	5,328,540	5,409,157
Total Metals & Mining		9,916,642

United States - 10.3%
Metals & Mining - 10.3% (d)
Coeur Mining, Inc. (a)	3,657,420	8,119,472
Gatos Silver, Inc. (a)	2,014,166	10,433,380
Gold Resource Corp.	916,189	392,129
Hecla Mining Co.	6,393,289	24,997,760
Ivanhoe Electric, Inc. (a)	1,074,806	12,790,191
McEwen Mining, Inc. (a)	491,643	3,195,680
Total Metals & Mining		59,928,612

Virgin Islands (UK) - 0.2%
Metals & Mining - 0.2% (d)
Sailfish Royalty Corp. (e)	1,432,297	1,138,878
TOTAL COMMON STOCKS (Cost $711,484,880)		575,697,773

SHORT-TERM INVESTMENTS - 0.8%
Money Market Funds - 0.8%
First American Government Obligations Fund - Class X, 5.26% (c)	4,880,125	4,880,125
TOTAL MONEY MARKET FUNDS (Cost $4,880,125)		4,880,125

Total Investments (Cost $716,365,005) - 100.0%		580,577,898
Liabilities in Excess of Other Assets - (0.0)% (f)		(179,602)
TOTAL NET ASSETS - 100.0%		$580,398,296

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Value determined based on estimated fair value. The value of these securities total $122,521, which represents 0.02% of total net assets. Classified as Level 3 in the fair value hierarchy. Please refer to Note 2 of the Notes to Financial Statements.
(c)	The rate shown is the annualized seven-day yield at period end.
(d)	As of September 30, 2023, the Fund had a significant portion of its assets invested in the Metals & Mining Industry.
(e)	These securities have been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities total $22,374,512, which represents 3.85% of total net assets.
(f)	Amount is less than (0.05)%.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

8

ETFMG™ ETFs

STATEMENT OF ASSETS AND LIABILITIES

As of September 30, 2023

ETFMG Prime
Junior Silver
Miners ETF
ASSETS
Investments in unaffiliated securities, at value*	$580,577,898
Foreign currency*	745
Receivables:
Dividends and interest receivable	133,163
Receivable for fund shares sold	4,219,750
Total assets	584,931,556

LIABILITIES
Payables:
Management fees payable	349,829
Payable for investments purchased	4,183,431
Total liabilities	4,533,260
Net Assets	$580,398,296

NET ASSETS CONSIST OF:
Paid-in Capital	$1,113,556,111
Total Distributable Earnings (Accumulated Losses)	(533,157,815)
Net Assets	$580,398,296

*Identified Cost:

Investments in unaffiliated securities	$716,365,005
Foreign currency	669

Shares Outstanding^	68,700,000
Net Asset Value, Offering and Redemption Price per Share	$8.45

^	No par value, unlimited number of shares authorized

The accompanying notes are an integral part of these financial statements.

9

ETFMG™ ETFs

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2023

ETFMG Prime
Junior Silver
Miners ETF
INVESTMENT INCOME
Income:
Dividends from unaffiliated securities (net of foreign withholdings tax of $485,244)	$3,344,173
Interest	235,253
Total Investment Income	3,579,426

Expenses:
Unitary fees	4,687,198
Total Expenses	4,687,198
Net Investment Loss	(1,107,772)

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Unaffiliated Investments	(137,186,004)
In-Kind redemptions	5,474,021
Foreign currency and foreign currency translation	(1,234,854)
Net Realized Loss on Investments and In-Kind redemptions	(132,946,837)
Net Change in Unrealized Appreciation (Depreciation) of:
Unaffiliated Investments	86,306,445
Foreign currency and foreign currency translation	216
Net change in Unrealized Appreciation (Depreciation) on Investments	86,306,661
Net Realized and Unrealized Loss on Investments	(46,640,176)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(47,747,948)

The accompanying notes are an integral part of these financial statements.

10

ETFMG Prime Junior Silver Miners ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2023	2022
OPERATIONS
Net investment income (loss)	$(1,107,772)	$933,359
Net realized loss on investments, in-kind redemptions and foreign currency and foreign currency translation	(132,946,837)	(130,198,048)
Net change in unrealized appreciation (depreciation) of investments and foreign currency and foreign currency translation	86,306,661	(73,184,613)
Net decrease in net assets resulting from operations	(47,747,948)	(202,449,302)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	(380,891)	(2,774,481)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares	22,169,535	83,589,400
Transaction Fees (See Note 1)	—	4,914
Net increase in net assets from capital share transactions	22,169,535	83,594,314
Total decrease in net assets	(25,959,304)	(121,629,469)

NET ASSETS
Beginning of Year	606,357,600	727,987,069
End of Year	$580,398,296	$606,357,600

Summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2023		September 30, 2022
	Shares	Amount	Shares	Amount
Shares Sold	4,500,000	$47,001,305	18,400,000	$245,058,950
Transaction Fees (See Note 1)	—	—	—	4,914
Shares Redeemed	(2,350,000)	(24,831,770)	(13,450,000)	(161,469,550)
Net Transactions in Fund Shares	2,150,000	$22,169,535	4,950,000	$83,594,314
Beginning Shares	66,550,000		61,600,000
Ending Shares	68,700,000		66,550,000

The accompanying notes are an integral part of these financial statements.

11

ETFMG Prime Junior Silver Miners ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$9.11	$11.82	$13.79	$9.45	$8.70
Income (Loss) from Investment Operations:
Net investment income (loss)[1]	(0.02)	0.01	(0.01)	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.63)	(2.68)	(1.76)	4.56	0.91
Total from investment operations	(0.65)	(2.67)	(1.77)	4.51	0.89
Less Distributions:
Distributions from net investment income	(0.01)	(0.04)	(0.20)	(0.17)	(0.14)
Total distributions	(0.01)	(0.04)	(0.20)	(0.17)	(0.14)
Capital Share Transactions:
Transaction fees	—	0.00 [2]	0.00 [2]	—	—
Net asset value, end of year	$8.45	$9.11	$11.82	$13.79	$9.45
Total Return	(7.23)%	(22.63)%	(13.06)%	48.06%	10.45%

Ratios/Supplemental Data:
Net assets at end year (000’s)	$580,398	$606,358	$727,987	$408,319	$100,119

Gross Expenses to Average Net Assets	0.69%	0.69%	0.69%	0.69%	0.69%
Net Investment Income (Loss) to Average Net Assets	(0.16)%	0.12%	(0.10)%	(0.46)%	(0.21)%
Portfolio Turnover Rate	80%	34%	26%	71%	34%

[1]	Calculated based on average shares outstanding during the year.
[2]	Amount is less than 0.005%.per share.

The accompanying notes are an integral part of these financial statements.

12

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

NOTE 1 – ORGANIZATION

ETFMG Prime Junior Silver Miners ETF (“SILJ”, or the “Fund”) is a series of ETF Managers Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”).

The following table is a summary of the Strategy Commencement Date and Strategy of the Fund:

Strategy
Commencement
Fund Ticker	Date	Strategy
ETFMG Prime Junior Silver Miners ETF	8/1/2017	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Junior Silver Miners & Explorers Index (the “Index”).

The Fund currently offers one class of shares, which have no front-end sales load, no deferred sales charges, and no redemption fees. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. Market prices for the shares may be different from its net asset value (“NAV”). The Fund issues and redeems shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified Index. Once created, shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and may be subject to customary brokerage commissions or fees.

Authorized Participants transacting in Creation Units for cash may pay an additional variable charge to compensate the Fund for certain transaction costs (i.e., brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in Transaction Fees” in the Statements of Changes in Net Assets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

13

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

The Fund may invest in certain other investment companies (underlying funds). For more information about the underlying Fund’s operations and policies, please refer to those Fund’s semiannual and annual reports, which are filed with the SEC.

A.	Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by ETF Managers Group, LLC (the “Adviser”), using procedures adopted by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2023, the Fund held three securities that were fair valued by the Adviser.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

14

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2023:

ETFMG Prime Junior Silver Miners ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$575,575,252	$—	$122,521	$575,697,773
Short Term Investments	4,880,125	—	—	4,880,125
Total Investments in Securities	$580,455,377	$—	$122,521	$580,577,898

^	See Schedule of Investments for classifications by country and industry.

B.	Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.

To avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has analyzed its tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2023 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, the State of New Jersey, and the State of Delaware; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of September 30, 2023, management has reviewed the tax positions for open periods (for Federal purposes, three years from the date of filing and for state purposes, generally a range of three to four years from the date of filing), as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

C.	Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains, from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries.

D.	Foreign Currency Translations and Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

15

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

E.	Distributions to Shareholders. Distributions to shareholders from net investment income are generally declared and paid by the Fund on a quarterly basis. Distributions to shareholders from realized gains on securities for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.	Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

G.	Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. For Authorized Participants, the offering and redemption price per share for the Fund are equal to the Fund’s respective net asset value per share.

H.	Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 3 – RISK FACTORS

Investing in the Fund may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in the Fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk. The Fund is not actively managed (“Index Fund”). Therefore, the Fund follows the securities included in its index during upturns as well as downturns. Because of its indexing strategies, the Index Fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the Index Fund’s expenses, the Index Fund’s performance may be below that of its respective index.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

Concentration Risk. To the extent that the Fund’s or an index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

16

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID -19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect lobal, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under the circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s Sponsor and third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility. exchange trading suspensions and closures and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have significant impact on the Fund’s performance, resulting in losses to the Fund.

Daily Index Correlation/Tracking Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under -exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets.

On October 7, 2023, Hamas launched a significant attack on Israel from the Gaza Strip. The extent and duration of the Israel-Hamas war and any related economic and market impacts are impossible to predict but may be significant and may negatively impact Israel’s economy. The price and liquidity of investments may fluctuate widely as a result of these conflicts and related events. How long such conflicts and related events will last, and whether either may escalate further, cannot be predicted, however such conflicts may negatively impact issuers of securities in which the Fund(s) invests.

A complete description of the principal risks is included in the Fund’s prospectus under the heading “Principal Investment Risks.”

17

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

NOTE 4 – MANAGEMENT AND OTHER CONTRACTS

The Adviser serves as the investment advisor to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is also responsible for arranging transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate.

Under the Investment Advisory Agreement, the Adviser has overall responsibility for the general management and administration of the Fund and arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Fund to operate. The Fund’s unitary fees are accrued daily and paid monthly. The Adviser bears the costs of all advisory and non-advisory services required to operate the Fund, in exchange for a single unitary fee at the following annual rates:

ETFMG Prime Junior Silver Miners ETF	0.69%

Under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”). The Adviser has entered into an agreement with Foreside Fund Services LLC to serve as distributor to the Fund (the “Distributor”). The Distributor provides marketing support for the Fund, including distributing marketing materials related to the Funds. Level ETF Ventures, LLC (“Level”) serves as the index provider for the Fund. Level is not affiliated with the Trust or the Adviser.

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (the “Administrator”) provides fund accounting, fund administration, and transfer agency services to the Fund. The Adviser compensates the Administrator for these services under an administration agreement between the two parties.

The Adviser pays each independent Trustee a quarterly fee for service to the Fund. Each Trustee is also reimbursed by the Adviser for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

NOTE 5 – DISTRIBUTION PLAN

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to the Fund, with the amount of such compensation not to exceed an annual rate of 0.25% of the Fund’s average daily net assets. During the year ended September 30, 2023, the Fund did not incur any 12b-1 expenses.

18

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

NOTE 6 - PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, during the year ended September 30, 2023:

	Purchases	Sales
ETFMG Prime Junior Silver Miners ETF	$537,112,716	$531,588,797

The costs of purchases and sales of in-kind transactions associated with creations and redemptions during the year ended September 30, 2023:

	Purchases In-	Sales In-
	Kind	Kind
ETFMG Prime Junior Silver Miners ETF	$45,632,998	$24,511,687

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all in-kind sales. Net capital gains or losses resulting from in-kind redemptions are excluded from the Fund’s determination of taxable gains and are not distributed to shareholders.

There were no purchases or sales of U.S. Government obligations during the year ended September 30, 2023.

NOTE 7 – FEDERAL INCOME TAXES

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2023 were as follows:

Net
		Gross	Gross	Unrealized
		Unrealized	Unrealized	Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)
ETFMG Prime Junior Silver Miners ETF	$813,795,231	$27,477,165	$(260,694,498)	$(233,217,333)

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses.

As of September 30, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings	Other Accumulated Loss	Total Accumulated Gain (Loss)
ETFMG Prime Junior Silver Miners ETF	$—	$—	$—	$(299,940,482)	$(533,157,815)

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses.

As of September 30, 2023, the Fund had accumulated capital loss carryovers of:

	Capital Loss	Capital Loss
	Carryforward	Carryforward
	ST	LT	Expires
ETFMG Prime Junior Silver Miners ETF	$(132,046,895)	$(166,521,331)	Indefinite

19

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

Under current tax law, capital and currency losses realized after October 31 of the Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Fund had deferred post-October capital and currency losses, which will be treated as arising on the first business day of the year ending September 30, 2023.

	Late Year	Post-October
	Ordinary Loss	Capital Loss
ETFMG Prime Junior Silver Miners ETF	$(1,372,333)	$—

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2023, the following table shows the reclassifications made:

	Total Distributable Earnings/(Loss)	Paid-In Capital
ETFMG Prime Junior Silver Miners ETF	$(2,534,506)	$2,534,506

The tax charter of distributions paid during the year ended September 30, 2023, and the year ended September 30, 2022 were as follows:

	Year Ended		Year Ended
	September 30, 2023		September 30, 2022
	From	From	From	From
	Ordinary	Capital	Ordinary	Capital
	Income	Gains	Income	Gains
ETFMG Prime Junior Silver Miners ETF	$380,891	—	$2,774,481	—

NOTE 8 – LEGAL MATTERS

The Trust, the Adviser, and certain officers and affiliated persons of the Adviser (together with the Adviser, the “Adviser Defendants”) were named as defendants in an action filed December 21, 2021, in the Superior Court of New Jersey, Union County, captioned PureShares, LLC, d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. UNN-C-152-21 (the “NJ Action”). The NJ Action asserted breach of contract and other tort claims and sought damages in unspecified amounts and injunctive relief. On May 25, 2022, the court in the NJ Action dismissed with prejudice all claims asserted against the Trust, as well as all contract claims and all except one tort claim asserted against the Adviser Defendants. With respect to the tort claim asserted against the Adviser Defendants, the parties stipulated and agreed to dismiss that claim without prejudice in May 2023.

The Adviser and certain of its affiliates have entered into a settlement agreement with the Securities and Exchange Commission (“SEC”) regarding certain alleged conflicts of interest arising in connection with ETFMG Alternative Harvest ETF’s (MJ) participation in the securities lending program administered by its prior custodian. Without admitting or denying the SEC’s findings, the Adviser and its parent company agreed to censures, to a cease-and-desist order, and to pay, jointly and severally, a civil penalty of $4 million. The settlement resolves the SEC’s investigation of the Adviser and its affiliates.

As of September 30, 2023, there were no adjustments made to the accompanying financial statements based on the above legal matters.

NOTE 9 – SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

20

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

The Board of the Trust has approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of the Target Fund into a corresponding new fund (the “Acquiring Fund”), which is a newly created series of Amplify ETF Trust with similar investment objectives and the same fees and expenses as the corresponding Target Fund. The Reorganization is subject to certain conditions including approval by shareholders of the Target Fund. The following table shows shares of the Acquiring Fund that will be issued to shareholders of the corresponding Target Fund.

Target Fund	Acquiring Fund
ETFMG Prime Junior Silver Miners ETF	Amplify Junior Silver Miners ETF

The proxy solicitation materials were filed with the SEC on October 13, 2023. The Joint Special Meeting of Shareholders is to be held on December 28, 2023.

Other than as disclosed, there were no other subsequent events requiring recognition or disclosure through the date the financial statements were issued.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ETF Managers Trust

and the Shareholders of ETFMG Prime Junior Silver Miners ETF:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedule of investments of ETFMG Prime Junior Silver Miners ETF (the “Fund”) as of September 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of periods indicated therein, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2023, and the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/WithumSmith+Brown, PC

We have served as the auditor of one or more series of the Trust since 2013.

New York, New York

November 29, 2023

22

ETFMG™ ETFs

EXPENSE EXAMPLE

Period Ended September 30, 2023 (Unaudited)

As a shareholder of the Funds you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

				Annualized
				Expense
				Ratio
				During the
	Beginning	Ending	Expenses	Period
	Account	Account	Paid	April 1,
	Value	Value	During	2023 to
	April 1,	September	the	September
Fund Name	2023	30, 2023	Period^	30, 2023
ETFMG Prime Junior Silver Miners ETF
Actual	$1,000.00	$760.80	$3.05	0.69%
Hypothetical (5% annual)	1,000.00	1,021.61	3.50	0.69%

^	The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365 (to reflect the one-half year period).

23

ETFMG™ ETFs

Board of Trustees

Set forth below are the names, birth years, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. The SAI includes additional information about Fund directors and is available, without charge, upon request by calling 1-844-ETF-MGRS (1-844-383-6477).

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee and Officers
Michael Minella (1971)	President (since 2023)	Senior Principal Consultant, ACA Group (since 2022); Vice President and Director, Fidelity Investments (2009-2022).	n/a	n/a
John A. Flanagan (1946)	Treasurer (since 2015)	President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Treasurer, ETF Managers Trust (since 2015); Chief Financial Officer, ETF Managers Capital, LLC (commodity pool operator) (since 2015).	n/a	Independent Trustee - Absolute Shares Trust (since 2014) (6 portfolios)
Kevin Hourihan (1978)	Chief Compliance Officer (since 2022)

Senior Principal Consultant, Fund Chief Compliance Officer, ACA Global, LLC (since 2022); Chief Compliance Officer, Ashmore Funds (2017-2022); Chief Compliance Officer, Ashmore Investment Management (US) Corp (2014-2022); Chief Compliance Officer, Ashmore Equities Investment Management (2015-2019).

			n/a	n/a
Matthew J. Bromberg (1973)	Secretary (since 2023)

Chief Compliance Officer and Chief Compliance Officer of ETF Managers Group, LLC (since 2022); General Counsel and Secretary of Exchange Traded Managers Group LLC (since 2020); ETF Managers Group LLC (since 2020);

ETFMG Financial LLC (since 2020); ETF Managers Capital LLC (since 2020); Partner of Dorsey & Whitney LLP (law firm) (2019-2020); General Counsel of WBI Investments, Inc. (2016-2019); Millington Securities, Inc. (2016-2019).

			n/a	n/a

24

ETFMG™ ETFs

Board of Trustees (Continued)

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Terry Loebs (1963)	Chairman of the Board (since 2023); Trustee (since 2014); Lead Independent Trustee (since 2020)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange- traded products firm) (2006- 2011).	12	None
Eric Wiegel (1960)	Trustee (since 2020)	Managing Partner, Global Focus Capital LLC (since 2013); Senior Portfolio Manager, Little House Capital (2019-2021); Chief Investment Officer, Insight Financial Strategist LLC (2017- 2018).	12	None

25

SUPPLEMENTARY INFORMATION

September 30, 2023 (Unaudited)

NOTE 1 – FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available on the Fund’s website at www.etfmgfunds.com.

NOTE 2 – FEDERAL TAX INFORMATION

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended September 30, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified
Fund Name	Dividend Income
ETFMG Prime Junior Silver Miners ETF	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2023 was as follows:

Dividends
Fund Name	Received Deduction
ETFMG Prime Junior Silver Miners ETF	48.64%

Short Term Capital Gain

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the Fund was as follows:

Short-Term
Fund Name	Capital Gain
ETFMG Prime Junior Silver Miners ETF	0.00%

During the year ended September 30, 2023, the Fund did not declare any long-term realized gains distributions.

Pursuant to Section 853 of the Internal Revenue Code, the Fund designated the following amounts as foreign taxes paid for the year ended September 30, 2023. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Per Share
	Gross		Gross
	Foreign	Foreign	Foreign	Foreign	Shares
	Source	Taxes	Source	Taxes	Outstanding
Fund	Income	Passthrough	Income	Passthrough	at 9/30/23
ETFMG Prime Junior Silver Miners ETF	3,645,531	485,244	0.05306450	0.00706323	68,700,000

Foreign taxes paid or withheld should be included to taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to difference in the calculation of income and gains under GAAP purposes and Internal Revenue Service purposes.

NOTE 3 – INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available on the website of the SEC at www.sec.gov and the Fund’s website at www.etfmgfunds.com. The Fund’s portfolio holdings are posted on its website at www.etfmgfunds.com, daily.

26

NOTE 4 – INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at (877) 756-7873, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.etfmgfunds.com.

Information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at (877) 756-7873 or by accessing the SEC’s website at www.sec.gov.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and additional information can be found in the Fund’s prospectus, which may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477) or by visiting www.etfmgfunds.com. This report must be preceded or accompanied by a prospectus.

27

ETFMG™ ETFs

ETF MANAGERS TRUST

Privacy Policy and Procedures

ETF Managers Trust, (the “Trust”) has adopted the following privacy policies in order to safeguard the personal information of the Trust’s customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Trust officers are responsible for ensuring that the following policies and procedures are implemented:

1) The Trust is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations1. The Trust will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2) The Trust conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Trust. The Trust has no employees. It is anticipated that the trustees and officers of the Trust who are not employees of service providers of the Trust will not have access to customer records and information in the performance of their normal responsibilities for the Trust.

3)  The Trust may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

4) The Trust may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Trust will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Consistent with these policies, the Trust has adopted the following procedures:

1)  The Trust will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2) The Trust will direct each of its Service Providers to adhere to the privacy policy of the Trust and to its privacy policies with respect to all customer information of the Trust and to take all actions reasonably necessary so that the Trust is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3)  The Trust requires its Service Providers to provide periodic reports to the Trust’s Board of Trustees outlining their privacy policies and the implementation of such policies. Each Service Provider is required to promptly report to the Trust’s Board any material changes to its privacy policy before, or promptly after, the adoption of such changes.

(1)         Generally, the Funds have institutional clients which are not considered “customers” for purposes of regulation S-P.

28

Advisor

ETF Managers Group, LLC

350 Springfield Ave., Suite 200, Summit, NJ 07901

Distributor

Foreside Fund Services LLC

Three Canal Plaza, Suite 100, Portland, Maine 04101

Custodian

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services

615 East Michigan Street, Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

WithumSmith + Brown, PC

1411 Broadway, 9th Floor, New York, NY 10018

Legal Counsel

Sullivan & Worcester LLP

1666 K Street NW, Washington, DC 20006

29

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
A copy of the registrant’s Code of Ethics is filed herewith

Item 3. Audit Committee Financial Expert.

The Board believes that the collective knowledge and experience of the members of the audit committee enable the committee to provide appropriate oversight given the Trust's level of financial complexity. In addition, the Board notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2023	FYE 9/30/2022
Audit Fees	$318,000	$368,200
Audit-Related Fees	N/A	N/A
Tax Fees	$72,975	$83,050
All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by WithumSmith+Brown, PC applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2023	FYE 9/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the past year.

Non-Audit Related Fees	FYE 9/30/2023	FYE 9/30/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)
The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee, consisting solely of independent trustees, are Mr. Eric Weigel and Mr. Terry Loebs.

(b)	Not Applicable.

Item 6. Investments.

a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer/Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and Treasurer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  ETF Managers Trust

By (Signature and Title)*  /s/ Michael Minella
             Michael Minella, President

Date          December 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Michael Minella
            Michael Minella, President

Date        December 5, 2023

By (Signature and Title)* /s/ John Flanagan
 John Flanagan, Principal Financial Officer/Treasurer

Date         December 5, 2023

* Print the name and title of each signing officer under his or her signature.